As Filed with the Securities and Exchange Commission on April 28, 2017

Registration File No. 333-206951
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.   ☐

  Post-Effective Amendment No. 5  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 69  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2017 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on            pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in Individual
Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2017

Protective Strategic Objectives VUL

An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Strategic Objectives VUL individual flexible premium variable and fixed life insurance policy (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy benefits. Additional fees and charges also may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy during the Cancellation Period.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you bear the investment risk) with Funds from:

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  American Funds Insurance Series
  Fidelity® Variable Insurance Products Funds
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Legg Mason Partners Variable Equity Trust
  Lord Abbett Series Fund, Inc.
  Oppenheimer Variable Account Funds
  PIMCO Variable Insurance Trust
  Royce Capital Fund

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other government agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO.SO.0517

POLICY BENEFITS/RISKS SUMMARY
    Policy Benefits
    Policy Risks
FEE TABLES
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE FIXED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
    American Funds Insurance Series
    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
    Fidelity® Variable Insurance Products
    Franklin Templeton Variable Insurance Products Trust
    Goldman Sachs Variable Insurance Trust
    Legg Mason Partners Variable Equity Trust
    Lord Abbett Series Fund, Inc.
    Oppenheimer Variable Account Funds
    PIMCO Variable Insurance Trust
    Royce Capital Fund
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
    Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

  Investment Options. You may invest in your choice of numerous different investment options, as well as a Fixed Account, within your Policy.
  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a Death Benefit to your Beneficiary. The Death Benefit Proceeds generally pass to the Beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation Test or the Cash Value Accumulation Test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

  Death Benefit Option A (Level) is equal to the greater of:
    The current Face Amount; or
    A specified percentage of the Policy Value as indicated on a table set forth in Appendix A.
  Death Benefit Option B (Increasing) is equal to the greater of:
    The current Face Amount plus the Policy Value; or
    A specified percentage of the Policy Value as indicated on a table set forth in Appendix A.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

  Death Benefit Option A (Level) is equal to the greater of:
    The current Face Amount; or
    The minimum death benefit described below.
  Death Benefit Option B (Increasing) is equal to the greater of:
    The current Face Amount plus Policy Value; or
    The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

See "DEATH BENEFIT PROCEEDS" for more information.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund. See "Cancellation Privilege" for more information.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Guarantee Amount (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above). See "POLICY LAPSE AND REINSTATEMENT" for more information.

  Age 121. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions. See "Exchange Privilege."

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers. See "TRANSFERS OF POLICY VALUE" for more information.

  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made into the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.
  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500. Withdrawals may have tax consequences, and may incur a Surrender Charge. See "Tax Considerations" and "Surrender Charge."

Loans

You may borrow using your Cash Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 99% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that are outstanding on the date your loan request is received at the Home Office. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.00% for Policy Years 1 through 10 and 3.00% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences. See "Policy Loans" and "Tax Considerations- Tax Treatment of Loans."

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy. See "Settlement Options" for more information.

Policy Value Credit

If your Policy is not in default, on each Monthly Anniversary Day following the 20th Policy Anniversary, the Company may credit your Policy Value with an additional amount for keeping your Policy in force. See "Policy Value Credit" for more information.

Terminal Illness Accelerated Death Benefit Endorsement

The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. See "Terminal Illness Accelerated Death Benefit Endorsement" in the "Supplemental Riders and Endorsement" section for more information.

ExtendCare Chronic Illness Accelerated Death Benefit Rider (for all applications signed before June 1, 2017)

This rider provides one or more accelerated Death Benefit payments to the Owner during a 12-month period if the Insured has a qualifying chronic illness that is expected to be permanent and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. This rider is not available in California or Connecticut. See "ExtendCare Chronic Illness Accelerated Death Benefit Rider" in the "Supplemental Riders and Endorsement" section for more information.It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See “Tax Considerations.”

ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider (for all applications signed on or after June 1, 2017) (not available in all distribution channels)

This rider provides one or more accelerated Death Benefit payments to the Owner during a 12-month period if the Insured has a qualifying chronic illness that is expected to last one year or more and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. During a Benefit Period, all monthly deductions required to maintain the Policy will be waived. If the Insured is certified as Chronically Ill for three consecutive 12-month Benefit Periods, the monthly deductions will be waived for as long as the Policy is in force. [This rider is not available in California or Connecticut.] See "ExtendCare Chronic Illness Accelerated Death Benefit Rider" in the "Supplemental Riders and Endorsement" section for more information.It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See “Tax Considerations.”

Overloan Protection Endorsement

Under the provisions of this endorsement, your Policy will not lapse and the Death Benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. See "Overloan Protection Endorsement" in the "Supplemental Riders and Endorsement" section for more information.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement

This endorsement converts the payment of Death Benefit Proceeds from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. Payment of the Death Benefit Proceeds as a series of payments will result in a portion of the payments being includible in the Beneficiary's income. See "Tax Considerations." Please consult your tax advisor.

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 1%. See "The Variable Account and The Funds."

Risk of Lapse

Unless the lapse protection period is in effect, if your Policy Value less the Surrender Charge and Policy Debt on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the Minimum Monthly Premium Lapse Protection Endorsement of the Policy will not guarantee that the Policy will remain in force after the termination of the lapse protection period. See "Lapse" and "Lapse Protection."

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals that reduce the Face Amount of the Policy may be subject to a Surrender Charge. See "Surrender Charge."

A surrender or withdrawal may have tax consequences. See "Tax Considerations."

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums within the meaning of the tax law, (2) a material change in the Policy, or (3) a reduction in your Death Benefit or certain rider benefits. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59-1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations- Tax Treatment of Loans.") Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

See "POLICY LOANS."

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations- Other Considerations."

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment	3.5% of each premium payment
Surrender Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$3.00 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.00 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 46 year old male in the nontobacco class during the first Policy Year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$41.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$41.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1) The Surrender Charge varies based on individual characteristics such as the Insured's Issue Age, sex and rate class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The Surrender Charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(1)(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $108.93 per $1,000 of Net Amount at Risk	$0.01 - $64.27 per $1,000 of Net Amount at Risk
Charge for a 46 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.24 per $1,000 of Net Amount at Risk	$0.07 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0.042% multiplied by the Variable Account Value, which is equivalent to an annual amount of 0.5% for 10 Policy Years; 0% thereafter.
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.09 - $0.90 per $1,000 of Initial Face Amount	$0.09 - $0.90 per $1,000 of Initial Face Amount
Charge for a 46 year old male in the nontobacco rate class	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.14 per $1,000 of Initial Face Amount	$0.14 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases:(4)
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 46 year old male in the nontobacco rate class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.98 per $1,000 of any increase in Face Amount	$0.98 per $1,000 of any increase in Face Amount
Net Cost of Loans(5)	On each Policy Anniversary, as applicable(6)	4.00% (annually) in Policy Years 1 through 10; 2.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% for all loans in Policy Years 11 and thereafter
Optional Supplemental Rider Charges:
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider(7)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 48 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider(8)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 29 year old female	On the Effective Date and each Monthly Anniversary Day	$2.85 per $100 of rider coverage amount	$2.85 per $100 of rider coverage amount
ExtendCare 2017 Rider (for all applications signed on or After June 1, 2017)(9)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.01 - $31.50 per $1,000 of Net Amount at Risk	$0.01 - $16.11 per $1,000 of Net Amount at Risk
Charge for a 45 year old male in the nontobacco rate class in the First Policy Year with a Face Amount of $500,000 and monthly benefit of $5,000 and an elimination period of 90 days	On the Effective Date and each Monthly Anniversary Day	$0.01 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
ExtendCare Rider (for all applications signed before June 1, 2017)(9)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of Net Amount at Risk	$0.01 - $9.76 per $1,000 of Net Amount at Risk
Charge for a 57 year old male in the nontobacco rate class in the First Policy Year with a Face Amount of $100,000 and monthly benefit of $25,000 and an elimination period of 90 days	On the Effective Date and each Monthly Anniversary Day	$0.57 per $1,000 of Net Amount at Risk	$0.02 per $1,000 of Net Amount at Risk
Protected Insurability Benefit Rider(10)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a child less than 6 months old	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Flexible Coverage Rider(11)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.04 - $51.85 per $1,000 of rider coverage amount	$0.02 - $42.24 per $1,000 of rider coverage amount
Charge for a 30 year old female in the select preferred rate class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.05 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Term Rider for Covered Insured(12)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $22.81 per $1,000 of rider coverage amount	$0.02 - $16.38 per $1,000 of rider coverage amount
Charge for a 16 year old male in the nontobacco rate class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount
Overloan Protection Endorsement
Minimum and Maximum Charge	When the Benefit is Exercised	5% of Policy Value	5% of Policy Value

(1) Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. Please see "Charges and Deductions" for additional information.

(2) See Net Amount at Risk in the Glossary.

(3) The administrative charge varies based on the Insured's Issue Age, sex and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(4) The administrative charge for Face Amount increases varies based on the Insured's Issue Age, sex, and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(5) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.00% for standard loans in Policy Years 1-10; (b) 4.00% current (5.00% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.00% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 1.00% (3.00% current).

(6) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, surrender, termination, or the Insured's death.

(7) The charge for the Accidental Death Benefit Rider varies based on the Insured's attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(8) The charge for the Disability Benefit Rider varies based on the Issue Age and sex of the Insured. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(9) The charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider varies based on the Insured's Issue Age, sex and rate (i.e. underwriting) class, the number of years that the Policy has been in force, Face Amount and monthly benefit (maximum monthly benefit chosen at the issuance of the Policy). The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(10) The charge for the Protected Insurability Rider varies based on the Insured's Issue Age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(11) The charge for the Flexible Coverage Rider varies based on the Insured's Issue Age, sex, rate class and the number of years the Policy has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

(12) The charge for the Term Rider for Covered Insured varies based on the Insured's Issue Age, sex, rate class and the number of years the Policy has been in force. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office. This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2016. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Fund.

Annual Fund Operating Expenses:

Range of Expenses for the Funds

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.65%(*)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

For insurance coverage to take effect under a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Payment of Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company), may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements (3 months in Ohio, not allowed in Montana). Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person or entity is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. See"Tax Considerations- Other Considerations."

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  10 days after you receive your Policy, or
  45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the greater of the premiums paid (after deduction of any Policy fees and other charges, unless prohibited by state law) and, the sum of the Fixed Account Value and the Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states requiring the return of premiums paid, Protective Life will refund the greater of the Policy Value or the premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code") . Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by Written Notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By Written Notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount and frequency of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations" and the discussion of Guideline Premium Limitation and Cash Value Accumulation Test under "Death Benefit Proceeds"). Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change is appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Government Money Fund/VA Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Protective Life reserves the right to limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each and "additional premium") under the Policy or the amount and frequency of Net Premiums that may be allocated to the Fixed Account at any time and to refuse to accept such additional premium under the Policy or allocate additional Net Premium to the Fixed Account at any time without prior notice. In all cases, Protective Life will accept additional premium necessary to prevent the Policy from lapsing. Protective Life will notify the Owner that a premium payment may result in a Policy becoming a Modified Endowment Contract ("MEC"), and will accept the premium payment unless otherwise instructed by the Owner. If a premium payment would cause the Policy to no longer qualify as life insurance under the Internal Revenue Code, the Company will refuse to accept the premium payment.

If mandated by law, we may reject a premium payment. We may also provide information about you and your account to a government regulator.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units

For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value

The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor

The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  is the result of:
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in initial Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit

The Policy is eligible for a Policy Value Credit if the Policy is maintained beyond 20 Policy Years. The Policy Value Credit ends immediately upon termination of the Policy. If your Policy is in default or has lapsed, we will not credit your Policy with the Policy Value Credit.

The Policy Value Credit is not guaranteed. We will pay the Policy Value Credit if the expense, mortality, investment, and persistency experience for all Policies issued under this Prospectus is at least as favorable as the Company assumed when the Policies were issued. The Policy Value Credit actually paid will be determined and applied on a uniform and nondiscriminatory basis. The Policy Value Credit percentage, if any, the Company would pay on a monthly basis would be equal to 0.042% (0.5% annualized) of unloaned Policy Value up to attained age 100 of the insured. After attained age 100 of the insured, the Policy Value Credit percentage would be equal to 0.021% (0.25% annualized) of unloaned Policy Value. Any Policy Value Credit we pay will not be subject to recapture for any reason. The Policy Value Credit is considered investment experience, not premium and is therefore not subject to the premium expense charge.

The Company may modify or discontinue offering the Policy Value Credit on a prospective basis for new policies issued at any time.

The Policy Value Credit, if applicable, will be calculated and applied as follows:

    On each Monthly Anniversary Day, beginning with the first Monthly Anniversary Day in Policy Year 21, the Company will credit additional Policy Value to your Policy.
    The Policy Value Credit is equal to the Policy Value Credit percentage multiplied by the unloaned Policy Value on the Monthly Anniversary Day plus any Net Premium received on that day and after the processing of any loan, withdrawal, transfer, or surrender requests on that day.
    The Policy Value Credit is calculated before the Company processes any monthly deductions.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's current allocation instructions for premiums.

For example, assume your Policy is eligible for a Policy Value Credit and the Policy Value on the Monthly Anniversary Day is $50,000 with a loan balance of $10,000. No premiums have been paid on this day, nor has there been a loan, transfer or surrender request on this day. The Policy Value Credit would be calculated as follows:

    Unloaned Policy Value = $50,000 - $10,000 = $40,000
    Policy Value Credit Percentage = 0.042%
    Policy Value Credit = $40,000 x 0.042% = $16.80

Assume your current allocation instructions for premiums are as follows: 50% to the Capital Appreciation Fund Sub-Account; 30% to the VIP Contrafund Sub-Account; 20% to the Fixed Account. The Policy Value Credit would be allocated to the following Funds as follows:

    $16.80 x 50% = $8.40 allocated to the Capital Appreciation Fund Sub-Account
    $16.80 x 30% = $5.04 allocated to the VIP Contrafund Sub-Account
    $16.80 x 20% = $3.36 allocated to the Fixed Account

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries. Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. See "Tax Considerations- Tax Treatment of Life Insurance Death Benefit Proceeds."

Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

If an Owner has elected the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, we will pay the Death Benefit Proceeds pursuant to a payment schedule established according to the terms of the endorsement. See "Supplemental Riders and Endorsements."

Limits on Policy Rights

Incontestability.  Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion.  If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex.  If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit depends on the Death Benefit option and the federal tax compliance test that you select. You must select the Death Benefit option and the tax compliance test before your Policy is issued. Once the Policy is issued, you may not change the tax compliance test.

Federal Tax Compliance Tests. Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it satisfies one of two federal tax compliance tests: (1) the Guideline Premium Limitation/Cash Value Corridor Test, and (2) the Cash Value Accumulation Test.

The Guideline Premium Limitation/Cash Value Corridor Test (“GPT”) has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium payments that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Attained Age of the Insured) of the Policy Value. The Cash Value Accumulation Test (“CVAT”) does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Attained Age, sex and rate class of the Insured) of the Policy Value, adjusted for certain riders.

In applying for the Policy, you may select either federal tax compliance test. The Death Benefit will vary depending on which test is selected. There are a number of considerations involved in deciding which test to use.

For example, if your goal is to maximize your Cash Value in early Policy Years relative to the Policy’s Death Benefit and other benefits, you may want to consider selecting the CVAT because it generally permits more premiums to be paid in early Policy years. The CVAT may require the Policy to have a higher Death Benefit relative to the Policy’s Cash Value in later Policy Years, however, which could increase the mortality charges that will apply in those later years.

Alternatively, if your goal is to maximize your Cash Value in later Policy Years relative to the Policy’s Death Benefit and other benefits, you may want to consider selecting the GPT and paying premiums up to the maximum permitted by the GPT. Funding a Policy in this manner may allow for lower mortality charges in later Policy Years in comparison with the mortality charges that would apply under a Policy tested under the CVAT.

Which federal tax compliance test is better for you will depend on not only your goals, but on a number of other considerations. These other considerations include, but are not limited to, the characteristics of the Insured, the amount and timing of premiums that will be paid, and the earnings under the Policy.

The Death Benefit Option you choose will also affect the amount of your Death Benefit. If the GPT applies to the Policy, under Death Benefit Option A, your Death Benefit will generally be the Face Amount. However, the Death Benefit may vary based on the Policy Value if the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount under the Policy. Under Death Benefit Option B, your Death Benefit will always vary with Policy Value.

Similarly, if the CVAT applies to the Policy, under Death Benefit Option A, your Death Benefit will generally be the Face Amount. However, the Death Benefit may vary based on the Policy Value if the minimum death benefit is greater than the Face Amount under the Policy. Under Death Benefit Option B, your Death Benefit will always vary with the Policy Value. See “Death Benefit Options” for detailed information about each Death Benefit Option.

You should consult your registered representative for more information about which federal tax compliance test and death benefit option you should choose in light of your specific goals and circumstances.

The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.  If the Policy is not issued with a Cash Value Accumulation Test, it will satisfy the Guideline Premium Limitation/Cash Value Corridor Test of federal tax law and the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in Appendix A.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in Appendix A.

The specified percentage under both options is 250% when the Insured has reached an Attained Age of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies Complying with the Cash Value Accumulation Test.  If the Policy is issued with a Cash Value Accumulation Test, the Death Benefit is determined as follows:

  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the Policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Examples of Death Benefit calculations for both Death Benefit Options under the Cash Value Accumulation Test are found in Appendix A.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. The request must be received in writing in Good Order at the Home Office. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change. There will be no Surrender Charge for a Face Amount reduction resulting from a Death Benefit Option change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing in Good Order at the Home Office.

Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted in Good Order. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's current Attained Age must be less than the maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed Cancellation Period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administrative fee for the increase. Increasing the Face Amount of the Policy may increase the Death Benefit and may have the effect of increasing monthly cost of insurance charges. Increasing the Face Amount may also have tax consequences. See "Tax Considerations- Other Considerations." Please consult your tax advisor.

Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See "Tax Considerations — Policies which are MECs.")

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the Guideline Premium Limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the Guideline Premium Limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount after any decrease must be at least $100,000. Protective Life prohibits any elected decrease in Face Amount (1) for the first 3 Policy Years; (2) for 3 years following an increase in Face Amount; and (3) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may reduce the Death Benefit and may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences. See "Tax Considerations- Certain Distributions Required by the Tax Law in the First 15 Years."

Additional coverage from the Flexible Coverage Rider (FCR)

An Owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No surrender or premium expense charge is assessed in connection with a FCR.

The Policy's lapse protection provision does not extend to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR. This rider is not available in New Jersey.

Settlement Options

The Company offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 1% per year.

Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements.  Settlement options must be elected by Written Notice in Good Order received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; Beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the Due Proof of Death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice in Good Order to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfer requests (including telephone transfer requests— described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received. Requests received in Good Order at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. The transfer fee, if any, is deducted from the amount being transferred. Protective Life reserves the right to terminate, suspend or modify transfer privileges at any time.

Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or Owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

  Increased brokerage trading and transaction costs;
  Disruption of planned investment strategies;
  Forced and unplanned liquidation and portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Policies to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and Portfolio Rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice in Good Order to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing to the Home Office.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice in Good Order to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from a Sub-Account (the "Source Sub-Account") or the Fixed Account to one or more other specified Sub-Accounts, subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the Source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction and limits on frequent transfer activity. Automatic transfers for dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice in Good Order to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by Written Notice in Good Order received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to discontinue Portfolio Rebalancing upon 30 days' written notice.

Note: You may elect Portfolio Rebalancing while at the same time you transfer from a Source Sub-Account specified dollar amounts to other specified Sub-Accounts under the Dollar-Cost Averaging program. If you select as your Source Sub-Account a Sub-Account rather than the Fixed Account, however, the Portfolio Rebalancing program may reallocate amounts transferred from the Source Sub-Account back to that Source Sub-Account based on your Portfolio Rebalancing allocation instructions, and thereby undermine to some degree your selection of the Source Sub-Account as a Sub-Account from which transfers under the Dollar-Cost Averaging program would be made. Conversely, transfers under the Dollar-Cost Averaging program may cause your allocation of Variable Account Value among the Sub-Accounts to differ from the percentage allocations you specify in your Portfolio Rebalancing allocation instructions. Accordingly, we recommend that you consult with your financial advisor before electing Portfolio Rebalancing while at the same time engaging in Dollar-Cost Averaging.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice in Good Order requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. Surrenders may have tax consequences. (See "Tax Considerations.")

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice in Good Order received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge and, if applicable, a Surrender Charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice in Good Order is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time.

Protective Life will process any withdrawal request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account(s) Value and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life will reduce the Face Amount by the amount withdrawn if total withdrawals in a Policy Year exceed $5,000. The Company reserves the right to increase or decrease the amount of total withdrawals that will not result in a reduction of the Face Amount, or terminate the ability to withdraw any amount that does not trigger a reduction in the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the Policy has Cash Value and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice in Good Order received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 99% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments in Good Order must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify by Written Notice that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Standard Loan Charge	Guaranteed Standard Loan Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policy Years 1-10	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 1% (3% current). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policy Years 1-10	2.0%	4.0%	1.0%	4.0%
Policy Years 11 and greater	0.0%	2.25%	0.0%	2.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will Lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death of the Insured, the amount will be determined as of the Valuation Day of receipt of all required documents in Good Order at the Home Office. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect Owners; or (3) your Premium check has not cleared your bank. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator. We also may be required to provide information about you and your account to a government regulator.

If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

We may delay the payment of proceeds of any partial withdrawal, surrender or loan for up to six months after our receipt of Written Notice in Good Order of your request where the proceeds would be taken from Fixed Account Value.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse (terminate without value). However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection endorsement of the Policy is in effect, a Policy will Lapse if its Policy Value less the Surrender Charge and Policy Debt is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations").

Age 121.  On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or Lapse even if the Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day.

Lapse Protection.  In return for paying the Minimum Monthly Guarantee Amount specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for a specified period (the "Lapse Protection Period"). If, for each month that the Policy has been in force, the total premiums paid, less withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Guarantee Amount multiplied by the number of complete Policy Months (including the current Policy Month) since the Policy Effective Date, the Policy’s lapse protection will remain in effect until the end of the Lapse Protection Period, regardless of the Policy’s Surrender Value. In addition to satisfying the Minimum Monthly Guarantee Amount payment requirement noted above, the duration of the Lapse Protection Period is limited based on the Insured's Issue Age. The Lapse Protection Period cannot extend beyond the first 15 Policy Years for Issue Ages 0-39, the first 10 Policy Years for Issue Ages 40-64, or the first 5 Policy Years for Issue Ages 65 and above. This provision remains in effect for the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above), regardless of Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Guarantee Amount (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Guarantee Amount is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

We will not notify you in the event the Policy's lapse protection is no longer in effect.

If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the Lapse Protection Period. The Lapse Protection Period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Guarantee Amount (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Guarantee Amount. Protective Life will notify you of any increase in the Minimum Monthly Guarantee Amount and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Guarantee Amount may not be sufficient to keep the Policy in force beyond the Lapse Protection Period.

Reinstatement

An Owner may reinstate a Policy within 5 years of its Lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. If these requirements for reinstatement are met, Protective Life does not charge any reinstatement fee. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2016, we had total assets of approximately $74.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2016, PLC had total assets of approximately $75.0 billion. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

You generally may allocate some or all of your Net Premium and may transfer some or all of your Policy Value to the Fixed Account. However, there are limitations on transfers involving the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers of Policy Value.")

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value.  Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 1.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account.  Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the Written Notice in Good Order. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our General Account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our General Account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which are always at least equal to the aggregate Variable Account Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies:

Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc., Strategic Advisors, Inc., Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.

Shares of these Funds are only offered to:

  the Variable Account;
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
  certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

American Funds Insurance Series

IS® Asset Allocation Fund, Class 2

The Fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

IS® Blue Chip Income and Growth Fund, Class 2

The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

IS® Global Growth Fund, Class 2

The Fund's investment objective is to provide you with long-term growth of capital.

IS® Global Small Capitalization Fund, Class 2

The Fund's investment objective is to provide you with long-term growth of capital.

IS® Growth Fund, Class 2

The Fund's investment objective is to provide you with growth of capital.

IS® International Fund, Class 2

The Fund's investment objective is to provide you with long-term growth of capital.

IS® New World Fund®, Class 2

The Fund's investment objective is long-term capital appreciation.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Global Real Estate Fund, Series II Shares

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Small Cap Equity Fund, Series II Shares

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Templeton Developing Markets VIP Fund, Class 2

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Strategic International Equity Fund, Service Class

This Fund seeks long-term capital appreciation.

Core Fixed Income Fund, Service Class

This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Global Strategic Income Fund/VA

This Fund seeks total return.

Main Street Fund/VA

This Fund seeks capital appreciation.

Government Money Fund/VA (formerly Money Fund/VA)

This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

  asset class coverage,
  the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
  performance,
  the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy Owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.

Pursuant to an agreement with Protective, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Fund in each Model Portfolio, the overall historical performance and volatility of the Funds, marketability of individual Funds and Fund families, marketing support provided to Protective Life and the broker-dealers who sell the Policies and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. (“IDI”).

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing to the Home Office.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

  Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
  Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
  Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
  Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds

Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
American Funds	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors.  We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. Protective Life may prohibit the allocation of Net Premium and transfer of Policy Value to a Sub-Account.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts, or its assets may be transferred to other Protective Life separate accounts, subject to any required Owner and/or regulatory approval. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses. On and after the Policy Anniversary when the Insured is age 121, we do not make any charges and deductions under the Policy, other than the interest charged on loans (if a loan is outstanding).

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 3.5% of each premium payment you make.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  the cost of insurance charges;
  the monthly administration fees;
  the mortality and expense risk charge; and
  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, Protective Life will instead deduct the Monthly Deduction on a pro-rata basis from each Sub-Account and the Fixed Account under the Policy based on the Surrender Value attributable to each Sub-Account and the Fixed Account. Protective Life deducts the mortality and expense risk charge prior to the deduction of the other charges that comprise the Monthly Deduction.

Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

  the cost of insurance rate, multiplied by
  the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

The Net Amount at Risk is equal to:

  the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or
  the Death Benefit minus the Policy Value, discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (increasing Death Benefit).

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the Net Amount at Risk is equal to the Death Benefit less Policy Value, which is applied first to offset the Death Benefit of any Face Amount Increases and the balance to the remaining Death Benefit. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Select Preferred (ages 18-75), or Preferred Tobacco (ages 18-75) or Tobacco (ages 18-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Aggregate Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2001 CSO Tables.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate class.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

  Cost of Insurance Charge Under a FCR. The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds — Additional Coverage From the Flexible Coverage Rider."
  Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables on Policies issued in Montana. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Fees.  We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs. The monthly administrative charge is $8 per month. We also deduct a monthly administrative charge for the Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years. The actual fee varies depending on the Insured's Issue Age, sex and rate classification and is set forth in your Policy. Representative administrative charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.12
40	0.14
45	0.14
50	0.15
55	0.15
60	0.30
65	0.44
70	0.47
75	0.50

For the first twelve months following an increase in Face Amount, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The monthly administrative charge for an increase is equal to a fee per $1,000 of increase in Face Amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administrative charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75	1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes under the Policies. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. Currently, the monthly mortality and expense risk charge is 0.042% multiplied by the Variable Account Value for the first 10 Policy Years, which is equivalent to an annual rate of 0.50% of such amount. After the tenth Policy Year, we do not deduct a mortality and expense risk charge.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers in a Policy Year to cover administrative expenses.We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. Currently, Protective Life does not charge a transfer fee.

Surrender Charge

During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$29.75
35	32.50
40	36.00
45	40.25
50	45.50
55	52.50
60	57.75
65	57.50
70	57.25
75	56.75

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment management fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, or the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the Beneficiary's income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal. It is possible that some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy for these purposes.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan. If a Policy with an outstanding loan does not lapse due to the operation of the Overloan Protection Endorsement, there is uncertainty regarding the tax consequences. It is possible that the amount of your taxable income could increase by some or all of the outstanding loan.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. It is possible that some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy for these purposes.The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place.The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59-1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues

The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides that in certain instances no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

Changing the Owner, designating an irrevocable beneficiary, exchanging the Policy, increasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General.  Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed below may be made available. The ExtendCare Chronic Illness Accelerated Death Benefit Rider, the Protected Insurability Benefit Rider, the Flexible Coverage Rider, and the Income Provider Option Pre-Determined Death Benefit Payout Endorsement may only be purchased or added at the time the Policy is issued. The Overloan Protection Endorsement, the Lapse Protection Endorsement, and the Terminal Illness Accelerated Death Benefit Endorsement are automatically added to all Policies at the time of issue. The Policy Loan Endorsement is automatically added to Policies that transfer a carry-over loan under Section 1035 of the Internal Revenue Code. The Children’s Term Life Insurance Rider, the Accidental Death Benefit Rider, the Disability Benefit Rider, and the Term Rider for Covered Insured may be added at the time of Policy issue or after issue, subject to availability and additional underwriting.Please ask your Protective Life agent for further information, or contact the Home Office.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specified premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by Written Notice in Good Order received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider (for all applications signed on or after June 1, 2017) (not available in all distribution channels)  This rider allows the Owner to request a monthly or annual accelerated payment of part of the Policy’s Death Benefit when we receive a written certification from a licensed health care practitioner (dated within the last 90 days) that the Insured has a qualifying chronic illness that is expected to last one or more years (the “Certification”). A qualifying chronic illness is an illness or condition that (1) prevents the Insured from performing at least two activities of daily living, such as eating, bathing, or dressing, without substantial assistance or (2) requires substantial supervision of the Insured to protect them from threats to their health and safety due to severe cognitive impairment. The licensed health care practitioner who provides the Certification can be a physician, registered professional nurse or licensed social worker, but cannot be the Owner or Insured or a family member of either the Owner or Insured. We reserve the right to require that the Insured be examined by a licensed health care practitioner chosen by us.

Under the ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider, Protective Life makes either 12 monthly payments or a single lump sum payment to the Owner for a 12-month period, known as a “Benefit Period.” The initial Benefit Period begins on the first Monthly Anniversary after we approve an Owner’s written request for accelerated payments and all conditions under the rider for benefit payments to be made have been met. Each subsequent Benefit Period begins on the first Monthly Anniversary following (1) the end of the most recent prior Benefit Period, (2) our receipt of the Certification for the new Benefit Period, and (3) when all other conditions under the rider for benefit payments to be made have been met. In addition to our receipt of the Owner’s written request for accelerated payments and the Certification, for each Benefit Period the conditions noted below must be met for the Owner to receive benefit payments under this rider.

  The Insured is alive.
  Both the Policy and the rider are inforce.
  We received a written consent from any irrevocable Beneficiaries or assignees of record of the Policy to allow benefit payments to be made to the Owner.
  90 consecutive days from the date we receive the Certification (the “Elimination Period”) has passed. For Benefit Periods after the initial Benefit Period, this requirement does not apply if less than 30 days have passed from the date of the end of the prior Benefit Period and the date we receive the Certification for the new Benefit Period.
  The Insured has a qualifying chronic illness at the time a benefit payment is made.
  Death Benefit Option A is in effect. If the Owner did not elect Death Benefit Option A, we will change the Death Benefit Option under the Policy to Death Benefit Option A prior to our payment of the first benefit payment under this rider. We do not allow any further changes to the Death Benefit Option during a Benefit Period.
For each Benefit Period, the Owner can elect to receive a benefit payment each month or a single lump sum payment at the beginning of the Benefit Period. The lump sum payment is equal to the present value of each monthly benefit payment payable during the Benefit Period. The Policy’s specification page identifies the maximum amount payable during the Insured’s lifetime, the Lifetime Maximum Benefit, and the maximum amount payable each month during a Benefit Period. We will reduce the amount of a monthly benefit payment if the Insured is chronically ill for only part of the month. In that case, the monthly benefit payment will be based on the number of days during the month the Insured is certified as chronically ill.

The Owner or Insured is responsible for the cost of the Certification for the initial Benefit Period. We will cover the cost of the Certification for any subsequent Benefit Period. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. During a Benefit Period, all monthly deductions required to maintain the Policy will be waived. If the Insured is certified as chronically ill for three consecutive Benefit Periods, the monthly deductions will be waived for as long as the Policy is in force. This rider is not available in California or Connecticut. It is possible that for tax purposes some or all of the charge for the ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See “Tax Considerations.”

We must receive any written request for benefit payments, to change the amount of monthly benefit payments or to receive a single lump sum benefit payment for a Benefit Period in Good Order at our Home Office.

ExtendCare Chronic Illness Accelerated Death Benefit Rider (for all applications signed before June 1, 2017)  This rider allows the Owner to request a monthly or annual accelerated payment of part of the Policy’s Death Benefit when we receive a written certification from a licensed health care practitioner (dated within the last 12 months) that the Insured has a qualifying chronic illness that is expected to be permanent (the “Certification”). A qualifying chronic illness is an illness or condition that (1) prevents the Insured from performing at least two activities of daily living, such as eating, bathing, or dressing, without substantial assistance, or (2) requires substantial supervision of the Insured to protect them from threats to their health and safety due to severe cognitive impairment. The licensed health care practitioner who provides the Certification can be a physician, registered professional nurse or licensed social worker, but cannot be the Owner or Insured or a family member of either the Owner or Insured. We reserve the right to require that the Insured be examined by a licensed health care practitioner chosen by us.

Under the ExtendCare Chronic Illness Accelerated Death Benefit Rider, Protective Life makes either 12 monthly payments or a single lump sum payment to the Owner for a 12-month period, known as a “Benefit Period.” The initial Benefit Period begins on the first Monthly Anniversary after we approve an Owner’s written request for accelerated payments and all conditions under the rider for benefit payments to be made have been met. Each subsequent Benefit Period begins on the first Monthly Anniversary following (1) the end of the most recent prior Benefit Period, (2) our receipt of the Certification for the new Benefit Period, and (3) when all other conditions under the rider for benefit payments to be made have been met. In addition to our receipt of the Owner’s written request for accelerated payments and the Certification, for each Benefit Period the conditions noted below must be met for the Owner to receive benefit payments under this rider.

  The Insured is alive.
  Both the Polcy and the rider are inforce.
  We received a written consent from any irrevocable Beneficiaries or assignees of record of the Policy to allow benefit payments to be made to the Owner.
  90 or 365 consecutive days, as specified by the Owner at Policy issue, from the date we receive the Certification (the “Elimination Period”) has passed before benefit payments begin. We may waive this requirement in our sole discretion for Benefit Periods after the initial Benefit Period if less than 30 days have passed from the date of the end of the prior Benefit Period and the date we receive the Certification for the new Benefit Period.
  The Insured has a qualifying chronic illness at the time a benefit payment is made.
  Death Benefit Option A is in effect. If the Owner did not elect Death Benefit Option A, we will change the Death Benefit Option under the Policy to Death Benefit Option A prior to our payment of the first benefit payment under this rider. We do not allow any further changes to the Death Benefit Option during a Benefit Period.
For each Benefit Period, the Owner can elect to receive a benefit payment each month or a single lump sum payment at the beginning of the Benefit Period. The lump sum payment is equal to the present value of each monthly benefit payment payable during the Benefit Period. The Policy’s specification page identifies the maximum amount payable during the Insured’s lifetime, the Lifetime Maximum Benefit, and the maximum amount payable each month during a Benefit Period. We will reduce the amount of a monthly benefit payment if the Insured is chronically ill for only part of the month. In that case, the monthly benefit payment will be based on the number of days during the month the Insured is certified as chronically ill.

The Owner or Insured is responsible for the cost of the Certification for the initial Benefit Period. We will cover the cost of the Certification for any subsequent Benefit Period. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. This rider is not available in California or Connecticut. It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See “Tax Considerations.”

We must receive any written request for benefit payments, to change the amount of monthly benefit payments or to receive a single lump sum benefit payment for a Benefit Period in Good Order at our Home Office.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at Insured's age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued. An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider. This rider is not available in New Jersey.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of an insured other than the Insured under the Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

Overloan Protection Endorsement Under the provisions of this endorsement, your Policy will not Lapse and the Death Benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met:

  The Policy has been in force at least 20 Policy Years;
  The Insured's Attained Age is at least 65;
  Withdrawals in an amount equal to the total premiums paid have been taken;
  The Policy Debt is at least 95% of the Cash Value;
  The Policy Debt exceeds the Face Amount;
  Accelerated benefits have not been received under any endorsement or rider attached to your Policy;
  Monthly Deductions or premiums are not being credited or waived under any endorsement or rider attached to your Policy;
  Invoking this benefit does not result in a death benefit that is not compliant with our reasonable interpretation of the Code; and
  the Policy is not a modified endowment contract.
We deduct a charge for the Overloan Protection Endorsement. Upon exercise of the benefit under the Overloan Protection Endorsement, we deduct a charge equal to the lesser of the Policy Value minus Policy Debt or 5% of the Policy Value.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement  The endorsement converts the payment of Death Benefit Proceeds to the Beneficiary from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. If the Death Benefit is adjusted under the Policy while the Insured is living, the amounts shown in the payment schedule will be adjusted pro-rata. The Owner may choose to change the payment schedule or elect a lump sum payment of the Death Benefit Proceeds prior to the Insured's death, but the Beneficiary will not be able to change the payment schedule after the Insured's death.

Lapse Protection Endorsement The endorsement guarantees that your Policy will not lapse during the Lapse Protection Period set forth on your Policy Schedule, if for each month that the Policy has been inforce, the total premiums paid (less any withdrawals or Policy loans) is equal to, or greater than, the Minimum Monthly Guarantee Amount multiplied by the number of completed Policy months, including the current month, since the Policy Effective Date. The Minimum Monthly Guarantee Amount is based upon the Company's anticipated cost of providing lapse protection on a specific Policy for the stated Lapse Protection period. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40-64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above). This amount varies with Policy benefits, Issue Age, sex and rate class of the Insured.

Terminal Illness Accelerated Death Benefit Endorsement. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. Consult your sales representative and review the endorsement for limitations, terms and conditions.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code. This endorsement is not available in New Jersey.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to Owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it, such as the interest sensitive whole life insurance, universal life insurance, and term life insurance policies, the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this Prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 3 to 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

The Policy also differs from the Existing Policies with respect to the Death Benefit. The Death Benefit payable under the Existing Policies is either a specified fixed dollar amount or a specified fixed dollar amount plus policy cash value, with policy cash value equal to premium payments under the Existing Policy credited at a specified rate(s) of interest, less charges. However, unlike the death benefit payable under an Existing Policy, the Death Benefit under the Policy may reflect changes in Variable Account Value as part of Policy Value. If the Guideline Premium Limitation/Cash Value Corridor Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount. If the Cash Value Accumulation Test applies to the Policy, under Death Benefit Option A, the Death Benefit will vary with the Policy Value whenever the minimum death benefit is greater than the Face Amount. If either test applies, under Death Benefit Option B, the Death Benefit will always vary with Policy Value. The death benefits under the Existing Policies do not reflect of the investment performance of a variable separate account of Protective Life.

There are other significant differences between the Policy and the Existing Life Policies. For example, under the Policy, there are additional fees and expenses, such as transfer fees, and mortality and expense risk charges and underlying fund expenses, none of which are assessed under the Existing Life Policies. The Lapse Protection Guarantee under the Policy may be for a shorter or longer period than the lapse protection guarantee under the particular Existing Policy that may be exchanged for the Policy. In addition, the sale of the Policy is subject to regulation by the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, but the Existing Life Policies are not. Both the Policies and the Existing Life Policies are subject to regulation by the insurance departments of the states in which they are sold.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details Owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of each premium payment in all Policy Years. The premium expense charge can vary by age under certain policies.	3.5% of each premium payment in all Policy Years.
Administrative Fees	Ranges from $4 to $9 per month in all Policy Years	$8 per month in all Policy Years and a fee per $1,000 of Initial Face Amount per month for the first 20 Policy Years that varies based on the Insured's Issue Age, sex and rate class.
Mortality and Expense Charges	None	A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount; currently 0.042% multiplied by the Variable Account Value, which is equivalent to an annual amount of 0.5% for 10 years; 0% thereafter.
Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders (applies to Existing Life Policies which are universal life plans).	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 Policy Years up to 19 Policy Years.	A surrender charge per $1,000 of Initial Face Amount is assessed on surrenders during the first 10 Policy Years.
Guaranteed Interest Rate	Ranges from 1% to 4.5%.	Only Fixed Account: 1%

Effects of the Exchange Offer
  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.
  If an Existing Life Policy Insured is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.
  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.) Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy Benefits. Additional fees and charges also may apply.

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code.

A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

The Prospectus and SAI describe all material rights, benefits and obligations under the Policy. Any material state variations in the Policy are covered in this Prospectus and in a state specific policy form for use in that state. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, other than the Policies. The commission and additional asset-based sales compensation figures below do not reflect commissions or additional asset-based sales compensation paid in connection with sales of the Policies since sales of the Policies had not commenced prior to the date of this prospectus. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2014	$8,426,510
December 31, 2015	$10,740,498
December 31, 2016	$9,275,665

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and 0.25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker- Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2016, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, AIG Advisor Group, LPL Financial, Raymond James, Cetera Financial, and Stifel in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $14,384 to $11,144,102.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract Owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"
Refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy.

Attained Age
The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Beneficiary
The person, persons or entity whom the Owner designates to receive the proceeds of the Policy upon the death of the Insured. The Owner may designate a primary Beneficiary or Beneficiaries, as well as a contingent Beneficiary or Beneficiaries to receive the proceeds if there is no primary Beneficiary(ies) living at the time of the Insured's death. A Beneficiary may also be designated as irrevocable which may limit the Owner's ability to alter that designation or make future Policy changes.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable Surrender Charge.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option
One of two options that an Owner may select for the computation of Death Benefit Proceeds, Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Due Proof of Death
Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.

FCR
The Flexible Coverage Rider.

Fixed Account
Part of Protective Life's General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

General Account
All of the Company's assets other than those allocated to the Variable Account or any other separate account. The Company has complete ownership and control of the assets in the General Account.

Good Order ("good order")
A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life's General Account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Loan Account Value
The Policy Value in the Loan Account.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Minimum Monthly Guarantee Amount
For Policies issued on Insured's Issue Age through 80, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk
The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (Increasing Death Benefit).

Net Premium
A premium payment minus the applicable premium expense charges.

Owner
The person, or persons, or entity entitled to all rights in this Policy while the Insured is living. These rights are subject to any assignment and to the rights of any Irrevocable Beneficiary. The Owner may name a contingent Owner who will own this Policy if the Owner dies while this Policy is in force. If the Owner dies before the Insured, any contingent Owner named in the application, or subsequent endorsement, will become the new Owner. If no contingent Owner is named, the Owner's estate becomes the new Owner. The Owner may change the Owner (including a contingent Owner) by Written Notice.

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Month
The Policy Month begins on a Monthly Anniversary Day and ends on the day prior to the next Monthly Anniversary Day.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Charge
A charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Page
ADDITIONAL POLICY INFORMATION	1
LIMITS ON POLICY RIGHTS	1
MISSTATEMENT OF AGE OR SEX	1
SETTLEMENT OPTIONS	1
SUPPLEMENTAL RIDERS AND ENDORSEMENTS	2
ILLUSTRATIONS	3
ADDITIONAL INFORMATION	2
CEFLI	2
OTHER INVESTORS IN THE FUNDS	2
ASSIGNMENT	2
STATE REGULATION	2
REPORTS TO OWNERS	3
LEGAL MATTERS	3
EXPERTS	3
REINSURANCE	3
ADDITIONAL INFORMATION	3
FINANCIAL STATEMENTS	3
INDEX TO FINANCIAL STATEMENTS

APPENDIX A

Examples of Death Benefit Computations Under Options A and B (Guideline Premium Limitation Test Example)

Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

Table of Face Amount Percentages

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

Examples of Death Benefit Computations Under Options A and B (Cash Value Accumulation Test Example)

Option A Example.  For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 343% of the Policy Value, any time that the Policy Value exceeds $29,154, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $29,154 will increase the Death Benefit by $3.43. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%); a Policy Value of $70,000 will provide a Death Benefit of $240,100 ($70,000 x 343%).

Similarly, so long as Policy Value exceeds $29,154, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $35,000 to $29,154 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $120,050 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the specified amount factor would be 291%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $34,364 (rather than $29,154), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $2.91 (rather than $3.43).

Option B Example.  For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 343% of the Policy Value. As a result, if the Policy Value exceeds $41,153, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $41,153 will increase the Death Benefit by $3.43. A Policy with a Face Amount of $100,000 and a Policy Value of $50,000 will provide a Death Benefit of $171,500 ($50,000 x 343%); a Policy Value of $60,000 will provide a Death Benefit of $205,800 ($60,000 x 343%).

Similarly, any time Policy Value exceeds $41,153, each dollar taken out of Policy Value will reduce the Death Benefit by $3.43. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $274,400 to $257,250. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the Face Amount factor would be 291%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $52,356 (rather than $41,153), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $2.91 (rather than $3.43).

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Strategic Objectives VUL.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2017 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2017

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

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Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each

2

Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statement of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2016 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period February 1, 2015 to December 31, 2015 (the "Successor Company"), and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http://www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2016 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), share-owner's equity, and cash flows for the year ended December 31, 2016, the period from February 1, 2015 to December 31, 2015 (the "Successor Company"), and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") as well as the Reports of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

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INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2016	FSA-4
Statement of Operations for the year ended December 31, 2016	FSA-14
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-24
Statement of Changes in Net Assets for the year ended December 31, 2015	FSA-34
Notes to Financial Statements	FSA-44

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

Consolidated Statements of Income For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-3

Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2016 and 2015 (Successor Company)	F-5

Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-7

Consolidated Statements of Cash Flows For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-8
Notes to Consolidated Financial Statements	F-10
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Life Separate Account and the Board of Directors of Protective Life Insurance Company:

In our opinion, for each of the subaccounts of Protective Variable Life Separate Account indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of  Protective Variable Life Separate Account as of the date indicated in the table and the results of each of their operations  and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of Protective Life Insurance Company.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of investments at December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

American Funds Asset Allocation Class 2 (2)	Invesco VI Global Real Estate II (1)
American Funds Blue Chip Income and Growth Class 2 (2)	Invesco VI Government Securities II (1)
American Funds Global Growth Class 2 (2)	Invesco VI Growth & Income I (1)
American Funds Global Small Capitalization Class 2 (2)	Invesco VI International Growth II (1)
American Funds Growth Class 2 (2)	Invesco VI Mid-Cap Growth II (1)
American Funds International Class 2 (2)	Invesco VI Small Cap Equity II (1)
American Funds New World Class 2 (2)	Lord Abbett Bond Debenture VC (1)
Calvert VP SRI Balanced (1)	Lord Abbett Calibrated Dividend Growth VC (1)
ClearBridge Variable Mid Cap Portfolio II (1)	Lord Abbett Classic Stock VC (1)
ClearBridge Variable Small Cap Growth II (1)	Lord Abbett Growth & Income VC (1)
Fidelity Contrafund Portolio SC (1)	Lord Abbett Growth Opportunities VC (1)
Fidelity Equity Income SC (1)	Lord Abbett International Opportunities VC (1)
Fidelity Freedom Fund - 2015 Maturity SC (1)	Lord Abbett Mid Cap Stock VC (1)
Fidelity Freedom Fund — 2020 Maturity SC (1)	Lord Abbett Series Fundamental Equity VC (1)
Fidelity Growth Portfolio SC (1)	MFS Growth Series IC (1)
Fidelity Index 500 Portfolio SC (1)	MFS Investors Growth Stock IC (3)
Fidelity Investment Grade Bonds SC (1)	MFS Investors Trust IC (1)
Fidelity Mid Cap SC (1)	MFS New Discovery IC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS Research IC (1)
Franklin Income VIP CL 2 (1)	MFS Total Return IC (1)
Franklin Mutual Shares VIP CL 2 (1)	MFS Utilities IC (1)
Franklin Rising Dividend VIP CL 2 (1)	MFS VIT Total Return Bond SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS VIT Value SC (1)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS VIT II Emerging Markets Equity SC (1)
Franklin US Government Securities VIP CL 2 (1)	MFS VIT II International Value SC (1)
Goldman Sachs Large Cap Value (1)	MFS VIT II MA Investors Growth Stock IC (4)
Goldman Sachs Large Cap Value Fund SC (1)	Oppenheimer Capital Appreciation Fund/VA (1)
Goldman Sachs Mid Cap Value (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)

FSA-2

Goldman Sachs Mid Cap Value SC (1)	Oppenheimer Global Fund /VA (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Small Cap Equity Insights SC (1)	Oppenheimer Government Money Market Fund/ VA (1)
Goldman Sachs Strategic Growth (1)	Oppenheimer Main Street Fund/ VA (1)
Goldman Sachs Strategic Growth SC (1)	PIMCO VIT All Asset Advisor (1)
Goldman Sachs Strategic International Equity (1)	PIMCO VIT Long-Term US Government Advisor (1)
Goldman Sachs Strategic International Equity SC (1)	PIMCO VIT Low Duration Advisor (1)
Goldman Sachs US Equity Insights (1)	PIMCO VIT Real Return Advisor (1)
Goldman Sachs US Equity Insights SC (1)	PIMCO VIT Short-Term Advisor (1)
Goldman Sachs VIT Core Fixed Income SC (2)	PIMCO VIT Total Return Advisor (1)
Goldman Sachs VIT Growth Opportunities SC (1)	Royce Capital Fund Micro-Cap SC (1)
Invesco VI American Franchise I (1)	Royce Capital Fund Small-Cap SC (1)
Invesco VI American Value II (1)	Templeton Developing Markets VIP CL 2 (1)
Invesco VI Balanced Risk Allocation II (1)	Templeton Foreign VIP CL 2 (1)
Invesco VI Comstock I (1)	Templeton Global Bond VIP Fund CL 2 (1)
Invesco VI Equity and Income II (1)	Templeton Growth VIP CL 2 (1)
UIF Global Real Estate II (1)

(1) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

(2) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period from June 29, 2015 (commencement of operations) through December 31, 2015

(3) Statement of changes in net assets for the period from January 1, 2015 through March 28, 2015 (date of expiration)

(4) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period from March 28, 2015 (commencement of operations) through December 31, 2015

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2017

FSA-3

The Protective Variable Life Separate Account

Statement of Assets and Liabilities

As of December 31, 2016

	American Funds Insurance Series							Calvert Variable Series, Inc.
($ in thousands, except Fair Value per Share)	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
ASSETS
Investments in sub-accounts at fair value	$598	$1,240	$276	$1,038	$1,530	$1,101	$109	$58
Receivable from Protective Life Insurance Company	—	—	—	—	5	—	—	—
Total assets	598	1,240	276	1,038	1,535	1,101	109	58

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	5	—	—	—

Net assets	$598	$1,240	$276	$1,038	$1,530	$1,101	$109	$58

Units Outstanding	55	110	28	114	139	122	11	2

Shares Owned in each Portfolio	28	93	12	53	23	66	6	28

Fair Value per Share	$21.49	$13.39	$23.85	$19.72	$66.92	$16.76	$19.54	$2.05

Investment in Portfolio shares, at Cost	$587	$1,192	$291	$1,064	$1,499	$1,136	$108	$62

The accompanying notes are an integral part of these financial statements

FSA-4

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
ASSETS
Investments in sub-accounts at fair value	$25,515	$2,352	$326	$623	$1,697	$14,178	$7,502	$14,618	$3,061
Receivable from Protective Life Insurance Company	11	—	—	—	—	1	—	5	—
Total assets	25,526	2,352	326	623	1,697	14,179	7,502	14,623	3,061

LIABILITIES
Payable to Protective Life Insurance Company	12	—	—	—	—	1	—	5	—

Net assets	$25,514	$2,352	$326	$623	$1,697	$14,178	$7,502	$14,618	$3,061

Units Outstanding	848	103	21	41	97	629	441	431	173

Shares Owned in each Portfolio	772	108	26	50	29	63	600	434	520

Fair Value per Share	$33.04	$21.86	$12.37	$12.53	$59.10	$226.70	$12.50	$33.70	$5.89

Investment in Portfolio shares, at Cost	$21,054	$2,509	$259	$478	$937	$10,808	$7,573	$13,627	$4,643

The accompanying notes are an integral part of these financial statements

FSA-5

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
ASSETS
Investments in sub-accounts at fair value	$16,807	$37,679	$15,341	$2,968	$3,064	$10,447	$787	$8,509	$10,147	$14,430
Receivable from Protective Life Insurance Company	8	8	2	—	—	12	—	1	8	1
Total assets	16,815	37,687	15,343	2,968	3,064	10,459	787	8,510	10,155	14,431

LIABILITIES
Payable to Protective Life Insurance Company	13	19	4	2	3	15	—	1	31	8

Net assets	$16,802	$37,668	$15,339	$2,966	$3,061	$10,444	$787	$8,509	$10,124	$14,423

Units Outstanding	908	2,155	737	120	164	772	92	632	562	1,025

Shares Owned in each Portfolio	1,093	1,876	616	153	188	854	107	625	624	1,053

Fair Value per Share	$15.38	$20.08	$24.89	$19.36	$16.27	$12.24	$7.36	$13.61	$16.25	$13.70

Investment in Portfolio shares, at Cost	$16,452	$33,824	$12,756	$2,717	$3,739	$10,924	$846	$9,234	$10,938	$13,200

The accompanying notes are an integral part of these financial statements

FSA-6

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
ASSETS
Investments in sub-accounts at fair value	$13,371	$2,655	$2,578	$3,676	$7,817	$467	$10,104	$3,423	$6,081	$1,768
Receivable from Protective Life Insurance Company	3	—	—	5	—	—	7	—	3	—
Total assets	13,374	2,655	2,578	3,681	7,817	467	10,111	3,423	6,084	1,768

LIABILITIES
Payable to Protective Life Insurance Company	7	—	1	5	14	—	20	2	22	—

Net assets	$13,367	$2,655	$2,577	$3,676	$7,803	$467	$10,091	$3,421	$6,062	$1,768

Units Outstanding	387	167	87	194	134	20	222	179	309	178

Shares Owned in each Portfolio	1,316	261	159	226	567	34	638	217	695	201

Fair Value per Share	$10.16	$10.16	$16.23	$16.25	$13.79	$13.70	$15.83	$15.79	$8.75	$8.78

Investment in Portfolio shares, at Cost	$14,352	$2,514	$2,548	$3,619	$7,681	$314	$8,306	$2,840	$8,891	$1,727

The accompanying notes are an integral part of these financial statements

FSA-7

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
ASSETS
Investments in sub-accounts at fair value	$9,760	$166	$131	$1,598	$4,676	$2,969	$432	$37,242	$23,826	$542
Receivable from Protective Life Insurance Company	9	—	—	—	—	—	—	2	—	—
Total assets	9,769	166	131	1,598	4,676	2,969	432	37,244	23,826	542

LIABILITIES
Payable to Protective Life Insurance Company	66	—	—	—	11	—	—	22	5	—

Net assets	$9,703	$166	$131	$1,598	$4,665	$2,969	$432	$37,222	$23,821	$542

Units Outstanding	224	8	13	76	438	129	28	1,063	816	41

Shares Owned in each Portfolio	553	9	12	238	87	176	38	1,993	1,348	35

Fair Value per Share	$17.65	$17.71	$10.60	$6.73	$53.58	$16.90	$11.22	$18.69	$17.68	$15.69

Investment in Portfolio shares, at Cost	$8,479	$96	$132	$1,651	$3,505	$3,068	$441	$25,033	$19,162	$548

The accompanying notes are an integral part of these financial statements

FSA-8

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
($ in thousands, except Fair Value per Share)	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
ASSETS
Investments in sub-accounts at fair value	$4,601	$36,818	$5,819	$3,115	$1,324	$1,486	$698	$22,061	$10,004	$854
Receivable from Protective Life Insurance Company	1	12	—	—	—	—	—	9	—	—
Total assets	4,602	36,830	5,819	3,115	1,324	1,486	698	22,070	10,004	854

LIABILITIES
Payable to Protective Life Insurance Company	1	27	—	15	—	—	—	23	6	—

Net assets	$4,601	$36,803	$5,819	$3,100	$1,324	$1,486	$698	$22,047	$9,998	$854

Units Outstanding	409	1,154	499	283	89	63	29	777	300	49

Shares Owned in each Portfolio	406	1,749	179	645	75	78	34	1,848	691	68

Fair Value per Share	$11.33	$21.05	$32.44	$4.83	$17.58	$18.97	$20.58	$11.94	$14.47	$12.51

Investment in Portfolio shares, at Cost	$4,732	$32,604	$5,915	$2,557	$1,532	$1,356	$692	$21,668	$9,820	$813

The accompanying notes are an integral part of these financial statements

FSA-9

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
ASSETS
Investments in sub-accounts at fair value	$16,801	$3,460	$1,238	$16,967	$5,595	$10,533	$9,585	$5,496	$8,460	$18,188
Receivable from Protective Life Insurance Company	—	—	—	2	5	—	—	—	8	7
Total assets	16,801	3,460	1,238	16,969	5,600	10,533	9,585	5,496	8,468	18,195

LIABILITIES
Payable to Protective Life Insurance Company	59	—	—	10	5	15	20	13	22	43

Net assets	$16,742	$3,460	$1,238	$16,959	$5,595	$10,518	$9,565	$5,483	$8,446	$18,152

Units Outstanding	714	111	92	613	261	273	302	137	253	510

Shares Owned in each Portfolio	458	289	159	665	306	272	375	340	325	785

Fair Value per Share	$36.72	$11.96	$7.79	$25.52	$18.30	$38.76	$25.57	$16.18	$26.00	$23.18

Investment in Portfolio shares, at Cost	$10,691	$3,923	$1,289	$12,861	$5,531	$8,609	$8,373	$5,380	$6,872	$15,283

The accompanying notes are an integral part of these financial statements

FSA-10

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
ASSETS
Investments in sub-accounts at fair value	$4,447	$11,094	$12,426	$414	$4,766	$3,669	$10,041	$3,838	$19,662
Receivable from Protective Life Insurance Company	5	1	1	—	1	—	7	1	5
Total assets	4,452	11,095	12,427	414	4,767	3,669	10,048	3,839	19,667

LIABILITIES
Payable to Protective Life Insurance Company	27	9	7	—	1	—	23	46	33

Net assets	$4,425	$11,086	$12,420	$414	$4,766	$3,669	$10,025	$3,793	$19,634

Units Outstanding	105	837	550	49	315	347	296	130	501

Shares Owned in each Portfolio	166	862	668	33	214	239	208	53	561

Fair Value per Share	$26.81	$12.87	$18.59	$12.41	$22.23	$15.38	$48.36	$72.65	$35.02

Investment in Portfolio shares, at Cost	$3,885	$11,294	$10,920	$467	$4,547	$4,202	$9,217	$3,747	$17,269

The accompanying notes are an integral part of these financial statements

FSA-11

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor
ASSETS
Investments in sub-accounts at fair value	$12,731	$8,389	$9,322	$144	$290	$1,468	$6,064	$941	$16,324
Receivable from Protective Life Insurance Company	—	1	1	—	—	—	10	—	3
Total assets	12,731	8,390	9,323	144	290	1,468	6,074	941	16,327

LIABILITIES
Payable to Protective Life Insurance Company	25	1	4	—	—	—	10	—	8

Net assets	$12,706	$8,389	$9,319	$144	$290	$1,468	$6,064	$941	$16,319

Units Outstanding	448	5,332	290	13	19	127	478	85	1,266

Shares Owned in each Portfolio	2,577	8,389	328	14	25	143	494	91	1,534

Fair Value per Share	$4.94	$1.00	$28.41	$10.12	$11.49	$10.24	$12.27	$10.30	$10.64

Investment in Portfolio shares, at Cost	$12,863	$8,389	$7,322	$159	$303	$1,510	$6,383	$938	$17,084

The accompanying notes are an integral part of these financial statements

FSA-12

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Royce Capital Fund		The Universal Institutional Funds, Inc.
($ in thousands, except Fair Value per Share)	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
ASSETS
Investments in sub-accounts at fair value	$868	$5,053	$593
Receivable from Protective Life Insurance Company	—	5	—
Total assets	868	5,058	593

LIABILITIES
Payable to Protective Life Insurance Company	—	5	—
Net assets	$868	$5,053	$593

Units Outstanding	55	256	42

Shares Owned in each Portfolio	79	616	57

Fair Value per Share	$10.93	$8.20	$10.36

Investment in Portfolio shares, at Cost	$867	$6,071	$464

The accompanying notes are an integral part of these financial statements

FSA-13

The Protective Variable Life Separate Account

Statement of Operations

For the year ended December 31, 2016

	American Funds Insurance Series							Calvert Variable Series, Inc.
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
INVESTMENT INCOME
Dividend income	$7	$20	$2	$3	$9	$14	$1	$1

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	—	—	—	—	—	—	—	—
Capital gain distributions	4	56	15	7	69	8	—	1
Net realized gain (loss) on investments	4	56	15	7	69	8	—	1

Net unrealized appreciation (depreciation) on investments	12	54	(13)	(26)	29	(29)	1	2

Net realized and unrealized gain (loss) on investments	16	110	2	(19)	98	(21)	1	3

Net increase (decrease) in net assets resulting from operations	$23	$130	$4	$(16)	$107	$(7)	$2	$4

The accompanying notes are an integral part of these financial statements

FSA-14

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
INVESTMENT INCOME
Dividend income	$178	$49	$5	$9	$—	$189	$170	$59	$—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(9)	9	—	1	8	(10)	—	(3)	—
Capital gain distributions	1,741	137	9	19	163	10	2	726	422
Net realized gain (loss) on investments	1,732	146	9	20	171	—	2	723	422

Net unrealized appreciation (depreciation) on investments	(72)	163	4	6	(163)	875	22	724	(505)

Net realized and unrealized gain (loss) on investments	1,660	309	13	26	8	875	24	1,447	(83)

Net increase (decrease) in net assets resulting from operations	$1,838	$358	$18	$35	$8	$1,064	$194	$1,506	$(83)

The accompanying notes are an integral part of these financial statements

FSA-15

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
INVESTMENT INCOME
Dividend income	$779	$685	$198	$20	$—	$243	$2	$154	$—	$269

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(15)	3	18	9	(4)	—	1	4	(1)	25
Capital gain distributions	—	2,823	1,698	375	357	—	—	138	7	518
Net realized gain (loss) on investments	(15)	2,826	1,716	384	353	—	1	142	6	543

Net unrealized appreciation (depreciation) on investments	1,320	1,675	207	290	(232)	(195)	36	295	272	477

Net realized and unrealized gain (loss) on investments	1,305	4,501	1,923	674	121	(195)	37	437	278	1,020

Net increase (decrease) in net assets resulting from operations	$2,084	$5,186	$2,121	$694	$121	$48	$39	$591	$278	$1,289

The accompanying notes are an integral part of these financial statements

FSA-16

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
INVESTMENT INCOME
Dividend income	$277	$48	$33	$40	$82	$4	$63	$14	$128	$32

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	27	—	(9)	—	29	1	(5)	—	(110)	—
Capital gain distributions	133	26	1	2	195	12	1	—	—	—
Net realized gain (loss) on investments	160	26	(8)	2	224	13	(4)	—	(110)	—

Net unrealized appreciation (depreciation) on investments	974	197	276	368	1,199	72	134	46	(201)	(76)

Net realized and unrealized gain (loss) on investments	1,134	223	268	370	1,423	85	130	46	(311)	(76)

Net increase (decrease) in net assets resulting from operations	$1,411	$271	$301	$410	$1,505	$89	$193	$60	$(183)	$(44)

The accompanying notes are an integral part of these financial statements

FSA-17

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
INVESTMENT INCOME
Dividend income	$122	$2	$1	$—	$—	$3	$1	$535	$360	$7

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	72	3	—	1	90	3	1	106	(11)	—
Capital gain distributions	329	6	—	11	414	154	—	2,671	694	10
Net realized gain (loss) on investments	401	9	—	12	504	157	1	2,777	683	10

Net unrealized appreciation (depreciation) on investments	436	8	(1)	11	(405)	244	39	2,297	2,030	(8)

Net realized and unrealized gain (loss) on investments	837	17	(1)	23	99	401	40	5,074	2,713	2

Net increase (decrease) in net assets resulting from operations	$959	$19	$—	$23	$99	$404	$41	$5,609	$3,073	$9

The accompanying notes are an integral part of these financial statements

FSA-18

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
INVESTMENT INCOME
Dividend income	$83	$371	$66	$—	$—	$5	$—	$969	$161	$8

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	1	28	(1)	8	—	(1)	2	(2)	39	1
Capital gain distributions	—	3,068	—	306	90	33	29	—	607	31
Net realized gain (loss) on investments	1	3,096	(1)	314	90	32	31	(2)	646	32

Net unrealized appreciation (depreciation) on investments	(34)	2,654	(92)	(290)	50	89	8	1,345	551	55

Net realized and unrealized gain (loss) on investments	(33)	5,750	(93)	24	140	121	39	1,343	1,197	87

Net increase (decrease) in net assets resulting from operations	$50	$6,121	$(27)	$24	$140	$126	$39	$2,312	$1,358	$95

The accompanying notes are an integral part of these financial statements

FSA-19

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
INVESTMENT INCOME
Dividend income	$236	$—	$12	$81	$62	$5	$79	$—	$65	$518

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	97	1	(1)	36	—	5	22	12	33	39
Capital gain distributions	215	20	—	919	99	623	1,008	235	828	582
Net realized gain (loss) on investments	312	21	(1)	955	99	628	1,030	247	861	621

Net unrealized appreciation (depreciation) on investments	1,989	23	(64)	1,398	579	(378)	(339)	231	(235)	414

Net realized and unrealized gain (loss) on investments	2,301	44	(65)	2,353	678	250	691	478	626	1,035

Net increase (decrease) in net assets resulting from operations	$2,537	$44	$(53)	$2,434	$740	$255	$770	$478	$691	$1,553

The accompanying notes are an integral part of these financial statements

FSA-20

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands)	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
INVESTMENT INCOME
Dividend income	$172	$355	$217	$1	$53	$22	$41	$—	$192

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	35	1	5	3	1	8	(5)	(8)	(1)
Capital gain distributions	102	—	960	—	107	429	1,033	298	1,220
Net realized gain (loss) on investments	137	1	965	3	108	437	1,028	290	1,219

Net unrealized appreciation (depreciation) on investments	204	52	321	33	8	(234)	(1,311)	(205)	(1,323)

Net realized and unrealized gain (loss) on investments	341	53	1,286	36	116	203	(283)	85	(104)

Net increase (decrease) in net assets resulting from operations	$513	$408	$1,503	$37	$169	$225	$(242)	$85	$88

The accompanying notes are an integral part of these financial statements

FSA-21

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
($ in thousands)	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor
INVESTMENT INCOME
Dividend income	$623	$1	$101	$4	$7	$19	$113	$13	$291

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	3	—	19	(5)	4	—	—	—	—
Capital gain distributions	—	—	1,076	—	—	—	—	4	—
Net realized gain (loss) on investments	3	—	1,095	(5)	4	—	—	4	—

Net unrealized appreciation (depreciation) on investments	162	—	(193)	19	(2)	(1)	101	4	34

Net realized and unrealized gain (loss) on investments	165	—	902	14	2	(1)	101	8	34

Net increase (decrease) in net assets resulting from operations	$788	$1	$1,003	$18	$9	$18	$214	$21	$325

The accompanying notes are an integral part of these financial statements

FSA-22

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Royce Capital Fund		The Universal Institutional Funds, Inc.
($ in thousands)	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
INVESTMENT INCOME
Dividend income	$4	$75	$8

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	1	1	(1)
Capital gain distributions	—	828	—
Net realized gain (loss) on investments	1	829	(1)

Net unrealized appreciation (depreciation) on investments	143	(90)	11

Net realized and unrealized gain (loss) on investments	144	739	10

Net increase (decrease) in net assets resulting from operations	$148	$814	$18

The accompanying notes are an integral part of these financial statements

FSA-23

The Protective Variable Life Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Insurance Series							Calvert Variable Series, Inc.
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
FROM OPERATIONS
Net investment income (loss)	$7	$20	$2	$3	$9	$14	$1	$1
Net realized gain (loss) on investments	4	56	15	7	69	8	—	1
Net unrealized appreciation (depreciation) on investments	12	54	(13)	(26)	29	(29)	1	2
Net increase (decrease) in net assets resulting from operations	23	130	4	(16)	107	(7)	2	4

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	7	108	34	13	107	13	5	—
Policy maintenance charges	(15)	(60)	(9)	(3)	(79)	(5)	(4)	(2)
Policy owners’ benefits	—	(5)	—	—	(4)	—	—	—
Net policy loan repayments (withdrawals)	—	—	—	—	1	—	—	—
Transfer (to) from other portfolios	516	794	121	1,016	1,029	1,032	81	—
Net increase (decrease) in net assets resulting from variable life policy transactions	508	837	146	1,026	1,054	1,040	82	(2)

Total increase (decrease) in net assets	531	967	150	1,010	1,161	1,033	84	2

NET ASSETS
Beginning of period	67	273	126	28	369	68	25	56
End of period	$598	$1,240	$276	$1,038	$1,530	$1,101	$109	$58

The accompanying notes are an integral part of these financial statements

FSA-24

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$178	$49	$5	$9	$—	$189	$170	$59	$—
Net realized gain (loss) on investments	1,732	146	9	20	171	—	2	723	422
Net unrealized appreciation (depreciation) on investments	(72)	163	4	6	(163)	875	22	724	(505)
Net increase (decrease) in net assets resulting from operations	1,838	358	18	35	8	1,064	194	1,506	(83)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	1,642	107	4	15	90	655	308	1,187	212
Policy maintenance charges	(1,046)	(104)	(10)	(18)	(85)	(428)	(246)	(610)	(107)
Policy owners’ benefits	(808)	(152)	—	(40)	(72)	(287)	(65)	(420)	(46)
Net policy loan repayments (withdrawals)	(88)	(9)	—	15	(14)	(120)	(40)	(38)	(12)
Transfer (to) from other portfolios	1,726	14	—	25	(18)	3,828	3,355	1,276	63
Net increase (decrease) in net assets resulting from variable life policy transactions	1,426	(144)	(6)	(3)	(99)	3,648	3,312	1,395	110

Total increase (decrease) in net assets	3,264	214	12	32	(91)	4,712	3,506	2,901	27

NET ASSETS
Beginning of period	22,250	2,138	314	591	1,788	9,466	3,996	11,717	3,034
End of period	$25,514	$2,352	$326	$623	$1,697	$14,178	$7,502	$14,618	$3,061

The accompanying notes are an integral part of these financial statements

FSA-25

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$779	$685	$198	$20	$—	$243	$2	$154	$—	$269
Net realized gain (loss) on investments	(15)	2,826	1,716	384	353	—	1	142	6	543
Net unrealized appreciation (depreciation) on investments	1,320	1,675	207	290	(232)	(195)	36	295	272	477

Net increase (decrease) in net assets resulting from operations	2,084	5,186	2,121	694	121	48	39	591	278	1,289

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	922	2,681	961	186	219	852	40	574	638	1,000
Policy maintenance charges	(697)	(1,638)	(595)	(96)	(133)	(549)	(16)	(327)	(406)	(570)
Policy owners’ benefits	(603)	(810)	(392)	(104)	(194)	(263)	(7)	(203)	(215)	(473)
Net policy loan repayments (withdrawals)	(25)	(78)	(53)	(8)	(12)	(7)	—	(21)	(30)	(49)
Transfer (to) from other portfolios	(247)	1,305	(101)	77	(85)	1,214	508	244	1,552	179
Net increase (decrease) in net assets resulting from variable life policy transactions	(650)	1,460	(180)	55	(205)	1,247	525	267	1,539	87

Total increase (decrease) in net assets	1,434	6,646	1,941	749	(84)	1,295	564	858	1,817	1,376

NET ASSETS
Beginning of period	15,368	31,022	13,398	2,217	3,145	9,149	223	7,651	8,307	13,047
End of period	$16,802	$37,668	$15,339	$2,966	$3,061	$10,444	$787	$8,509	$10,124	$14,423

The accompanying notes are an integral part of these financial statements

FSA-26

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
FROM OPERATIONS
Net investment income (loss)	$277	$48	$33	$40	$82	$4	$63	$14	$128	$32
Net realized gain (loss) on investments	160	26	(8)	2	224	13	(4)	—	(110)	—
Net unrealized appreciation (depreciation) on investments	974	197	276	368	1,199	72	134	46	(201)	(76)

Net increase (decrease) in net assets resulting from operations	1,411	271	301	410	1,505	89	193	60	(183)	(44)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	524	147	99	261	304	30	452	296	366	172
Policy maintenance charges	(534)	(86)	(92)	(194)	(285)	(18)	(480)	(171)	(311)	(76)
Policy owners’ benefits	(858)	(27)	(85)	(38)	(347)	(3)	(759)	(103)	(563)	(28)
Net policy loan repayments (withdrawals)	(77)	(8)	(29)	(1)	(9)	(4)	(87)	(14)	(8)	(14)
Transfer (to) from other portfolios	(83)	(7)	(121)	821	(73)	(13)	(52)	323	136	168
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,028)	19	(228)	849	(410)	(8)	(926)	331	(380)	222

Total increase (decrease) in net assets	383	290	73	1,259	1,095	81	(733)	391	(563)	178

NET ASSETS
Beginning of period	12,984	2,365	2,504	2,417	6,708	386	10,824	3,030	6,625	1,590
End of period	$13,367	$2,655	$2,577	$3,676	$7,803	$467	$10,091	$3,421	$6,062	$1,768

The accompanying notes are an integral part of these financial statements

FSA-27

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
FROM OPERATIONS
Net investment income (loss)	$122	$2	$1	$—	$—	$3	$1	$535	$360	$7
Net realized gain (loss) on investments	401	9	—	12	504	157	1	2,777	683	10
Net unrealized appreciation (depreciation) on investments	436	8	(1)	11	(405)	244	39	2,297	2,030	(8)

Net increase (decrease) in net assets resulting from operations	959	19	—	23	99	404	41	5,609	3,073	9

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	373	5	3	140	217	339	26	1,624	1,184	58
Policy maintenance charges	(389)	(4)	(3)	(61)	(173)	(138)	(16)	(1,263)	(912)	(24)
Policy owners’ benefits	(736)	(1)	—	(40)	(226)	(46)	(7)	(1,631)	(740)	—
Net policy loan repayments (withdrawals)	(81)	(9)	—	(1)	(19)	(3)	(6)	(164)	(37)	(1)
Transfer (to) from other portfolios	(47)	9	116	11	(75)	68	49	(132)	587	19
Net increase (decrease) in net assets resulting from variable life policy transactions	(880)	—	116	49	(276)	220	46	(1,566)	82	52

Total increase (decrease) in net assets	79	19	116	72	(177)	624	87	4,043	3,155	61

NET ASSETS
Beginning of period	9,624	147	15	1,526	4,842	2,345	345	33,179	20,666	481
End of period	$9,703	$166	$131	$1,598	$4,665	$2,969	$432	$37,222	$23,821	$542

The accompanying notes are an integral part of these financial statements

FSA-28

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
FROM OPERATIONS
Net investment income (loss)	$83	$371	$66	$—	$—	$5	$—	$969	$161	$8
Net realized gain (loss) on investments	1	3,096	(1)	314	90	32	31	(2)	646	32
Net unrealized appreciation (depreciation) on investments	(34)	2,654	(92)	(290)	50	89	8	1,345	551	55

Net increase (decrease) in net assets resulting from operations	50	6,121	(27)	24	140	126	39	2,312	1,358	95

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	295	1,970	718	223	189	118	80	1,095	329	63
Policy maintenance charges	(227)	(1,407)	(265)	(120)	(67)	(66)	(18)	(979)	(363)	(39)
Policy owners’ benefits	(179)	(1,013)	(51)	(82)	(12)	(57)	(12)	(665)	(447)	(17)
Net policy loan repayments (withdrawals)	(16)	(117)	(10)	(24)	(2)	(2)	(1)	(73)	(30)	—
Transfer (to) from other portfolios	(16)	1,432	405	81	65	270	(56)	1,979	(256)	—
Net increase (decrease) in net assets resulting from variable life policy transactions	(143)	865	797	78	173	263	(7)	1,357	(767)	7

Total increase (decrease) in net assets	(93)	6,986	770	102	313	389	32	3,669	591	102

NET ASSETS
Beginning of period	4,694	29,817	5,049	2,998	1,011	1,097	666	18,378	9,407	752
End of period	$4,601	$36,803	$5,819	$3,100	$1,324	$1,486	$698	$22,047	$9,998	$854

The accompanying notes are an integral part of these financial statements

FSA-29

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
FROM OPERATIONS
Net investment income (loss)	$236	$—	$12	$81	$62	$5	$79	$—	$65	$518
Net realized gain (loss) on investments	312	21	(1)	955	99	628	1,030	247	861	621
Net unrealized appreciation (depreciation) on investments	1,989	23	(64)	1,398	579	(378)	(339)	231	(235)	414

Net increase (decrease) in net assets resulting from operations	2,537	44	(53)	2,434	740	255	770	478	691	1,553

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	545	191	74	690	441	841	617	368	528	781
Policy maintenance charges	(579)	(151)	(43)	(595)	(284)	(484)	(447)	(226)	(414)	(727)
Policy owners’ benefits	(1,052)	(231)	(8)	(572)	(53)	(369)	(410)	(201)	(506)	(974)
Net policy loan repayments (withdrawals)	(55)	(48)	(2)	(69)	(2)	7	(75)	(28)	(41)	(49)
Transfer (to) from other portfolios	(279)	113	10	(210)	801	98	(9)	(9)	(147)	(85)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,420)	(126)	31	(756)	903	93	(324)	(96)	(580)	(1,054)

Total increase (decrease) in net assets	1,117	(82)	(22)	1,678	1,643	348	446	382	111	499

NET ASSETS
Beginning of period	15,625	3,542	1,260	15,281	3,952	10,170	9,119	5,101	8,335	17,653
End of period	$16,742	$3,460	$1,238	$16,959	$5,595	$10,518	$9,565	$5,483	$8,446	$18,152

The accompanying notes are an integral part of these financial statements

FSA-30

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands)	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
FROM OPERATIONS
Net investment income (loss)	$172	$355	$217	$1	$53	$22	$41	$—	$192
Net realized gain (loss) on investments	137	1	965	3	108	437	1,028	290	1,219
Net unrealized appreciation (depreciation) on investments	204	52	321	33	8	(234)	(1,311)	(205)	(1,323)

Net increase (decrease) in net assets resulting from operations	513	408	1,503	37	169	225	(242)	85	88

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	263	1,226	1,123	35	561	172	545	222	1,343
Policy maintenance charges	(221)	(556)	(539)	(19)	(240)	(136)	(453)	(204)	(789)
Policy owners’ benefits	(242)	(204)	(235)	(34)	(71)	(79)	(381)	(284)	(675)
Net policy loan repayments (withdrawals)	(8)	(33)	(32)	—	(5)	(46)	(59)	(27)	(104)
Transfer (to) from other portfolios	(138)	44	(72)	—	169	(137)	(41)	19	1,247
Net increase (decrease) in net assets resulting from variable life policy transactions	(346)	477	245	(18)	414	(226)	(389)	(274)	1,022

Total increase (decrease) in net assets	167	885	1,748	19	583	(1)	(631)	(189)	1,110

NET ASSETS
Beginning of period	4,258	10,201	10,672	395	4,183	3,670	10,656	3,982	18,524
End of period	$4,425	$11,086	$12,420	$414	$4,766	$3,669	$10,025	$3,793	$19,634

The accompanying notes are an integral part of these financial statements

FSA-31

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
($ in thousands)	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor
FROM OPERATIONS
Net investment income (loss)	$623	$1	$101	$4	$7	$19	$113	$13	$291
Net realized gain (loss) on investments	3	—	1,095	(5)	4	—	—	4	—
Net unrealized appreciation (depreciation) on investments	162	—	(193)	19	(2)	(1)	101	4	34

Net increase (decrease) in net assets resulting from operations	788	1	1,003	18	9	18	214	21	325

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	831	845	304	5	26	79	433	64	1,297
Policy maintenance charges	(650)	(553)	(345)	(8)	(14)	(66)	(351)	(46)	(798)
Policy owners’ benefits	(602)	(687)	(709)	(32)	(70)	(38)	(32)	(55)	(199)
Net policy loan repayments (withdrawals)	(16)	11	(48)	—	(54)	—	(29)	(10)	(12)
Transfer (to) from other portfolios	195	1,055	(22)	(2)	37	179	1,724	227	2,584
Net increase (decrease) in net assets resulting from variable life policy transactions	(242)	671	(820)	(37)	(75)	154	1,745	180	2,872

Total increase (decrease) in net assets	546	672	183	(19)	(66)	172	1,959	201	3,197

NET ASSETS
Beginning of period	12,160	7,717	9,136	163	356	1,296	4,105	740	13,122
End of period	$12,706	$8,389	$9,319	$144	$290	$1,468	$6,064	$941	$16,319

The accompanying notes are an integral part of these financial statements

FSA-32

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2016

	Royce Capital Fund		The Universal Institutional Funds, Inc.
($ in thousands)	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
FROM OPERATIONS
Net investment income (loss)	$4	$75	$8
Net realized gain (loss) on investments	1	829	(1)
Net unrealized appreciation (depreciation) on investments	143	(90)	11

Net increase (decrease) in net assets resulting from operations	148	814	18

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	55	421	42
Policy maintenance charges	(24)	(255)	(19)
Policy owners’ benefits	(6)	(58)	(20)
Net policy loan repayments (withdrawals)	—	(13)	(23)
Transfer (to) from other portfolios	61	1,039	2
Net increase (decrease) in net assets resulting from variable life policy transactions	86	1,134	(18)

Total increase (decrease) in net assets	234	1,948	—

NET ASSETS
Beginning of period	634	3,105	593
End of period	$868	$5,053	$593

The accompanying notes are an integral part of these financial statements

FSA-33

The Protective Variable Life Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2015

	American Funds Insurance Series							Calvert Variable Series, Inc.
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
FROM OPERATIONS
Net investment income (loss)	$—	$3	$1	$—	$1	$1	$—	$—
Net realized gain (loss) on investments	—	—	—	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(1)	(6)	(2)	—	1	(6)	—	(1)

Net increase (decrease) in net assets resulting from operations	(1)	(3)	(1)	—	2	(5)	—	(1)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	—	10	3	1	6	—	—	—
Policy maintenance charges	—	(4)	—	—	(5)	(1)	—	(1)
Policy owners’ benefits	—	—	—	—	—	—	—	—
Net policy loan repayments (withdrawals)	—	—	—	—	—	—	—	(1)
Transfer (to) from other portfolios	68	270	124	27	366	74	25	—
Net increase (decrease) in net assets resulting from variable life policy transactions	68	276	127	28	367	73	25	(2)

Total increase (decrease) in net assets	67	273	126	28	369	68	25	(3)

NET ASSETS
Beginning of period	—	—	—	—	—	—	—	59
End of period	$67	$273	$126	$28	$369	$68	$25	$56

The accompanying notes are an integral part of these financial statements

FSA-34

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2015

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$210	$69	$6	$11	$3	$175	$98	$49	$—
Net realized gain (loss) on investments	1,933	218	7	1	64	7	3	1,249	1,847
Net unrealized appreciation (depreciation) on investments	(2,007)	(375)	(11)	(15)	59	(85)	(133)	(1,507)	(1,723)

Net increase (decrease) in net assets resulting from operations	136	(88)	2	(3)	126	97	(32)	(209)	124

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	1,345	121	2	20	86	633	203	1,044	199
Policy maintenance charges	(897)	(108)	(10)	(20)	(85)	(394)	(167)	(522)	(109)
Policy owners’ benefits	(780)	(81)	(79)	(12)	(21)	(461)	(54)	(497)	(47)
Net policy loan repayments (withdrawals)	(94)	(15)	—	—	(53)	(99)	(3)	(30)	(34)
Transfer (to) from other portfolios	1,027	(77)	(2)	(19)	12	1,130	1,079	1,552	(24)
Net increase (decrease) in net assets resulting from variable life policy transactions	601	(160)	(89)	(31)	(61)	809	1,058	1,547	(15)

Total increase (decrease) in net assets	737	(248)	(87)	(34)	65	906	1,026	1,338	109

NET ASSETS
Beginning of period	21,513	2,386	401	625	1,723	8,560	2,970	10,379	2,925
End of period	$22,250	$2,138	$314	$591	$1,788	$9,466	$3,996	$11,717	$3,034

The accompanying notes are an integral part of these financial statements

FSA-35

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2015

	Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$756	$981	$193	$14	$—	$210	$4	$266	$660	$354
Net realized gain (loss) on investments	(12)	2,157	1,433	325	844	—	28	266	40	—
Net unrealized appreciation (depreciation) on investments	(1,917)	(4,726)	(2,124)	(514)	(916)	(174)	(81)	(1,053)	(1,074)	(1,249)

Net increase (decrease) in net assets resulting from operations	(1,173)	(1,588)	(498)	(175)	(72)	36	(49)	(521)	(374)	(895)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	928	2,411	944	190	227	667	35	623	592	1,046
Policy maintenance charges	(704)	(1,423)	(568)	(88)	(150)	(432)	(14)	(336)	(376)	(593)
Policy owners’ benefits	(446)	(570)	(278)	(27)	(138)	(172)	(1)	(194)	(386)	(236)
Net policy loan repayments (withdrawals)	(101)	(93)	(49)	(14)	(15)	(9)	(3)	(18)	(27)	(91)
Transfer (to) from other portfolios	272	2,385	125	101	(131)	1,502	52	357	939	367
Net increase (decrease) in net assets resulting from variable life policy transactions	(51)	2,710	174	162	(207)	1,556	69	432	742	493

Total increase (decrease) in net assets	(1,224)	1,122	(324)	(13)	(279)	1,592	20	(89)	368	(402)

NET ASSETS
Beginning of period	16,592	29,900	13,722	2,230	3,424	7,557	203	7,740	7,939	13,449
End of period	$15,368	$31,022	$13,398	$2,217	$3,145	$9,149	$223	$7,651	$8,307	$13,047

The accompanying notes are an integral part of these financial statements

FSA-36

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2015

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Core Fixed Income SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity
FROM OPERATIONS
Net investment income (loss)	$—	$195	$29	$11	$3	$21	$—	$39	$3	$118
Net realized gain (loss) on investments	—	1,595	288	201	185	898	52	707	187	18
Net unrealized appreciation (depreciation) on investments	—	(2,390)	(430)	(474)	(408)	(1,055)	(61)	(372)	(110)	(49)

Net increase (decrease) in net assets resulting from operations	—	(600)	(113)	(262)	(220)	(136)	(9)	374	80	87

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	—	568	160	128	136	327	28	503	257	391
Policy maintenance charges	—	(551)	(89)	(109)	(100)	(280)	(19)	(493)	(135)	(337)
Policy owners’ benefits	—	(637)	(62)	(227)	(14)	(455)	(16)	(593)	(47)	(349)
Net policy loan repayments (withdrawals)	—	(46)	(4)	(6)	(1)	(60)	(4)	(70)	(16)	(65)
Transfer (to) from other portfolios	15	(70)	(13)	(107)	1,096	(147)	(16)	(248)	422	121
Net increase (decrease) in net assets resulting from variable life policy transactions	15	(736)	(8)	(321)	1,117	(615)	(27)	(901)	481	(239)

Total increase (decrease) in net assets	15	(1,336)	(121)	(583)	897	(751)	(36)	(527)	561	(152)

NET ASSETS
Beginning of period	—	14,320	2,486	3,087	1,520	7,459	422	11,351	2,469	6,777
End of period	$15	$12,984	$2,365	$2,504	$2,417	$6,708	$386	$10,824	$3,030	$6,625

The accompanying notes are an integral part of these financial statements

FSA-37

The Protective Variable Life Separate Account
Statement of Changes in Net Assets, continued
For the year ended December 31, 2015

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
FROM OPERATIONS
Net investment income (loss)	$24	$135	$2	$—	$—	$—	$14	$689	$492	$16
Net realized gain (loss) on investments	—	853	9	127	239	298	31	412	1,902	—
Net unrealized appreciation (depreciation) on investments	(19)	(992)	(11)	(210)	(1)	(534)	(60)	(3,220)	(2,950)	(25)

Net increase (decrease) in net assets resulting from operations	5	(4)	—	(83)	238	(236)	(15)	(2,119)	(556)	(9)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	151	408	6	146	234	306	27	1,722	1,113	61
Policy maintenance charges	(70)	(396)	(4)	(64)	(173)	(132)	(14)	(1,321)	(828)	(22)
Policy owners’ benefits	(24)	(408)	(9)	(12)	(330)	(13)	(24)	(1,857)	(699)	(5)
Net policy loan repayments (withdrawals)	(4)	(50)	—	(3)	(40)	—	—	(187)	(39)	—
Transfer (to) from other portfolios	121	(749)	5	11	(127)	314	(52)	185	1,280	32
Net increase (decrease) in net assets resulting from variable life policy transactions	174	(1,195)	(2)	78	(436)	475	(63)	(1,458)	827	66

Total increase (decrease) in net assets	179	(1,199)	(2)	(5)	(198)	239	(78)	(3,577)	271	57

NET ASSETS
Beginning of period	1,411	10,823	149	1,531	5,040	2,106	423	36,756	20,395	424
End of period	$1,590	$9,624	$147	$1,526	$4,842	$2,345	$345	$33,179	$20,666	$481

The accompanying notes are an integral part of these financial statements

FSA-38

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Invesco Variable Insurance Funds				Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
FROM OPERATIONS
Net investment income (loss)	$94	$882	$65	$—	$—	$1	$—	$769	$175	$6
Net realized gain (loss) on investments	—	4,584	2	248	207	65	14	116	849	124
Net unrealized appreciation (depreciation) on investments	(91)	(6,381)	(214)	(216)	(270)	(52)	(44)	(1,198)	(1,238)	(136)

Net increase (decrease) in net assets resulting from operations	3	(915)	(147)	32	(63)	14	(30)	(313)	(214)	(6)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	304	1,721	647	212	176	109	72	896	373	61
Policy maintenance charges	(222)	(1,171)	(253)	(121)	(63)	(46)	(20)	(753)	(373)	(37)
Policy owners’ benefits	(194)	(1,477)	(63)	(63)	(7)	(2)	(8)	(969)	(507)	(9)
Net policy loan repayments (withdrawals)	(26)	(97)	(5)	(14)	—	(1)	(1)	(46)	7	—
Transfer (to) from other portfolios	83	2,859	846	(87)	111	223	(12)	2,739	(92)	39
Net increase (decrease) in net assets resulting from variable life policy transactions	(55)	1,835	1,172	(73)	217	283	31	1,867	(592)	54

Total increase (decrease) in net assets	(52)	920	1,025	(41)	154	297	1	1,554	(806)	48

NET ASSETS
Beginning of period	4,746	28,897	4,024	3,039	857	800	665	16,824	10,213	704
End of period	$4,694	$29,817	$5,049	$2,998	$1,011	$1,097	$666	$18,378	$9,407	$752

The accompanying notes are an integral part of these financial statements

FSA-39

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Growth Stock IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC
FROM OPERATIONS
Net investment income (loss)	$197	$—	$10	$94	$47	$16	$32	$86	$—	$63
Net realized gain (loss) on investments	1,182	379	104	1,217	307	568	1,112	1,013	164	669
Net unrealized appreciation (depreciation) on investments	(1,847)	(275)	15	(1,903)	(471)	140	(1,093)	(1,079)	(288)	(659)

Net increase (decrease) in net assets resulting from operations	(468)	104	129	(592)	(117)	724	51	20	(124)	73

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	579	162	82	773	279	834	47	593	367	586
Policy maintenance charges	(594)	(153)	(44)	(624)	(155)	(482)	(31)	(432)	(214)	(414)
Policy owners’ benefits	(1,223)	(182)	(14)	(977)	(27)	(316)	(25)	(336)	(192)	(342)
Net policy loan repayments (withdrawals)	(79)	(52)	(2)	(75)	(11)	(100)	(2)	(25)	(12)	(85)
Transfer (to) from other portfolios	(330)	78	(44)	(308)	1,462	19	(3,872)	443	551	(129)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,647)	(147)	(22)	(1,211)	1,548	(45)	(3,883)	243	500	(384)

Total increase (decrease) in net assets	(2,115)	(43)	107	(1,803)	1,431	679	(3,832)	263	376	(311)

NET ASSETS
Beginning of period	17,740	3,585	1,153	17,084	2,521	9,491	3,832	8,856	4,725	8,646
End of period	$15,625	$3,542	$1,260	$15,281	$3,952	$10,170	$—	$9,119	$5,101	$8,335

The accompanying notes are an integral part of these financial statements

FSA-40

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands)	MFS Total Return IC	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
FROM OPERATIONS
Net investment income (loss)	$474	$204	$326	$223	$3	$73	$19	$10	$—	$243
Net realized gain (loss) on investments	730	330	—	628	—	42	229	2,045	339	1,218
Net unrealized appreciation (depreciation) on investments	(1,259)	(1,263)	(398)	(967)	(57)	104	(298)	(1,671)	(73)	(765)

Net increase (decrease) in net assets resulting from operations	(55)	(729)	(72)	(116)	(54)	219	(50)	384	266	696

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	787	281	1,136	1,068	45	534	141	553	218	1,292
Policy maintenance charges	(733)	(220)	(530)	(489)	(20)	(233)	(101)	(458)	(206)	(751)
Policy owners’ benefits	(1,097)	(350)	(101)	(117)	(3)	(25)	(124)	(569)	(173)	(664)
Net policy loan repayments (withdrawals)	(40)	(28)	(9)	(18)	—	(3)	(18)	(98)	(20)	(30)
Transfer (to) from other portfolios	(55)	54	952	1,427	70	254	3,822	(117)	(138)	715
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,138)	(263)	1,448	1,871	92	527	3,720	(689)	(319)	562

Total increase (decrease) in net assets	(1,193)	(992)	1,376	1,755	38	746	3,670	(305)	(53)	1,258

NET ASSETS
Beginning of period	18,846	5,250	8,825	8,917	357	3,437	—	10,961	4,035	17,266
End of period	$17,653	$4,258	$10,201	$10,672	$395	$4,183	$3,670	$10,656	$3,982	$18,524

The accompanying notes are an integral part of these financial statements

FSA-41

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
($ in thousands)	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor
FROM OPERATIONS
Net investment income (loss)	$728	$86	$1	$6	$5	$42	$168	$6	$610
Net realized gain (loss) on investments	(1)	1,483	—	—	—	(1)	—	—	139
Net unrealized appreciation (depreciation) on investments	(1,013)	(1,262)	—	(22)	(12)	(40)	(280)	—	(734)

Net increase (decrease) in net assets resulting from operations	(286)	307	1	(16)	(7)	1	(112)	6	15

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	823	325	937	5	23	58	229	47	1,040
Policy maintenance charges	(601)	(334)	(554)	(9)	(10)	(47)	(170)	(28)	(555)
Policy owners’ benefits	(456)	(385)	(1,736)	(2)	(5)	(10)	(104)	(8)	(191)
Net policy loan repayments (withdrawals)	(71)	(61)	(120)	—	—	30	(8)	—	(5)
Transfer (to) from other portfolios	643	60	2,102	15	199	275	1,993	217	2,708
Net increase (decrease) in net assets resulting from variable life policy transactions	338	(395)	629	9	207	306	1,940	228	2,997

Total increase (decrease) in net assets	52	(88)	630	(7)	200	307	1,828	234	3,012

NET ASSETS
Beginning of period	12,108	9,224	7,087	170	156	989	2,277	506	10,110
End of period	$12,160	$9,136	$7,717	$163	$356	$1,296	$4,105	$740	$13,122

The accompanying notes are an integral part of these financial statements

FSA-42

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Royce Capital Fund		The Universal Institutional Funds, Inc.
($ in thousands)	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
FROM OPERATIONS
Net investment income (loss)	$—	$12	$15
Net realized gain (loss) on investments	39	723	(1)
Net unrealized appreciation (depreciation) on investments	(129)	(1,085)	(23)

Net increase (decrease) in net assets resulting from operations	(90)	(350)	(9)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	55	286	40
Policy maintenance charges	(23)	(134)	(21)
Policy owners’ benefits	(15)	(54)	(21)
Net policy loan repayments (withdrawals)	—	(3)	(2)
Transfer (to) from other portfolios	1	1,350	(3)
Net increase (decrease) in net assets resulting from variable life policy transactions	18	1,445	(7)

Total increase (decrease) in net assets	(72)	1,095	(16)

NET ASSETS
Beginning of period	706	2,010	609
End of period	$634	$3,105	$593

The accompanying notes are an integral part of these financial statements

FSA-43

The Protective Variable Life Separate Account

Notes to Financial Statements

(1) Organization

The Protective Variable Life Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on June 19, 1996. Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan.  The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (“Policies”) issued by Protective Life.  The following is a list of each variable life product funded by the Separate Account:

Executive	Protective Investors Choice VUL
Premiere I	Protector
Premiere II	Provider
Premiere II (2003)	Singe Premium Plus
Premiere III	Survivor
Preserver	Transitions

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2016 and 2015, assets were invested in eighty nine subaccounts:

American Funds Asset Allocation Class 2	Invesco VI Balanced Risk Allocation II
American Funds Blue Chip Income & Growth Class 2	Invesco VI Comstock I
American Funds Global Growth Class 2	Invesco VI Equity and Income II
American Funds Global Small Capitalization Class 2	Invesco VI Global Real Estate II
American Funds Growth Class 2	Invesco VI Government Securities II
American Funds International Class 2	Invesco VI Growth & Income I
American Funds New World Class 2	Invesco VI International Growth II
Calvert VP SRI Balanced	Invesco VI Mid-Cap Growth II
ClearBridge Variable Mid Cap Portfolio II (b)	Invesco VI Small Cap Equity II
ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC
Fidelity Contrafund Portfolio SC	Lord Abbett Calibrated Dividend Growth VC
Fidelity Equity Income SC	Lord Abbett Classic Stock VC
Fidelity Freedom Fund - 2015 Maturity SC	Lord Abbett Growth & Income VC
Fidelity Freedom Fund - 2020 Maturity SC	Lord Abbett Growth Opportunities VC
Fidelity Growth Portfolio SC	Lord Abbett International Opportunities VC
Fidelity Index 500 Portfolio SC	Lord Abbett Mid Cap Stock VC
Fidelity Investment Grade Bonds SC	Lord Abbett Series Fundamental Equity VC
Fidelity Mid Cap SC	MFS Growth Series IC
Franklin Flex Cap Growth VIP CL 2	MFS Investors Growth Stock IC (a)
Franklin Income VIP CL 2	MFS Investors Trust IC
Franklin Mutual Shares VIP CL 2	MFS New Discovery IC
Franklin Rising Dividend VIP CL 2	MFS Research IC
Franklin Small Cap Value VIP CL 2	MFS Total Return IC
Franklin Small-Mid Cap Growth VIP CL 2	MFS Utilities IC
Franklin US Government Securities VIP CL 2	MFS VIT Total Return Bond SC
Templeton Developing Markets VIP CL 2	MFS VIT Value SC
Templeton Foreign VIP CL 2	MFS VIT II Emerging Markets Equity SC
Templeton Global Bond VIP Fund CL 2	MFS VIT II International Value SC
Templeton Growth VIP CL 2	MFS VIT II MA Investors Growth Stock IC
Goldman Sachs Large Cap Value	Oppenheimer Capital Appreciation Fund/VA

FSA-44

The Protective Variable Life Separate Account

Notes to Financial Statements

(1) Organization , continued

Goldman Sachs Large Cap Value Fund SC	Oppenheimer Discovery Mid Cap Growth Fund/VA
Goldman Sachs Mid Cap Value	Oppenheimer Global Fund/VA
Goldman Sachs Mid Cap Value SC	Oppenheimer Global Strategic Income Fund/VA
Goldman Sachs Small Cap Equity Insights	Oppenheimer Government Money Fund/VA (b)
Goldman Sachs Small Cap Equity Insights SC	Oppenheimer Main Street Fund/VA
Goldman Sachs Strategic Growth	PIMCO VIT All Asset Advisor
Goldman Sachs Strategic Growth SC	PIMCO VIT Long-Term US Government Advisor
Goldman Sachs Strategic International Equity	PIMCO VIT Low Duration Advisor
Goldman Sachs Strategic International Equity SC	PIMCO VIT Real Return Advisor
Goldman Sachs US Equity Insights	PIMCO VIT Short-Term Advisor
Goldman Sachs US Equity Insights SC	PIMCO VIT Total Return Advisor
Goldman Sachs VIT Core Fixed Income SC	Royce Capital Fund Micro-Cap SC
Goldman Sachs VIT Growth Opportunities SC	Royce Capital Fund Small-Cap SC
Invesco VI American Franchise I	UIF Global Real Estate II
Invesco VI American Value II

(a) Subaccount closed in 2015

(b) Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Mid Cap Portfolio Class II
Oppenheimer Money Fund/VA	Oppenheimer Government Money Fund/VA

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay policy values under the Policies.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Policy owners may allocate some or all of the applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2016 was approximately $37.3 million.

FSA-45

The Protective Variable Life Separate Account

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the policies, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2016.  Management will periodically review the application of this policy in the event of changes in tax law.  Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-46

The Protective Variable Life Separate Account

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-47

The Protective Variable Life Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

(in thousands)	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds Asset Allocation Class 2	51	2	49	7	—	7
American Funds Blue Chip Income & Growth Class 2	94	12	82	29	—	29
American Funds Global Growth Class 2	17	2	15	15	2	13
American Funds Global Small Capitalization Class 2	112	1	111	3	—	3
American Funds Growth Class 2	114	11	103	37	—	37
American Funds International Class 2	116	2	114	8	—	8
American Funds New World Class 2	9	1	8	3	—	3
Calvert VP SRI Balanced	—	—	—	—	—	—
ClearBridge Variable Mid Cap Portfolio II	23	11	12	18	5	13
ClearBridge Variable Small Cap Growth II	10	10	—	8	6	2
Fidelity Contrafund Portfolio SC	156	106	50	77	54	23
Fidelity Equity Income SC	10	17	(7)	6	14	(8)
Fidelity Freedom Fund - 2015 Maturity SC	—	1	(1)	—	6	(6)
Fidelity Freedom Fund - 2020 Maturity SC	5	6	(1)	2	4	(2)
Fidelity Growth Portfolio SC	7	13	(6)	11	15	(4)
Fidelity Index 500 Portfolio SC	243	84	159	90	51	39
Fidelity Investment Grade Bonds SC	223	28	195	82	17	65
Fidelity Mid Cap SC	100	57	43	65	15	50
Franklin Flex Cap Growth VIP CL 2	24	17	7	14	15	(1)
Franklin Income VIP CL 2	82	121	(39)	56	59	(3)
Franklin Mutual Shares VIP CL 2	314	218	96	222	50	172
Franklin Rising Dividend VIP CL 2	82	92	(10)	54	45	9
Franklin Small Cap Value VIP CL 2	22	19	3	13	5	8
Franklin Small-Mid Cap Growth VIP CL 2	21	32	(11)	13	24	(11)
Franklin US Government Securities VIP CL 2	174	82	92	147	31	116
Templeton Developing Markets VIP CL 2	70	9	61	10	2	8
Templeton Foreign VIP CL 2	86	64	22	77	44	33
Templeton Global Bond VIP Fund CL 2	143	54	89	73	33	40
Templeton Growth VIP CL 2	121	112	9	79	42	37
Goldman Sachs Large Cap Value	21	54	(33)	11	35	(24)
Goldman Sachs Large Cap Value Fund SC	14	12	2	8	9	(1)
Goldman Sachs Mid Cap Value	7	16	(9)	6	17	(11)
Goldman Sachs Mid Cap Value SC	69	19	50	66	4	62
Goldman Sachs Small Cap Equity Insights	9	17	(8)	4	16	(12)
Goldman Sachs Small Cap Equity Insights SC	2	2	—	1	3	(2)
Goldman Sachs Strategic Growth	14	35	(21)	4	25	(21)
Goldman Sachs Strategic Growth SC	37	19	18	34	9	25
Goldman Sachs Strategic International Equity	33	52	(19)	14	25	(11)
Goldman Sachs Strategic International Equity SC	36	14	22	22	6	16
Goldman Sachs US Equity Insights	13	34	(21)	3	34	(31)
Goldman Sachs US Equity Insights SC	2	1	1	1	1	—
Goldman Sachs VIT Core Fixed Income SC	14	2	12	1	—	1
Goldman Sachs VIT Growth Opportunities SC	11	9	2	7	4	3
Invesco VI American Franchise I	32	57	(25)	9	52	(43)

FSA-48

The Protective Variable Life Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Invesco VI American Value II	28	16	12	26	4	22
Invesco VI Balanced Risk Allocation II	7	4	3	3	7	(4)
Invesco VI Comstock I	83	131	(48)	32	79	(47)
Invesco VI Equity and Income II	112	110	2	64	32	32
Invesco VI Global Real Estate II	7	3	4	8	3	5
Invesco VI Government Securities II	46	59	(13)	23	28	(5)
Invesco VI Growth & Income I	165	131	34	110	43	67
Invesco VI International Growth II	113	44	69	107	11	96
Invesco VI Mid-Cap Growth II	40	31	9	24	30	(6)
Invesco VI Small Cap Equity II	22	9	13	17	2	15
Lord Abbett Bond Debenture VC	136	85	51	110	38	72
Lord Abbett Calibrated Dividend Growth VC	19	44	(25)	12	31	(19)
Lord Abbett Classic Stock VC	6	5	1	7	4	3
Lord Abbett Growth & Income VC	30	94	(64)	21	102	(81)
Lord Abbett Growth Opportunities VC	11	15	(4)	9	13	(4)
Lord Abbett International Opportunities VC	16	13	3	12	13	(1)
Lord Abbett Mid Cap Stock VC	38	68	(30)	18	67	(49)
Lord Abbett Series Fundamental Equity VC	81	34	47	89	7	82
MFS Growth Series IC	33	30	3	16	17	(1)
MFS Investors Growth Stock IC	NA	NA	NA	3	282	(279)
MFS Investors Trust IC	23	33	(10)	24	16	8
MFS New Discovery IC	16	18	(2)	22	9	13
MFS Research IC	20	38	(18)	8	21	(13)
MFS Total Return IC	32	63	(31)	18	53	(35)
MFS Utilities IC	13	20	(7)	7	13	(6)
MFS VIT Total Return Bond SC	127	90	37	135	23	112
MFS VIT Value SC	81	68	13	105	12	93
MFS VIT II Emerging Markets Equity SC	7	9	(2)	13	2	11
MFS VIT II International Value SC	57	29	28	43	7	36
MFS VIT II MA Investors Growth Stock IC	29	50	(21)	387	19	368
Oppenheimer Capital Appreciation Fund/VA	27	38	(11)	9	29	(20)
Oppenheimer Discovery Mid Cap Growth Fund/VA	11	19	(8)	4	15	(11)
Oppenheimer Global Fund/VA	85	56	29	42	28	14
Oppenheimer Global Strategic Income Fund/VA	53	62	(9)	35	23	12
Oppenheimer Government Money Fund/VA	1,781	1,354	427	2,138	1,744	394
Oppenheimer Main Street Fund/VA	17	45	(28)	6	21	(15)
PIMCO VIT All Asset Advisor	4	8	(4)	2	1	1
PIMCO VIT Long-Term US Government Advisor	7	12	(5)	18	4	14
PIMCO VIT Low Duration Advisor	28	14	14	44	18	26
PIMCO VIT Real Return Advisor	187	49	138	185	27	158
PIMCO VIT Short-Term Advisor	37	21	16	35	13	22
PIMCO VIT Total Return Advisor	336	114	222	266	29	237
Royce Capital Fund Micro-Cap SC	12	5	7	6	5	1
Royce Capital Fund Small-Cap SC	98	31	67	90	8	82
UIF Global Real Estate II	7	9	(2)	10	11	(1)

FSA-49

The Protective Variable Life Separate Account

Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2016 are as follows:

(in thousands)	Purchases	Sales

American Funds Asset Allocation Class 2	$540	$21
American Funds Blue Chip Income & Growth Class 2	964	50
American Funds Global Growth Class 2	174	11
American Funds Global Small Capitalization Class 2	1,039	4
American Funds Growth Class 2	1,156	24
American Funds International Class 2	1,077	15
American Funds New World Class 2	88	5
Calvert VP SRI Balanced	3	2
ClearBridge Variable Mid Cap Portfolio II	463	163
ClearBridge Variable Small Cap Growth II	216	194
Fidelity Contrafund Portfolio SC	4,689	1,355
Fidelity Equity Income SC	314	272
Fidelity Freedom Fund - 2015 Maturity SC	17	10
Fidelity Freedom Fund - 2020 Maturity SC	101	76
Fidelity Growth Portfolio SC	234	169
Fidelity Index 500 Portfolio SC	4,970	1,131
Fidelity Investment Grade Bonds SC	3,658	178
Fidelity Mid Cap SC	2,911	743
Franklin Flex Cap Growth VIP CL 2	713	182
Franklin Income VIP CL 2	1,363	1,236
Franklin Mutual Shares VIP CL 2	5,989	1,010
Franklin Rising Dividend VIP CL 2	2,714	996
Franklin Small Cap Value VIP CL 2	710	257
Franklin Small-Mid Cap Growth VIP CL 2	574	419
Franklin US Government Securities VIP CL 2	1,859	365
Templeton Developing Markets VIP CL 2	585	58
Templeton Foreign VIP CL 2	950	394
Templeton Global Bond VIP Fund CL 2	1,979	410
Templeton Growth VIP CL 2	1,615	736
Goldman Sachs Large Cap Value	574	1,190
Goldman Sachs Large Cap Value Fund SC	193	99
Goldman Sachs Mid Cap Value	138	342
Goldman Sachs Mid Cap Value SC	975	85
Goldman Sachs Small Cap Equity Insights	445	576
Goldman Sachs Small Cap Equity Insights SC	38	31
Goldman Sachs Strategic Growth	256	1,130
Goldman Sachs Strategic Growth SC	496	150
Goldman Sachs Strategic International Equity	394	640
Goldman Sachs Strategic International Equity SC	298	44
Goldman Sachs US Equity Insights	627	1,024
Goldman Sachs VIT Core Fixed Income SC	140	23
Goldman Sachs US Equity Insights SC	32	25
Goldman Sachs VIT Growth Opportunities SC	181	120
Invesco VI American Franchise I	558	409
Invesco VI American Value II	549	172
Invesco VI Balanced Risk Allocation II	99	52
Invesco VI Comstock I	4,004	2,355
Invesco VI Equity and Income II	2,706	1,579

FSA-50

The Protective Variable Life Separate Account

Notes to Financial Statements

(5) Purchases and Sales of Investments, continued

(in thousands)	Purchases	Sales

Invesco VI Global Real Estate II	$91	$22
Invesco VI Government Securities II	383	454
Invesco VI Growth & Income I	5,659	1,377
Invesco VI International Growth II	1,062	198
Invesco VI Mid-Cap Growth II	603	204
Invesco VI Small Cap Equity II	311	48
Lord Abbett Bond Debenture VC	3,150	831
Lord Abbett Calibrated Dividend Growth VC	1,030	1,049
Lord Abbett Classic Stock VC	97	51
Lord Abbett Growth & Income VC	592	1,501
Lord Abbett Growth Opportunities VC	197	303
Lord Abbett International Opportunities VC	186	143
Lord Abbett Mid Cap Stock VC	1,321	1,069
Lord Abbett Series Fundamental Equity VC	1,333	269
MFS Growth Series IC	1,234	499
MFS Investors Trust IC	1,308	528
MFS New Discovery IC	534	381
MFS Research IC	1,133	806
MFS Total Return IC	1,485	1,422
MFS Utilities IC	570	618
MFS VIT Total Return Bond SC	1,417	578
MFS VIT Value SC	2,133	705
MFS VIT II Emerging Markets Equity SC	43	60
MFS VIT II International Value SC	756	182
MFS VIT II MA Investors Growth Stock IC	617	391
Oppenheimer Capital Appreciation Fund/VA	1,438	737
Oppenheimer Discovery Mid Cap Growth Fund/VA	423	353
Oppenheimer Global Fund/VA	3,214	752
Oppenheimer Global Strategic Income Fund/VA	1,291	913
Oppenheimer Government Money Fund/VA	2,249	1,577
Oppenheimer Main Street Fund/VA	1,357	1,023
PIMCO VIT All Asset Advisor	47	80
PIMCO VIT Long-Term US Government Advisor	113	185
PIMCO VIT Low Duration Advisor	271	97
PIMCO VIT Real Return Advisor	2,003	148
PIMCO VIT Short-Term Advisor	384	186
PIMCO VIT Total Return Advisor	3,518	350
Royce Capital Fund Micro-Cap SC	141	51
Royce Capital Fund Small-Cap SC	2,203	165
UIF Global Real Estate II	91	101

FSA-51

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights

Protective Life sells a number of variable life products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the policy owner’s account.  These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value.  As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

The following table discloses the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for each of the five years in the period ended December 31, 2016, were as follows.

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

American Funds Asset Allocation Class 2
2016	55	$10.80	$598	2.08%	9.41%
2015	7	9.87	67	0.62%	0.66%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2016	110	11.23	1,240	2.60%	18.70%
2015	29	9.46	273	2.46%	-2.52%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2016	28	9.77	276	1.04%	0.62%
2015	13	9.71	126	1.17%	-0.77%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2016	114	9.09	1,038	0.48%	2.10%
2015	3	8.90	28	0.00%	-11.91%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2016	139	10.97	1,530	0.96%	9.49%
2015	37	10.02	369	0.74%	1.39%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2016	122	9.05	1,101	2.38%	3.53%
2015	8	8.74	68	2.15%	-9.73%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A

FSA-52

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

American Funds New World Class 2
2016	11	$9.61	$109	1.17%	5.26%
2015	3	9.13	25	0.33%	-6.20%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2016	2	26.92	58	1.87%	7.85%
2015	2	24.96	56	0.12%	-2.19%
2014	2	25.52	59	1.50%	9.60%
2013	3	23.28	70	1.06%	18.00%
2012	3	19.73	62	1.14%	10.51%
ClearBridge Variable Mid Cap Portfolio II (b)
2016	63	23.67	1,486	0.39%	9.11%
2015	51	21.70	1,097	0.06%	1.99%
2014	38	21.27	800	0.10%	7.82%
2013	27	19.73	525	0.05%	37.05%
2012	13	14.40	190	0.75%	17.61%
ClearBridge Variable Small Cap Growth II
2016	29	24.38	698	0.00%	5.54%
2015	29	23.10	666	0.00%	-4.59%
2014	27	24.21	665	0.00%	3.79%
2013	16	23.33	377	0.05%	46.62%
2012	7	15.91	118	0.12%	18.96%
Fidelity Contrafund Portfolio SC2
2016	848	30.08	25,514	0.75%	7.91%
2015	799	27.87	22,250	0.96%	0.56%
2014	776	27.72	21,513	0.88%	11.82%
2013	791	24.79	19,599	1.02%	31.14%
2012	777	18.90	14,683	1.28%	16.31%
Fidelity Equity Income SC2
2016	103	22.83	2,352	2.18%	17.90%
2015	110	19.36	2,138	3.06%	-4.09%
2014	118	20.19	2,386	2.68%	8.65%
2013	127	18.58	2,368	2.35%	28.01%
2012	141	14.52	2,045	3.12%	17.19%
Fidelity Freedom Fund - 2015 Maturity SC2
2016	21	15.29	326	1.44%	5.81%
2015	22	14.45	314	1.57%	-0.44%
2014	28	14.51	401	1.74%	4.63%
2013	25	13.87	352	1.79%	14.24%
2012	25	12.14	303	2.00%	12.13%
Fidelity Freedom Fund - 2020 Maturity SC2
2016	41	15.24	623	1.47%	6.04%
2015	41	14.38	591	1.76%	-0.37%
2014	43	14.43	625	1.70%	4.66%
2013	41	13.79	565	1.78%	15.95%
2012	40	11.89	474	1.97%	13.19%

FSA-53

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Fidelity Growth Portfolio SC2
2016	97	$17.57	$1,697	0.00%	0.71%
2015	102	17.45	1,788	0.16%	7.05%
2014	106	16.30	1,723	0.09%	11.19%
2013	108	14.66	1,586	0.19%	36.20%
2012	119	10.76	1,281	0.49%	14.54%
Fidelity Index 500 Portfolio SC2
2016	629	22.54	14,178	1.60%	11.75%
2015	470	20.17	9,466	1.95%	1.24%
2014	431	19.93	8,560	1.77%	13.46%
2013	373	17.56	6,546	1.99%	32.11%
2012	337	13.29	4,480	2.12%	15.81%
Fidelity Investment Grade Bonds SC2
2016	441	17.02	7,502	2.96%	4.63%
2015	246	16.27	3,996	2.83%	-0.71%
2014	181	16.39	2,970	2.35%	5.75%
2013	167	15.50	2,581	2.41%	-1.89%
2012	156	15.79	2,471	2.35%	5.77%
Fidelity Mid Cap SC2
2016	431	33.88	14,618	0.45%	12.11%
2015	388	30.22	11,717	0.44%	-1.50%
2014	338	30.68	10,379	0.18%	6.20%
2013	298	28.89	8,615	0.46%	36.06%
2012	258	21.23	5,469	0.57%	14.75%
Franklin Flex Cap Growth VIP CL 2
2016	173	17.70	3,061	0.00%	-2.89%
2015	166	18.23	3,034	0.00%	4.37%
2014	167	17.46	2,925	0.00%	6.11%
2013	143	16.46	2,351	0.00%	37.48%
2012	128	11.97	1,531	0.00%	9.26%
Franklin Income VIP CL 2
2016	908	18.51	16,802	4.84%	14.02%
2015	947	16.23	15,369	4.73%	-7.05%
2014	950	17.47	16,592	4.98%	4.62%
2013	934	16.69	15,588	6.23%	13.94%
2012	852	14.65	12,488	6.41%	12.65%
Franklin Mutual Shares VIP CL 2
2016	2,155	17.49	37,668	2.00%	16.06%
2015	2,059	15.07	31,022	3.22%	-4.94%
2014	1,887	15.85	29,900	2.06%	7.12%
2013	1,790	14.79	26,465	2.14%	28.26%
2012	1,682	11.53	19,386	2.10%	14.24%
Franklin Rising Dividend VIP CL 2
2016	737	20.81	15,339	1.37%	16.04%
2015	747	17.93	13,398	1.43%	-3.65%
2014	738	18.61	13,722	1.32%	8.72%
2013	666	17.12	11,403	1.54%	29.69%
2012	575	13.20	7,592	1.61%	11.96%

FSA-54

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Franklin Small Cap Value VIP CL 2
2016	120	$24.64	$2,966	0.79%	30.19%
2015	117	18.92	2,217	0.64%	-7.39%
2014	109	20.43	2,230	0.61%	0.57%
2013	92	20.32	1,863	1.31%	36.24%
2012	79	14.91	1,184	0.77%	18.39%
Franklin Small-Mid Cap Growth VIP CL 2
2016	164	18.68	3,061	0.00%	4.17%
2015	175	17.93	3,145	0.00%	-2.66%
2014	186	18.42	3,424	0.00%	7.47%
2013	180	17.14	3,077	0.00%	38.15%
2012	179	12.40	2,222	0.00%	10.85%
Franklin US Government Securities VIP CL 2
2016	772	13.54	10,444	2.48%	0.66%
2015	680	13.45	9,149	2.51%	0.47%
2014	564	13.39	7,557	2.59%	3.38%
2013	436	12.95	5,641	2.73%	-2.24%
2012	341	13.25	4,511	2.58%	1.89%
Templeton Developing Markets VIP CL 2
2016	92	8.58	787	0.44%	17.44%
2015	30	7.30	223	2.05%	-19.60%
2014	22	9.08	203	1.46%	-8.39%
2013	7	9.92	74	2.05%	-0.92%
2012	1	10.01	14	0.00%	2.50%
Templeton Foreign VIP CL 2
2016	632	13.46	8,509	1.90%	7.18%
2015	609	12.56	7,651	3.45%	-6.49%
2014	576	13.43	7,740	1.85%	-11.13%
2013	535	15.11	8,089	2.34%	22.97%
2012	501	12.29	6,153	2.99%	18.23%
Templeton Global Bond VIP Fund CL 2
2016	562	18.07	10,124	0.00%	2.94%
2015	473	17.55	8,307	8.12%	-4.30%
2014	433	18.34	7,939	5.02%	1.83%
2013	362	18.01	6,516	4.75%	1.63%
2012	309	17.72	5,480	6.28%	15.07%
Templeton Growth VIP CL 2
2016	1,025	14.08	14,423	1.96%	9.62%
2015	1,016	12.85	13,047	2.67%	-6.49%
2014	979	13.74	13,449	1.34%	-2.81%
2013	926	14.14	13,083	2.65%	30.82%
2012	898	10.81	9,690	2.05%	21.07%
Goldman Sachs Large Cap Value
2016	387	34.58	13,367	2.10%	11.58%
2015	419	30.99	12,984	1.43%	-4.41%
2014	443	32.42	14,320	1.41%	12.94%
2013	474	28.71	13,579	1.23%	33.23%
2012	517	21.55	11,124	1.42%	19.13%

FSA-55

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Goldman Sachs Large Cap Value Fund SC
2016	167	$15.95	$2,655	1.91%	11.28%
2015	165	14.33	2,365	1.21%	-4.58%
2014	166	15.02	2,486	1.14%	12.61%
2013	169	13.34	2,250	0.96%	32.93%
2012	177	10.03	1,779	1.20%	18.82%
Goldman Sachs Mid Cap Value
2016	87	29.62	2,577	1.31%	13.53%
2015	96	26.09	2,504	0.39%	-9.24%
2014	107	28.75	3,087	1.00%	13.57%
2013	117	25.31	2,966	0.85%	32.89%
2012	128	19.05	2,446	1.19%	18.47%
Goldman Sachs Mid Cap Value SC
2016	194	18.97	3,676	1.30%	13.28%
2015	144	16.74	2,417	0.15%	-9.52%
2014	82	18.51	1,520	0.87%	13.29%
2013	67	16.34	1,089	0.73%	32.56%
2012	48	12.32	594	1.10%	18.19%
Goldman Sachs Small Cap Equity Insights
2016	134	58.51	7,803	1.13%	23.20%
2015	142	47.49	6,708	0.29%	-2.13%
2014	154	48.52	7,459	0.79%	6.93%
2013	158	45.38	7,170	1.00%	35.62%
2012	168	33.46	5,630	1.16%	12.83%
Goldman Sachs Small Cap Equity Insights SC
2016	20	23.51	467	0.90%	22.99%
2015	20	19.11	386	0.03%	-2.49%
2014	22	19.60	422	0.54%	6.69%
2013	22	18.37	395	0.75%	35.38%
2012	22	13.57	298	0.94%	12.51%
Goldman Sachs Strategic Growth
2016	222	45.48	10,091	0.60%	1.98%
2015	243	44.60	10,824	0.35%	3.40%
2014	264	43.13	11,351	0.38%	13.64%
2013	285	37.95	10,766	0.41%	32.42%
2012	308	28.66	8,803	0.69%	19.89%
Goldman Sachs Strategic Growth SC
2016	179	19.10	3,421	0.42%	1.69%
2015	161	18.79	3,030	0.12%	3.14%
2014	136	18.21	2,469	0.13%	13.38%
2013	127	16.06	2,046	0.17%	32.00%
2012	121	12.17	1,477	0.48%	19.63%
Goldman Sachs Strategic International Equity
2016	309	19.68	6,062	2.01%	-2.73%
2015	328	20.23	6,625	1.77%	1.05%
2014	339	20.02	6,777	3.66%	-7.54%
2013	351	21.65	7,577	1.88%	24.20%
2012	379	17.43	6,612	2.14%	21.23%

FSA-56

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Goldman Sachs Strategic International Equity SC
2016	178	$9.94	$1,768	1.91%	-2.87%
2015	155	10.23	1,590	1.59%	0.77%
2014	139	10.16	1,411	3.62%	-7.70%
2013	123	11.00	1,353	1.68%	23.73%
2012	116	8.89	1,033	2.06%	20.89%
Goldman Sachs US Equity Insights
2016	224	43.63	9,703	1.26%	10.73%
2015	245	39.40	9,624	1.32%	-0.20%
2014	276	39.48	10,823	1.41%	16.37%
2013	300	33.93	10,147	1.14%	37.52%
2012	326	24.67	8,047	1.81%	14.46%
Goldman Sachs US Equity Insights SC
2016	8	19.54	166	1.12%	10.47%
2015	8	17.69	147	1.13%	-0.41%
2014	8	17.76	149	1.20%	16.18%
2013	9	15.29	133	0.93%	37.23%
2012	9	11.14	98	1.64%	14.14%
Goldman Sachs VIT Core Fixed Income SC
2016	13	10.30	131	1.15%	2.70%
2015	1	10.03	15	0.40%	0.48%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2016	76	21.09	1,598	0.00%	1.42%
2015	73	20.80	1,526	0.00%	-5.20%
2014	70	21.94	1,531	0.00%	11.10%
2013	69	19.75	1,369	0.00%	32.20%
2012	59	14.94	880	0.00%	19.43%
Invesco VI American Franchise I
2016	438	10.67	4,665	0.00%	2.27%
2015	464	10.43	4,842	0.00%	5.01%
2014	507	9.93	5,040	0.04%	8.44%
2013	529	9.16	4,841	0.44%	40.14%
2012	550	6.54	3,582	0.00%	19.43%
Invesco VI American Value II
2016	129	23.07	2,969	0.12%	15.22%
2015	117	20.03	2,345	0.01%	-9.36%
2014	95	22.09	2,106	0.23%	9.48%
2013	55	20.18	1,111	0.73%	33.93%
2012	19	15.07	283	0.70%	17.08%
Invesco VI Balanced Risk Allocation II
2016	28	15.65	432	0.21%	11.52%
2015	25	14.04	345	3.69%	-4.40%
2014	29	14.68	423	0.00%	5.71%
2013	23	13.89	318	1.51%	1.42%
2012	24	13.70	324	0.99%	10.64%

FSA-57

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Invesco VI Comstock I
2016	1,063	$35.03	$37,222	1.52%	17.30%
2015	1,111	29.86	33,179	1.97%	-5.98%
2014	1,158	31.76	36,756	1.35%	9.39%
2013	1,183	29.04	34,291	1.67%	35.97%
2012	1,259	21.35	26,816	1.75%	19.23%
Invesco VI Equity and Income II
2016	816	29.21	23,821	1.62%	14.84%
2015	813	25.44	20,666	2.40%	-2.58%
2014	781	26.11	20,395	1.60%	8.77%
2013	768	24.01	18,425	1.51%	24.89%
2012	761	19.23	14,602	1.81%	12.39%
Invesco VI Global Real Estate II
2016	41	13.32	542	1.45%	1.82%
2015	37	13.08	481	3.61%	-1.74%
2014	32	13.31	424	1.67%	14.34%
2013	17	11.64	194	5.78%	2.44%
2012	1	11.37	12	0.40%	10.93%
Invesco VI Government Securities II
2016	409	11.24	4,601	1.78%	1.00%
2015	423	11.13	4,694	2.00%	0.06%
2014	428	11.12	4,746	2.94%	3.88%
2013	419	10.71	4,473	3.34%	-2.85%
2012	387	11.02	4,208	2.98%	2.22%
Invesco VI Growth & Income I
2016	1,154	31.91	36,803	1.11%	19.69%
2015	1,120	26.66	29,817	3.00%	-3.06%
2014	1,053	27.50	28,897	1.82%	10.28%
2013	1,049	24.94	25,995	1.51%	24.89%
2012	1,048	18.60	19,417	1.54%	14.63%
Invesco VI International Growth II
2016	499	11.66	5,819	1.22%	-0.70%
2015	430	11.74	5,049	1.43%	-2.62%
2014	334	12.06	4,024	1.59%	0.09%
2013	198	12.05	2,385	1.30%	18.72%
2012	96	10.15	971	1.41%	15.25%
Invesco VI Mid-Cap Growth II
2016	283	11.01	3,100	0.00%	0.57%
2015	274	10.95	2,998	0.00%	1.04%
2014	280	10.84	3,039	0.00%	7.69%
2013	273	10.06	2,744	0.23%	36.60%
2012	262	7.37	1,934	0.00%	11.63%
Invesco VI Small Cap Equity II
2016	89	14.93	1,324	0.00%	11.84%
2015	76	13.35	1,011	0.00%	-5.74%
2014	61	14.16	857	0.00%	2.09%
2013	25	13.87	345	0.00%	37.08%
2012	3	10.12	28	0.00%	2.46%

FSA-58

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Lord Abbett Bond Debenture VC
2016	777	$28.41	$22,047	4.79%	12.13%
2015	726	25.34	18,378	4.37%	-1.53%
2014	654	25.73	16,824	4.89%	4.35%
2013	633	24.66	15,465	5.14%	8.17%
2012	628	22.79	14,260	5.78%	12.53%
Lord Abbett Calibrated Dividend Growth VC
2016	300	33.35	9,998	1.66%	15.10%
2015	326	28.97	9,407	1.78%	-2.13%
2014	345	29.60	10,213	1.72%	11.54%
2013	367	26.54	9,706	1.66%	27.93%
2012	393	20.75	8,119	3.05%	12.46%
Lord Abbett Classic Stock VC
2016	49	17.55	854	1.04%	12.44%
2015	48	15.60	752	0.83%	-0.90%
2014	45	15.75	704	0.76%	9.14%
2013	41	14.43	597	1.05%	29.85%
2012	39	11.11	428	1.24%	15.09%
Lord Abbett Growth & Income VC
2016	714	23.53	16,742	1.46%	17.11%
2015	778	20.09	15,625	1.18%	-2.86%
2014	859	20.68	17,740	0.70%	7.65%
2013	928	19.21	17,712	0.57%	35.90%
2012	1,031	14.14	14,516	0.99%	12.09%
Lord Abbett Growth Opportunities VC
2016	111	31.23	3,460	0.00%	1.23%
2015	115	30.85	3,542	0.00%	2.72%
2014	119	30.03	3,585	0.00%	6.07%
2013	126	28.31	2,564	0.00%	37.08%
2012	139	20.65	2,872	0.00%	14.10%
Lord Abbett International Opportunities VC
2016	92	13.45	1,238	0.97%	-4.28%
2015	90	14.05	1,260	0.85%	11.10%
2014	91	12.64	1,153	1.43%	-5.76%
2013	80	13.42	1,074	2.00%	31.70%
2012	75	10.19	763	2.02%	20.38%
Lord Abbett Mid Cap Stock VC
2016	613	27.68	16,959	0.50%	16.39%
2015	643	23.78	15,281	0.58%	-3.79%
2014	692	24.71	17,084	0.45%	11.53%
2013	728	22.16	16,015	0.42%	30.32%
2012	776	17.00	13,176	0.68%	14.55%
Lord Abbett Series Fundamental Equity VC
2016	261	21.48	5,595	1.29%	15.74%
2015	213	18.56	3,952	1.44%	-3.44%
2014	131	19.22	2,521	0.52%	7.14%
2013	102	17.94	1,833	0.28%	35.76%
2012	77	13.21	1,017	0.64%	10.58%

FSA-59

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

MFS Growth Series IC
2016	273	$38.58	$10,518	0.04%	2.44%
2015	270	37.66	10,170	0.16%	7.56%
2014	271	35.02	9,491	0.11%	8.94%
2013	245	32.14	7,877	0.24%	36.85%
2012	222	23.49	5,217	0.00%	17.39%
MFS Investors Growth Stock IC (c)
2016	NA	NA	NA	NA	NA
2015	—	13.91	—	1.66%	1.35%
2014	279	13.73	3,832	0.54%	11.45%
2013	258	12.32	3,178	0.62%	30.29%
2012	254	9.45	2,401	0.45%	16.97%
MFS Investors Trust IC
2016	302	31.77	9,565	0.84%	8.59%
2015	312	29.26	9,119	0.95%	0.22%
2014	304	29.20	8,856	0.96%	11.01%
2013	280	26.30	7,353	1.11%	32.05%
2012	265	19.92	5,273	0.88%	19.18%
MFS New Discovery IC
2016	137	40.10	5,483	0.00%	9.05%
2015	139	36.77	5,101	0.00%	-1.89%
2014	126	37.48	4,725	0.00%	-7.26%
2013	122	40.41	4,933	0.00%	41.52%
2012	115	28.56	3,286	0.00%	21.22%
MFS Research IC
2016	253	33.39	8,446	0.77%	8.74%
2015	271	30.71	8,335	0.74%	0.80%
2014	284	30.46	8,646	0.84%	10.20%
2013	291	27.64	8,034	0.33%	32.28%
2012	300	20.90	6,269	0.80%	17.27%
MFS Total Return IC
2016	510	35.64	18,152	2.89%	9.09%
2015	541	32.67	17,653	2.60%	-0.37%
2014	576	32.79	18,846	1.87%	8.50%
2013	589	30.22	17,666	1.79%	19.05%
2012	596	25.39	15,089	2.73%	11.26%
MFS Utilities IC
2016	105	42.47	4,425	3.97%	11.47%
2015	112	38.10	4,258	4.30%	-14.52%
2014	118	44.57	5,250	2.09%	12.73%
2013	117	39.53	4,626	2.38%	20.52%
2012	111	32.80	3,630	6.67%	13.48%
MFS VIT Total Return Bond SC
2016	837	13.25	11,086	3.33%	4.01%
2015	801	12.74	10,201	3.43%	-0.58%
2014	689	12.81	8,825	2.94%	5.62%
2013	395	12.13	4,790	1.23%	-1.29%
2012	194	12.29	2,379	2.64%	7.06%

FSA-60

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

MFS VIT Value SC
2016	550	$22.61	$12,420	1.88%	13.78%
2015	537	19.87	10,672	2.27%	-0.93%
2014	444	20.06	8,917	1.40%	10.20%
2013	351	18.20	6,384	1.06%	35.59%
2012	258	13.43	3,469	1.48%	15.88%
MFS VIT II Emerging Markets Equity SC
2016	49	8.46	414	0.37%	9.04%
2015	51	7.76	395	0.69%	-13.08%
2014	40	8.93	357	0.47%	-6.99%
2013	22	9.60	208	2.03%	-5.40%
2012	3	10.15	26	0.58%	3.57%
MFS VIT II International Value SC
2016	315	15.15	4,766	1.18%	3.84%
2015	287	14.59	4,183	1.90%	6.32%
2014	251	13.72	3,437	2.05%	1.13%
2013	104	13.57	1,413	1.66%	27.63%
2012	15	10.63	155	0.48%	6.55%
MFS VIT II MA Investors Growth Stock IC
2016	347	10.57	3,669	0.61%	6.08%
2015	368	9.96	3,670	1.02%	-2.39%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Fund/VA
2016	296	33.88	10,025	0.39%	-2.20%
2015	308	34.64	10,656	0.09%	3.54%
2014	328	33.46	10,961	0.45%	15.41%
2013	358	28.99	10,365	0.98%	29.74%
2012	370	22.35	8,273	0.65%	14.12%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2016	130	29.58	3,793	0.00%	2.33%
2015	138	28.91	3,982	0.00%	6.61%
2014	149	27.12	4,035	0.00%	5.78%
2013	159	25.64	4,065	0.01%	35.98%
2012	166	18.85	3,134	0.00%	16.45%
Oppenheimer Global Fund/VA
2016	501	39.24	19,634	1.01%	0.08%
2015	472	39.21	18,524	1.36%	3.94%
2014	458	37.72	17,266	1.10%	2.29%
2013	458	36.87	16,885	1.38%	27.31%
2012	458	28.97	13,271	2.14%	21.26%
Oppenheimer Global Strategic Income Fund/VA
2016	448	28.40	12,706	5.01%	6.53%
2015	457	26.66	12,160	6.00%	-2.26%
2014	445	27.27	12,108	4.25%	2.84%
2013	448	26.52	11,876	4.97%	-0.13%
2012	444	26.56	11,743	5.85%	13.53%

FSA-61

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Oppenheimer Government Money Fund/VA (b)
2016	5,332	$1.57	$8,389	0.01%	0.00%
2015	4,905	1.57	7,717	0.01%	0.00%
2014	4,511	1.57	7,087	0.01%	0.00%
2013	4,415	1.57	6,945	0.01%	0.01%
2012	3,827	1.57	6,019	0.01%	0.00%
Oppenheimer Main Street Fund/VA
2016	290	32.13	9,319	1.10%	11.62%
2015	318	28.78	9,136	0.94%	3.33%
2014	333	27.86	9,223	0.83%	10.70%
2013	359	25.16	9,023	1.09%	31.77%
2012	381	19.10	7,260	0.95%	16.87%
PIMCO VIT All Asset Advisor
2016	13	11.16	144	2.36%	12.90%
2015	17	9.89	163	3.36%	-9.19%
2014	16	10.89	170	5.82%	0.46%
2013	10	10.84	108	6.87%	0.11%
2012	0	10.82	3	6.65%	7.18%
PIMCO VIT Long-Term US Government Advisor
2016	19	14.97	290	2.26%	0.58%
2015	24	14.89	356	2.14%	-1.49%
2014	10	15.11	156	2.14%	23.89%
2013	16	12.20	196	2.27%	-13.04%
2012	18	14.03	247	2.06%	4.33%
PIMCO VIT Low Duration Advisor
2016	127	11.59	1,468	1.41%	1.30%
2015	113	11.44	1,296	3.68%	0.21%
2014	87	11.41	989	1.05%	0.75%
2013	75	11.33	848	1.30%	-0.23%
2012	45	11.36	515	1.79%	5.75%
PIMCO VIT Real Return Advisor
2016	478	12.68	6,064	2.22%	5.09%
2015	341	12.06	4,105	5.27%	-2.80%
2014	183	12.41	2,277	1.28%	2.99%
2013	148	12.05	1,780	1.95%	-9.31%
2012	101	13.29	1,347	0.92%	8.64%
PIMCO VIT Short-Term Advisor
2016	85	11.03	941	1.59%	2.27%
2015	69	10.78	740	0.91%	1.01%
2014	47	10.67	506	0.61%	0.61%
2013	36	10.61	377	0.65%	0.47%
2012	27	10.56	282	0.78%	2.67%
PIMCO VIT Total Return Advisor
2016	1,266	12.89	16,319	1.97%	2.58%
2015	1,044	12.57	13,122	5.25%	0.35%
2014	807	12.53	10,110	2.16%	4.17%
2013	663	12.02	7,972	2.14%	-2.06%
2012	484	12.28	5,937	2.47%	9.49%

FSA-62

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Royce Capital Fund Micro-Cap SC
2016	55	$15.77	$868	0.56%	19.37%
2015	48	13.21	634	0.00%	-12.61%
2014	47	15.12	706	0.00%	-3.84%
2013	38	15.72	596	0.41%	20.65%
2012	32	13.03	412	0.00%	7.45%
Royce Capital Fund Small-Cap SC
2016	256	19.73	5,053	1.85%	20.53%
2015	190	16.37	3,105	0.49%	-11.97%
2014	108	18.59	2,010	0.00%	2.92%
2013	89	18.06	1,616	1.16%	34.44%
2012	63	13.44	848	0.03%	12.22%
UIF Global Real Estate II
2016	42	14.09	593	1.41%	3.12%
2015	43	13.66	593	2.51%	-1.42%
2014	44	13.86	609	0.75%	13.85%
2013	47	12.17	569	3.62%	2.63%
2012	41	11.86	491	0.52%	29.94%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners’ accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a) Effective April 29, 2016, name changed from ClearBridge Variable Mid Cap Core Class II.

(b) Effective April 29, 2016, name changed from Oppenheimer Money Fund/VA.

(c) Subaccount closed effective March 28, 2015.

FSA-63

The Protective Variable Life Separate Account

Notes to Financial Statements

(7) Expenses

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
 To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.

0.000% - 0.075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.

$.01-$333.33 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.

Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.

0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.

$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month

Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.

$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

FSA-64

The Protective Variable Life Separate Account

Notes to Financial Statements

(7) Expenses, continued

Expense Type	Range

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.

$ 0.00 - $3.28 per thousand per month

Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

(8) Related Party Transactions

Policy owners’ net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms.  These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges.  These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners.  Such policy owners may obtain loans using the Policy as the only security for the loan.  Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended.  Loans outstanding were approximately $22.4 million at December 31, 2016.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2016, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-65

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the year ended December 31, 2016 and for the period February 1, 2015 to December 31, 2015 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the “Company” or “Successor Company”) at December 31, 2016 and 2015, and the results of their operations and their cash flows for the year ended December 31, 2016 and the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.  In addition, in our opinion the financial statement schedules listed in the accompanying index as of December 31, 2016 and 2015 and for the year ended December 31, 2016 and the period from February 1, 2015 to December 31, 2015 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.   The Company’s management is responsible for these financial statements and financial statement schedules. Our responsibility is to express opinions on these financial statements and financial statement schedules based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provides a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 20, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the accompanying consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 present fairly, in all material respects, the results of operations and of cash flows of Protective Life Insurance Company and its subsidiaries (the “Company” or “Predecessor Company”) for such respective periods in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 listed in the  accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,389,419	$2,992,822	$260,582	$3,283,069
Reinsurance ceded	(1,330,723)	(1,174,871)	(91,632)	(1,395,743)
Net of reinsurance ceded	2,058,696	1,817,951	168,950	1,887,326
Net investment income	1,823,463	1,532,796	164,605	2,098,013
Realized investment gains (losses):
Derivative financial instruments	49,790	58,436	22,031	(13,492)
All other investments	90,630	(166,935)	81,153	205,302
Other-than-temporary impairment losses	(32,075)	(28,659)	(636)	(2,589)
Portion recognized in other comprehensive income (before taxes)	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	(17,748)	(26,993)	(481)	(7,275)
Other income	288,878	271,787	23,388	294,333
Total revenues	4,293,709	3,487,042	459,646	4,464,207
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830; 2014 - $1,223,804)	2,876,726	2,535,388	266,575	2,786,463
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Other operating expenses, net of reinsurance ceded: (Successor 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700; 2014 - $199,824)	744,004	602,402	55,407	630,635
Total benefits and expenses	3,771,028	3,232,854	326,799	3,725,418
Income before income tax	522,681	254,188	132,847	738,789
Income tax (benefit) expense
Current	(38,663)	46,722	(47,384)	181,763
Deferred	208,736	27,769	91,709	65,075
Total income tax expense	170,073	74,491	44,325	246,838
Net income	$352,608	$179,697	$88,522	$491,951

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net income	$352,608	$179,697	$88,522	$491,951
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616; 2014 - $529,838)	606,848	(1,263,367)	482,143	983,985
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244); 2014 - $(23,903))	(9,442)	17,369	(4,166)	(44,391)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131); 2014 - $1,883)	(6,782)	(393)	(243)	3,498
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5; 2014 - $(1))	688	(86)	9	(2)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2016 - $21; 2015 - $45); (Predecessor 2015 - $13; 2014 - $622)	39	86	23	1,155
Total other comprehensive income (loss)	591,351	(1,246,391)	477,766	944,245
Total comprehensive income (loss)	$943,959	$(1,066,694)	$566,288	$1,436,196

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2016 - $39,645,111; 2015 - $38,389,859)	$37,996,577	$35,507,098
Fixed maturities, at amortized cost (fair value: Successor 2016 - $2,733,340; 2015 - $515,000)	2,770,177	593,314
Equity securities, at fair value (cost: Successor 2016 - $729,951; 2015 - $693,147)	716,017	699,925
Mortgage loans (related to securitizations: Successor 2016 - $277,964; 2015 - $359,181)	6,132,125	5,662,812
Investment real estate, net of accumulated depreciation (Successor 2016 - $252; 2015 - $133)	8,060	11,118
Policy loans	1,650,240	1,699,508
Other long-term investments	856,410	594,036
Short-term investments	315,834	263,837
Total investments	50,445,440	45,031,648
Cash	214,439	212,358
Accrued investment income	480,689	472,694
Accounts and premiums receivable	132,826	54,054
Reinsurance receivables	5,070,185	5,307,556
Deferred policy acquisition costs and value of business acquired	2,024,524	1,562,373
Goodwill	793,470	732,443
Other intangibles, net of accumulated depreciation (Successor 2016 - $79,183; 2015 - $37,869)	687,348	645,131
Property and equipment, net of accumulated depreciation (Successor 2016 - $16,573; 2015 - $7,908)	103,706	101,600
Other assets	275,965	255,283
Income tax receivable	96,363	—
Assets related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total assets	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,510,242	$29,703,190
Unearned premiums	761,937	651,205
Total policy liabilities and accruals	31,272,179	30,354,395
Stable value product account balances	3,501,636	2,131,822
Annuity account balances	10,642,115	10,719,862
Other policyholders’ funds	1,165,749	1,069,572
Other liabilities	1,436,091	1,230,500
Income tax payable	—	76,584
Deferred income taxes	1,790,961	1,215,180
Non-recourse funding obligations	2,973,829	1,951,563
Repurchase program borrowings	802,721	438,185
Liabilities related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total liabilities	67,725,458	62,844,461
Commitments and contingencies - Note 16
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2016 and 2015 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,422,407	6,274,169
Retained earnings (deficit)	(32,695)	154,697
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $(349,242); 2015 - $(670,922))	(648,592)	(1,245,998)
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,864); 2015 - $(212))	(7,175)	(393)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2016 - $391; 2015 - $0)	727	—
Total shareowner’s equity	6,739,674	5,187,477
Total liabilities and shareowner’s equity	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Predecessor Company
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Successor Company
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from operating activities
Net income	$352,608	$179,697	$88,522	$491,951
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	(122,672)	135,492	(102,703)	(184,535)
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Capitalization of deferred policy acquisition costs	(330,302)	(300,190)	(22,799)	(293,612)
Depreciation and amortization expense	36,942	45,829	796	7,401
Deferred income tax	208,736	27,769	91,709	65,075
Accrued income tax	(168,786)	126,701	(48,469)	10,751
Interest credited to universal life and investment products	699,227	682,836	79,088	824,418
Policy fees assessed on universal life and investment products	(1,262,166)	(1,056,092)	(90,288)	(1,038,180)
Change in reinsurance receivables	246,768	231,081	(98,148)	100,348
Change in accrued investment income and other receivables	(58,493)	25,259	(1,285)	14,332
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(222,438)	(176,920)	176,119	92,823
Trading securities:
Maturities and principal reductions of investments	154,633	114,501	17,946	114,793
Sale of investments	459,802	135,465	26,422	353,250
Cost of investments acquired	(532,429)	(220,094)	(27,289)	(320,928)
Other net change in trading securities	22,427	73,376	(26,901)	(69,641)
Amortization of premiums and accretion of discounts on investments and mortgage loans	374,726	373,362	3,420	52,770
Change in other liabilities	182,973	6,336	211,031	197,442
Other income - gains on repurchase of non-recourse funding obligations	—	—	—	(7,393)
Other, net	(18,093)	(46,128)	(133,928)	(75,731)
Net cash provided by operating activities	173,761	453,344	148,060	643,654

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,299,324	1,052,198	59,028	1,198,690
Sale of investments, available-for-sale	1,952,696	1,334,251	200,716	2,273,909
Cost of investments acquired, available-for-sale	(4,858,159)	(3,496,997)	(150,030)	(3,602,600)
Change in investments, held-to-maturity	(2,181,000)	(65,000)	—	(70,000)
Mortgage loans:
New lendings	(1,396,283)	(1,466,020)	(100,530)	(925,910)
Repayments	863,873	1,306,034	45,741	1,285,489
Change in investment real estate, net	2,851	(3,662)	7	13,032
Change in policy loans, net	49,268	52,364	6,365	57,507
Change in other long-term investments, net	(251,987)	(73,948)	(25,372)	(87,522)
Change in short-term investments, net	(61,094)	(11,271)	(39,312)	(71,015)
Net unsettled security transactions	28,853	(64,615)	37,510	30,212
Purchase of property and equipment	(2,863)	(6,823)	(648)	(8,088)
Cash received from or paid for acquisitions, net of cash acquired	320,967	—	—	(906)
Net cash (used in) provided by investing activities	(4,233,554)	(1,443,489)	33,475	92,798
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	2,169,700	65,000	—	32,348
Repurchase program borrowings	359,536	388,185	—	(300,000)
Capital contributions from PLC	—	—	—	4,529
Dividends/Return of capital to the parent company	(540,000)	(255,042)	—	(300,000)
Investment product deposits and change in universal life deposits	4,393,596	3,064,373	169,233	2,576,727
Investment product withdrawals	(2,320,958)	(2,438,916)	(240,147)	(2,827,305)
Other financing activities, net	—	—	(4)	(44)
Net cash provided by (used in) financing activities	4,061,874	823,600	(70,918)	(813,745)
Change in cash	2,081	(166,545)	110,617	(77,293)
Cash at beginning of period	212,358	378,903	268,286	345,579
Cash at end of period	$214,439	$212,358	$378,903	$268,286

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.             BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

In conjunction with the Merger, the Company elected to apply “pushdown” accounting by applying the guidance allowed by ASC Topic 805, Business Combinations, including the initial recognition of most of the Company’s assets and liabilities at fair value as of the acquisition date, and similarly recognizing goodwill calculated based on the terms of the transaction and the fair value of the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records for assets and liabilities held at the acquisition date in the preparation of future financial statements and related disclosures after the Merger date.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 24, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $79.2 million as of December 31, 2016 (Successor Company) and $70.3 million as of December 31, 2015 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.3%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2016	2015	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$428,499	$385,319	14-22
Trade names	92,049	97,105	13-17
Technology	121,253	130,707	7-14
Other	13,547	—
Total intangible assets subject to amortization	655,348	613,131

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$687,348	$645,131

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$52,120
2018	51,131
2019	47,850
2020	46,382
2021	46,232

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Home office building	$67,279	$65,697
Data processing equipment	21,749	14,607
Other, principally furniture and equipment	6,331	4,284
	95,359	84,588
Land	24,920	24,920
Accumulated depreciation	(16,573)	(7,908)
Total property and equipment	$103,706	$101,600

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2016 and 2015 (Successor Company), the Company had $1,872.5 million and $400.7 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2016 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2017	$631.8
2018 - 2019	1,646.6
2020 - 2021	1,071.8
Thereafter	140.4

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 8, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In conjunction with the Merger, the Company updated the fair value of the GLWB reserves to reflect current assumptions as of February 1, 2015 (Successor Company). As a result of the application of ASC Topic 805, the Company reset the hedge premium rates utilized in the valuation for all policies to be equal to the present value of future claims with the reset hedge premium rates being capped at the actual charges to the policyholder. This update resulted in a decrease in the net liability of approximately $69.4 million on the Merger date. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2016 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $7.0 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company and its subsidiaries are included in the consolidated federal income tax return of PLC, that includes both life insurance companies and non-life insurance companies. The Company has one life insurance subsidiary that is not eligible to be included in the consolidated federal income tax return and files a separate corporate tax return.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 21, Income Taxes, for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

	Successor Company
	As of December 31,		As of December 31,
	2016	2015	2016	2015

	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,574,479	$28,767,296	$4,178,794	$4,423,411
Unpaid life claim liabilities	517,257	504,710	323,699	323,205
Life and annuity future policy benefits	30,091,736	29,272,006	4,502,493	4,746,616
Other policy benefits reserves	170,519	184,719	103,746	115,676
Other policy benefits unpaid claim liabilities	247,987	246,465	200,107	200,008
Future policy benefits and claims and associated reinsurance receivable	$30,510,242	$29,703,190	$4,806,346	$5,062,300
Unearned premiums	761,937	651,205	263,839	245,256
Total policy liabilities and accruals and associated reinsurance receivable	$31,272,179	$30,354,395	$5,070,185	$5,307,556

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2016 (Successor Company), range from approximately 3.0% to 4.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.4% to 11.3% in 2016.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 - Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 7, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -Financial Services—Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services - Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2016 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2016 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $27.8 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) No. 2015-02 - Consolidation-Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-03 - Interest-Imputation of Interest. The objective of this Update is to eliminate diversity in practice related to the presentation of debt issuance costs. The amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The Update is effective for fiscal years beginning after December 15, 2015, and requires revised presentation of debt issuance costs in all periods presented in the financial statements. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-15 - Interest - Imputation of Interest - Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The objective of this Update is to clarify the SEC Staff’s position on presenting and measuring debt issuance costs incurred in connection with line-of-credit arrangements given the lack of guidance on the topic in ASU No. 2015-03. This Update reflects the SEC Staff’s decision to not object when an entity defers and presents debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-05 - Intangibles - Goodwill and Other - Internal-Use Software. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer’s accounting for service contracts. The Update is effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company has revised its policies and processes to comply with the new standard.

ASU No. 2014-15 - Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This Update will require management to assess an entity’s ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is effective for annual periods ending December 31, 2016 and for annual and interim periods thereafter, with early adoption permitted. The amendments in this Update did not impact the Company’s financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company has revised its policies and processes to comply with the revised guidance.

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update were not required for the Company, as the short-duration lines of business to which they apply were not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. Early adoption will be allowed, but not before the original effective date.The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, may impact several of the Company’s non-core lines of business, specifically revenues at the Company’s affiliated broker dealers and insurance agency. Additionally, certain non-insurance products sold from the Asset Protection Division, such as fee-for-service arrangements, may be in the scope of the revised guidance. Several application questions remain outstanding, most notably interpretive positions from the AICPA regarding the Update’s application to insurance companies and products. The Company does not anticipate material financial impact from the implementation of the revised guidance. However, the Company is assessing whether changes are needed to its accounting policies, contracts, and processes with respect to the non-insurance lines of business referenced above.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the revised guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2018. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force). The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. The amendments in the Update are effective for annual and interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for impairment tests conducted after January 1, 2017. The revised guidance will not impact the Company’s financial position or results of operations and will simplify its annual goodwill impairment test, generally conducted in the fourth quarter. For more details regarding the Company’s goodwill assessment process, please refer to the summary of Critical Accounting Policies. The Company intends to adopt the Update in the first quarter of 2017, and will apply the revised guidance to impairment tests conducted after January 1, 2017.

3.                                      SIGNIFICANT TRANSACTIONS

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition is expected to provide the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)         Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)         Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.                                      DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC’s shareholders and relevant regulatory authorities, became a wholly owned subsidiary of Dai-ichi Life as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life Holdings, Inc., which provided for the Merger of DL Investment (Delaware), Inc. with and into PLC, with PLC surviving the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC’s common stock outstanding was converted into the right to receive $70 per share, without interest (the “Per Share Merger Consideration”). The aggregate cash consideration paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion and paid directly to the shareowners of record by Dai-ichi Life. The Merger provided Dai-ichi Life with a platform for growth in the United States, where it did not previously have a significant presence. In connection with the completion of the Merger, PLC’s previously publicly traded equity was delisted from the NYSE, although PLC and the Company remain SEC registrants for financial reporting purposes in the United States.

The Merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the date of the Merger, goodwill of $735.7 million represented the cost in excess of the fair value of PLC’s net assets acquired (including identifiable intangibles) in the Merger, and reflected the Company’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February

1, 2015, the Company made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. None of the goodwill is tax deductible.

The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value
As of
February 1, 2015
(Dollars In Thousands)
Assets
Fixed maturities	$38,342,948
Equity securities	699,081
Mortgage loans	5,580,229
Investment real estate	7,456
Policy loans	1,751,872
Other long-term investments	657,346
Short-term investments	311,236
Total investments	47,350,168
Cash	378,903
Accrued investment income	483,691
Accounts and premiums receivable	104,260
Reinsurance receivables	5,538,637
Value of business acquired	1,278,064
Goodwill	735,712
Other intangibles	683,000
Property and equipment	102,736
Other assets	224,555
Income tax receivable	50,117
Assets related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total assets	$70,719,618
Liabilities
Future policy and benefit claims	$30,195,397
Unearned premiums	622,278
Total policy liabilities and accruals	30,817,675
Stable value product account balances	1,932,277
Annuity account balances	10,941,661
Other policyholders’ funds	1,388,083
Other liabilities	1,533,666
Deferred income taxes	1,861,632
Non-recourse funding obligations	1,895,636
Repurchase program borrowings	50,000
Liabilities related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total liabilities	64,210,405
Net assets acquired	$6,509,213

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC’s Common Stock granted under any Stock Plan (each, a “SAR”) that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the “Base Price”) that was less than the Per Share Merger Consideration (each such SAR, an “In-the-Money SAR”), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per

Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC’s Common Stock subject to such In- the-Money SAR (such amount, the “SAR Consideration”).

At or immediately prior to the effective time of the Merger, each restricted stock unit with respect to a share of PLC’s Common Stock granted under any Stock Plan (each, a “RSU”) that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of PLC’s RSUs.

The number of performance shares earned for each award of performance shares granted under any PLC Stock Plan was calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

5.                                      MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) (“AOCI”)) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2016 and 2015 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,896,355	$6,010,520
Policyholder dividend obligation	31,932	—
Other liabilities	40,007	24,539
Total closed block liabilities	5,968,294	6,035,059
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,440,105	4,426,090
Mortgage loans on real estate	201,088	247,162
Policy loans	712,959	746,102
Cash and other invested assets	108,270	34,420
Other assets	135,794	162,640
Total closed block assets	5,598,216	5,616,414
Excess of reported closed block liabilities over closed block assets	370,078	418,645
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation of $(128,343) (Successor) and $(179,360) (Successor)	—	(18,597)
Future earnings to be recognized from closed block assets and closed block liabilities	$370,078	$400,048

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$—	$323,432	$366,745
Applicable to net revenue (losses)	(46,557)	(47,493)	(1,369)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation; includes deferred tax benefits of $69,108 (2016 - Successor); $(96,579) (2015 - Successor); $47,277 (2015 - Predecessor)	78,489	(275,939)	135,077
Policyholder dividend obligation, ending balance	$31,932	$—	$500,453

Closed Block revenues and expenses were as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and other income	$189,700	$185,562	$15,065
Net investment income	211,175	193,203	19,107
Net investment gains	1,524	3,333	568
Total revenues	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	353,488	336,629	31,152
Other operating expenses	2,804	1,001	—
Total benefits and other deductions	356,292	337,630	31,152
Net revenues before income taxes	46,107	44,468	3,588
Income tax expense	16,137	14,920	1,256
Net revenues	$29,970	$29,548	$2,332

6.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$1,547,346	$1,266,769	$140,052	$1,711,722
Equity securities	38,838	40,879	2,556	41,533
Mortgage loans	270,749	252,577	24,977	360,778
Investment real estate	2,152	2,528	112	4,483
Short-term investments	99,979	93,938	9,974	109,592
	1,959,064	1,656,691	177,671	2,228,108
Other investment expenses	135,601	123,895	13,066	130,095
Net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$32,183	$1,272	$6,891	$75,074
Equity securities	92	(1,001)	—	495
Impairments on corporate securities	(17,748)	(26,993)	(481)	(7,275)
Modco trading portfolio	67,583	(167,359)	73,062	142,016
Other investments	(9,228)	153	1,200	(12,283)
Total realized gains (losses) - investments	$72,882	$(193,928)	$80,672	$198,027

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Gross realized gains	$42,058	$8,735	$6,920	$76,737
Gross realized losses	$(27,531)	$(35,457)	$(469)	$(8,443)
Impairments losses included in gross realized losses	$(17,748)	$(26,993)	$(481)	$(7,275)

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$1,194,808	$948,774	$172,551	$1,658,042
Gains realized	$42,058	$8,735	$6,920	$76,736

Securities in an unrealized loss position(1):
Fair value (proceeds)	$85,835	$178,415	$435	$22,868
Losses realized	$(9,783)	$(8,463)	$(29)	$(1,168)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)
As of December 31, 2015
Fixed maturities:
Residential mortgage-backed securities	$1,773,099	$9,286	$(17,112)	$1,765,273	$—
Commercial mortgage-backed securities	1,327,288	428	(41,852)	1,285,864	—
Other asset-backed securities	813,056	2,758	(18,763)	797,051	—
U.S. government-related securities	1,566,260	449	(34,532)	1,532,177	—
Other government-related securities	18,483	—	(743)	17,740	—
States, municipals, and political subdivisions	1,729,732	682	(126,814)	1,603,600	—
Corporate securities	28,433,530	26,147	(2,681,020)	25,778,657	(605)
Preferred stock	64,362	192	(1,867)	62,687	—
	35,725,810	39,942	(2,922,703)	32,843,049	(605)
Equity securities	684,888	13,255	(6,477)	691,666	—
Short-term investments	202,110	—	—	202,110	—
	$36,612,808	$53,197	$(2,929,180)	$33,736,825	$(605)

(1)         These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

As of December 31, 2016 and 2015 (Successor Company), the Company had an additional $2.6 billion and $2.7 billion of fixed maturities, $7.1 million and $8.3 million of equity securities, and $52.6 million and $61.7 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2016 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$564,081	$565,452	$—	$—
Due after one year through five years	7,190,074	7,161,104	—	—
Due after five years through ten years	7,640,640	7,508,825	—	—
Due after ten years	21,610,456	20,121,336	2,770,177	2,733,340
	$37,005,251	$35,356,717	$2,770,177	$2,733,340

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Other-than-temporary impairments	$(32,075)	$(28,659)	$(636)	$(2,589)
Non-credit impairment losses recorded in other comprehensive income	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	$(17,748)	$(26,993)	$(481)	$(7,275)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$22,761	$—	$15,463	$41,674
Additions for newly impaired securities	14,876	22,761	—	—
Additions for previously impaired securities	2,063	—	221	2,263
Reductions for previously impaired securities due to a change in expected cash flows	(24,396)	—	—	(28,474)
Reductions for previously impaired securities that were sold in the current period	(2,619)	—	—	—
Other	—	—	—	—
Ending balance	$12,685	$22,761	$15,684	$15,463

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2016 (Successor Company), the Company had a total of 2,375 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$977,433	$(17,112)	$—	$—	$977,433	$(17,112)
Commercial mortgage-backed securities	1,232,495	(41,852)	—	—	1,232,495	(41,852)
Other asset-backed securities	633,274	(18,763)	—	—	633,274	(18,763)
U.S. government-related securities	1,291,476	(34,532)	—	—	1,291,476	(34,532)
Other government-related securities	17,740	(743)	—	—	17,740	(743)
States, municipalities, and political subdivisions	1,566,752	(126,814)	—		1,566,752	(126,814)
Corporate securities	24,235,121	(2,681,020)		—	24,235,121	(2,681,020)
Preferred Stock	34,685	(1,867)	—	—	34,685	(1,867)
Equities	248,493	(6,477)	—	—	248,493	(6,477)
	$30,237,469	$(2,929,180)	$—	$—	$30,237,469	$(2,929,180)

The book value of the Company’s investment portfolio was marked to fair value as of February 1, 2015 (Successor Company), in conjunction with the Dai-ichi Merger which resulted in the elimination of previously unrealized gains and losses from accumulated other comprehensive income. The level of interest rates as of February 1, 2015 (Successor Company) resulted in an increase in the carrying value of the Company’s investments. Since February 1, 2015 (Successor Company), interest rates have increased resulting in net unrealized losses in the Company’s investment portfolio.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

As of December 31, 2016 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.0 billion and had an amortized cost of $2.0 billion. In addition, included in the Company’s trading portfolio, the Company held $263.1 million of securities which were rated below investment grade. Approximately $354.0 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$802,248	$(1,873,795)	669,160	$1,224,248
Equity securities	(13,463)	4,406	12,172	33,642

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2016 and 2015 (Successor Company), are as follows:

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

Successor Company As of December 31, 2015	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$593,314	$—	$(78,314)	$515,000	$—
	$593,314	$—	$(78,314)	$515,000	$—

During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $78.3 million of gross unrecognized holding losses as of December 31, 2015 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $39.5 million of non-income producing securities for the year ended December 31, 2016 (Successor Company).

Included in the Company’s invested assets are $1.7 billion of policy loans as of December 31, 2016 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2016 and 2015 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 15, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the VIE’s credit enhancement fee to the unrelated third party provider. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 15, Debt and Other Obligations. The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

7.             FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                 Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                 Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)             Quoted prices for similar assets or liabilities in active markets

b)             Quoted prices for identical or similar assets or liabilities in non-active markets

c)              Inputs other than quoted market prices that are observable

d)           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                 Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717
Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments (1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)(3)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

(3)         During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,765,270	$3	$1,765,273
Commercial mortgage-backed securities	—	1,285,864	—	1,285,864
Other asset-backed securities	—	210,020	587,031	797,051
U.S. government-related securities	1,054,353	477,824	—	1,532,177
State, municipalities, and political subdivisions	—	1,603,600	—	1,603,600
Other government-related securities	—	17,740	—	17,740
Corporate securities	83	24,876,455	902,119	25,778,657
Preferred stock	43,073	19,614	—	62,687
Total fixed maturity securities - available-for-sale	1,097,509	30,256,387	1,489,153	32,843,049

Fixed maturity securities - trading
Residential mortgage-backed securities	—	286,658	—	286,658
Commercial mortgage-backed securities	—	146,743	—	146,743
Other asset-backed securities	—	122,511	152,912	275,423
U.S. government-related securities	233,592	4,755	—	238,347
State, municipalities, and political subdivisions	—	313,354	—	313,354
Other government-related securities	—	58,827	—	58,827
Corporate securities	—	1,322,276	18,225	1,340,501
Preferred stock	2,794	1,402	—	4,196
Total fixed maturity securities - trading	236,386	2,256,526	171,137	2,664,049
Total fixed maturity securities	1,333,895	32,512,913	1,660,290	35,507,098
Equity securities	620,358	13,063	66,504	699,925
Other long-term investments (1)	113,699	141,487	68,384	323,570
Short-term investments	261,659	2,178	—	263,837
Total investments	2,329,611	32,669,641	1,795,178	36,794,430
Cash	212,358	—	—	212,358
Assets related to separate accounts
Variable annuity	12,829,188	—	—	12,829,188
Variable universal life	827,610	—	—	827,610
Total assets measured at fair value on a recurring basis	$16,198,767	$32,669,641	$1,795,178	$50,663,586

Liabilities:
Annuity account balances (2)	$—	$—	$92,512	$92,512
Other liabilities (1)	40,067	106,310	375,848	522,225
Total liabilities measured at fair value on a recurring basis	$40,067	$106,310	$468,360	$614,737

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2016 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term assets and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2016 (Successor Company), the Company held $4.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2016 (Successor Company), the Company held $647.2 million of Level 3 ABS, which included $562.6 million of other asset-backed securities classified as available-for-sale and $84.6 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. Due to the limited activity in the market for these securities in periods where there are insufficient market transactions, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2016 (Successor Company), the Company classified approximately $30.7 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2016 (Successor Company), the Company classified approximately $669.5 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2016 (Successor Company), the Company held approximately $65.8 million of equity securities classified as Level 2 and Level 3. Of this total, $65.7 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 8, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2016 (Successor Company), 79% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 8, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 38% - 153%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBORup to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2016 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $147.3 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $48.9 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 8, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $43.3 million as of December 31, 2016 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $2.0 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2016 (Successor Company), was $3.6 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the

Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2016 (Successor Company), was a liability of $91.3 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2016 (Successor Company) is $87.6 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Liquidation	Liquidation value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$7,031	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy
			Asset Earned Rate	4.08% - 4.66%
			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+
			Mortality	1994 MGDB table with company experience
			Lapse	2.0% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.09%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset-backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$587,031	Discounted cash flow	Liquidity premium	0.27% - 1.49% (0.42%)
			Paydown rate	10.20% - 14.72% (13.11%)
Corporate securities	875,810	Discounted cash flow	Spread over treasury	0.10% - 19.00% (2.61%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$18,511	Actuarial cash flow model	Mortality	1994 MGDB table with company experience
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.04%
Annuity account balances(3)	92,512	Actuarial cash flow model	Asset earned rate	4.53% - 5.67%
			Expenses	$81 per policy
			Withdrawal rate	2.20%
			Mortality	1994 MGDB table with company experience
			Lapse	2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—FIA	100,329	Actuarial cash flow model	Expenses	$81.50 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality	1994 MGDB table with company experience
			Lapse	2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—IUL	29,629	Actuarial cash flow model	Mortality	38% - 153% of 2015
VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.04%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

(3)              Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2015 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $197.5 million of financial instruments being classified as Level 3 as of December 31, 2015 (Successor Company). Of the $197.5 million, $152.9 million are other asset backed securities, and $44.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2015 (Successor Company), the Company held $66.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities - available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities - trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)    Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million of transfers into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2016 (Successor Company).

For the year ended December 31, 2016 (Successor Company), there were $12.2 million of transfers from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred from Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of February 1, 2015 to December 31, 2015 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	603,646	—	11,040	(92)	(17,076)	—	(9,677)	—	—	—	(810)	587,031	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	(3,675)	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,307,259	4,367	24,490	(963)	(52,898)	199,924	(407,052)	—	—	(164,588)	(8,420)	902,119	—
Total fixed maturity securities— available-for-sale	1,914,583	4,367	35,530	(1,055)	(69,974)	199,924	(420,404)	—	—	(164,588)	(9,230)	1,489,153	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,473	6,260	—	(7,967)	—	2,000	(15,154)	—	—	(1,982)	282	152,912	(5,804)
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	25,130	501	—	(1,407)	—	—	(5,805)	—	—	—	(194)	18,225	(1,430)
Total fixed maturity securities—trading	194,603	6,761	—	(9,374)	—	2,000	(20,959)	—	—	(1,982)	88	171,137	(7,234)
Total fixed maturity securities	2,109,186	11,128	35,530	(10,429)	(69,974)	201,924	(441,363)	—	—	(166,570)	(9,142)	1,660,290	(7,234)
Equity securities	66,691	—	44	—	—	—	(231)	—	—	—	—	66,504	—
Other long-term investments(1)	64,200	52,792	—	(48,608)	—	—	—	—	—	—	—	68,384	4,184
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,240,077	63,920	35,574	(59,037)	(69,974)	201,924	(441,594)	—	—	(166,570)	(9,142)	1,795,178	(3,050)
Total assets measured at fair value on a recurring basis	$2,240,077	$63,920	$35,574	$(59,037)	$(69,974)	$201,924	$(441,594)	$—	$—	$(166,570)	$(9,142)	$1,795,178	$(3,050)

Liabilities:
Annuity account balances(2)	$98,279	$—	$—	$(6,156)	$—	$—	$—	$368	$12,291	$—	$—	$92,512	$—
Other liabilities(1)	530,118	278,171	—	(123,901)	—	—	—	—	—	—	—	375,848	154,270
Total liabilities measured at fair value on a recurring basis	$628,397	$278,171	$—	$(130,057)	$—	$—	$—	$368	$12,291	$—	$—	$468,360	$154,270

(1)         Represents certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers of securities into Level 3.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $166.6 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $90.4 million of securities were transferred from Level 2 to Level 1.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $21.0 million of securities were transferred out of Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains
													(losses)
													included in
		Total		Total									Earnings
		Realized and Unrealized		Realized and Unrealized									related to
		Gains		Losses									Instruments
			Included in		Included in								still held at
		Included	Other	Included	Other					Transfers			the
	Beginning	in	Comprehensive	in	Comprehensive					in/out of		Ending	Reporting
	Balance	Earnings	Income	Earnings	Income	Purchases	Sales	Issuances	Settlements	Level 3	Other	Balance	Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—		—	—	—	—	—	—			—	—
Other asset-backed securities	563,961	—	—	—	(3,867)	—	(32)	—	—	43,205	379	603,646	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,325,683	—	12,282	—	(23,029)	—	(7,062)	—	—	—	(615)	1,307,259	—
Total fixed maturity securities - available-for-sale	1,893,322	—	12,282	—	(26,896)	—	(7,094)	—	—	43,205	(236)	1,914,583	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,461	586	—	(139)	—	—	(472)	—	—	—	37	169,473	447
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	24,744	602	—	(196)	—	—	(20)	—	—	—	—	25,130	406
Total fixed maturity securities - trading	194,205	1,188	—	(335)	—	—	(492)	—	—	—	37	194,603	853
Total fixed maturity securities	2,087,527	1,188	12,282	(335)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,109,186	853
Equity securities	66,691	—	—	—	—	—	—	—	—	—	—	66,691	—
Other long-term investments(1)	44,625	16,617	—	(15,166)	—	—	—	—	—	—	—	46,076	1,451
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,198,843	17,805	12,282	(15,501)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,221,953	2,304
Total assets measured at fair value on a recurring basis	$2,198,843	$17,805	$12,282	$(15,501)	$(26,896)	$—	$(7,586)	$—	$—	$43,205	$(199)	$2,221,953	$2,304

Liabilities:
Annuity account balances(2)	$97,825	$—	$—	$(536)	$—	$—	$—	$7	$419	$—	$—	$97,949	$—
Other liabilities(1)	506,343	61	—	(125,995)	—	—	—	—	—	—	—	632,277	(125,934)
Total liabilities measured at fair value on a recurring basis	$604,168	$61	$—	$(126,531)	$—	$—	$—	$7	$419	$—	$—	$730,226	$(125,934)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $43.2 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of January 31, 2015 (Predecessor Company). All transfers are recognized as of the end of the period.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 3 to Level 2.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 2 to Level 1, and there were no transfers out of Level 1.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2016		2015
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,132,125	$5,930,992	$5,662,812	$5,529,803
Policy loans	3	1,650,240	1,650,240	1,699,508	1,699,508
Fixed maturities, held-to-maturity(1)	3	2,770,177	2,733,340	593,314	515,000

Liabilities:
Stable value product account balances	3	$3,501,636	$3,488,877	$2,131,822	$2,124,712
Future policy benefits and claims(2)	3	221,634	221,658	226,499	226,527
Other policyholders’ funds(3)	3	135,367	136,127	132,840	133,657

Debt:
Non-recourse funding obligations(4)	3	$2,973,829	$2,939,387	$1,951,563	$1,621,773

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Of this carrying amount $565.0 million, fair value of $567.1 million, as of December 31, 2016 (Successor Company) and $500.0 million, fair value of $495.5 million, as of December 31, 2015 (Successor Company), relates to non-recourse funding obligations issued by Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholder funds line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Previously, the Company’s policy had been to disclose the fair value of annuity account balances, as reported on the consolidated balance sheets, in the table above. During 2016, the Company revised its classification criteria with respect to the disclosure of its insurance products to include only guaranteed investment contracts, term-certain annuities, and similar products which are classified as investment contracts pursuant to ASC 944 - Insurance Contracts. Amounts in the table above, including the comparative figures as of December 31, 2015 (Successor Company), reflect this policy change, which the Company believes this provides more detailed and useful information to financial statement users.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

8.                                    DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•                  Foreign Currency Futures

•                  Variance Swaps

•                  Interest Rate Futures

•                  Equity Options

•                  Equity Futures

•                  Interest Rate Swaps

•                  Interest Rate Swaptions

•                  Volatility Futures

•                  Volatility Options

•                  Funds Withheld Agreement

•                  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•                  To hedge certain inflation-adjusted funding agreements, the Company entered into swaps to essentially convert the floating CPI-linked interest rate on the agreements to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate primarily determined by the period’s change in the CPI. The amounts received on the swaps almost equal to the amounts that were paid on the agreements. None of these positions were held as of December 31, 2016 (Successor Company), as these funding agreements and correlating swaps matured in June 2015.

•                  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•                  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•                  The Company uses equity options, variance swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility.

•                  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products.

•                  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•                  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•                  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•                  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•                  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•                  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•                  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•                  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•                  The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures - VA	$(3,450)	$(14,818)	$1,413	$27,801
Equity futures - VA	(106,431)	(5,033)	9,221	(26,104)
Currency futures - VA	33,836	7,169	7,778	14,433
Variance swaps - VA	—	—	—	(744)
Equity options - VA	(60,962)	(27,733)	3,047	(41,216)
Interest rate swaptions - VA	(1,161)	(13,354)	9,268	(22,280)
Interest rate swaps - VA	20,420	(85,942)	122,710	214,164
Embedded derivative - GLWB	13,306	6,512	(68,503)	(119,844)
Funds withheld derivative	115,540	30,117	(9,073)	47,792
Total derivatives related to VA contracts	11,098	(103,082)	75,861	94,002
Derivatives related to FIA contracts:
Embedded derivative - FIA	(16,494)	(738)	1,769	(16,932)
Equity futures - FIA	4,248	(355)	(184)	870
Volatility futures - FIA	—	5	—	20
Equity options - FIA	8,149	1,211	(2,617)	9,906
Total derivatives related to FIA contracts	(4,097)	123	(1,032)	(6,136)
Derivatives related to IUL contracts:
Embedded derivative - IUL	9,529	(614)	(486)	(8)
Equity futures - IUL	129	144	3	15
Equity options - IUL	3,477	(540)	(115)	150
Total derivatives related to IUL contracts	13,135	(1,010)	(598)	157
Embedded derivative - Modco reinsurance treaties	390	166,092	(68,026)	(105,276)
Interest rate swaps	—	—	—	—
Derivatives with PLC(1)	29,289	(3,778)	15,863	4,085
Other derivatives	(25)	91	(37)	(324)
Total realized gains (losses) - derivatives	$49,790	$58,436	$22,031	$(13,492)

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) - all other investments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Modco trading portfolio(1)	$67,583	$(167,359)	$73,062	$142,016

(1)         The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Derivatives	(Effective Portion)	(Ineffective Portion)
	(Effective Portion)	Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Predecessor Company
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.8 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2016		2015
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$132	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	1,135,000	71,644	1,435,000	66,408
Derivatives with PLC(1)	2,808,807	48,878	1,619,200	18,161
Embedded derivative - Modco reinsurance treaties	64,123	2,573	64,593	1,215
Embedded derivative - GLWB	2,045,529	64,064	1,723,081	49,007
Interest rate futures	102,587	894	282,373	1,537
Equity futures	654,113	5,805	262,485	1,275
Currency futures	340,058	7,883	226,936	2,499
Equity options	3,944,444	328,908	2,198,340	179,458
Interest rate swaptions	225,000	2,503	225,000	3,663
Other	212	149	242	347
	$11,437,051	$533,433	$8,037,250	$323,570
Other liabilities
Cash flow hedges:
Inflation	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	575,000	10,208	475,000	16,579
Embedded derivative - Modco reinsurance treaties	2,450,692	141,301	2,473,427	178,362
Funds withheld derivative	1,557,237	91,267	1,149,664	102,378
Embedded derivative - GLWB	1,849,400	71,082	1,834,308	67,528
Embedded derivative - FIA	1,496,346	147,368	1,110,790	100,329
Embedded derivative - IUL	103,838	46,051	57,760	29,629
Interest rate futures	993,842	6,611	793,763	1,539
Equity futures	102,667	2,907	233,412	2,599
Currency futures	—	—	46,692	1,115
Equity options	2,590,160	157,253	1,205,204	22,167
	$11,719,182	$674,048	$9,380,020	$522,225

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

9.                                    OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 15, Debt and Other Obligations for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2015 (Successor Company).

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$254,840	$—	$254,840	$42,382	$105,842	$106,616
Total derivatives, subject to a master netting arrangement or similar arrangement	254,840	—	254,840	42,382	105,842	106,616
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,215	—	1,215	—	—	1,215
Embedded derivative - GLWB	49,007	—	49,007	—	—	49,007
Derivatives with PLC	18,161	—	18,161	—	—	18,161
Other	347	—	347	—	—	347
Total derivatives, not subject to a master netting arrangement or similar arrangement	68,730	—	68,730	—	—	68,730
Total derivatives	323,570	—	323,570	42,382	105,842	175,346
Total Assets	$323,570	$—	$323,570	$42,382	$105,842	$175,346

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$43,999	$—	$43,999	$42,382	$1,617	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	43,999	—	43,999	42,382	1,617	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	178,362	—	178,362	—	—	178,362
Funds withheld derivative	102,378	—	102,378	—	—	102,378
Embedded derivative - GLWB	67,528	—	67,528	—	—	67,528
Embedded derivative - FIA	100,329	—	100,329	—	—	100,329
Embedded derivative - IUL	29,629	—	29,629	—	—	29,629
Total derivatives, not subject to a master netting arrangement or similar arrangement	478,226	—	478,226	—	—	478,226
Total derivatives	522,225	—	522,225	42,382	1,617	478,226
Repurchase agreements(1)	438,185	—	438,185	—	—	438,185
Total Liabilities	$960,410	$—	$960,410	$42,382	$1,617	$916,411

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

10.          MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2016 (Successor Company), the Company’s mortgage loan holdings were approximately $6.1 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the net present value of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2016 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	56.5%
Office Buildings	12.1
Apartments	8.9
Warehouses	9.6
Senior housing	8.3
Other	4.6
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.7% of mortgage loans. Approximately 65.7% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	11.0%
Texas	9.9
Florida	8.5
Georgia	7.7
Tennessee	6.3
Utah	5.1
North Carolina	4.8
Ohio	4.8
California	4.0
South Carolina	3.6
65.7%

During the year ended December 31, 2016 (Successor Company), the Company funded approximately $1.4 billion of new loans, with an average loan size of $7.8 million. The average size mortgage loan in the portfolio as of December 31, 2016 (Successor Company), was $3.4 million and the weighted-average interest rate was 5.0%. The largest single mortgage loan at December 31, 2016 (Successor Company) was $48.6 million.

Certain of the mortgage loans have call options that occur within the next 12 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $167.6 million would become due in 2017, $938.3 million in 2018 through 2022, $131.0 million in 2023 through 2027, and $10.2 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), approximately $595.2 million and $449.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $16.7 million, $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loans terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loans losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

As of December 31, 2014 (Predecessor Company), approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 (Predecessor Company) included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014 (Predecessor Company), the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company’s investment in mortgage loans net of existing allowances for mortgage loans losses.

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2016 (Successor Company), $1.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2016 (Successor Company). The Company foreclosed on $1.0 million of nonperforming loans during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), the Company had an allowance for mortgage loan credit losses of $0.7 million and as of December 31, 2015 (Successor Company), there was no allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$—	$—	$5,720
Charge offs	(4,682)	(2,561)	(861)
Recoveries	—	(638)	(2,359)
Provision	5,406	3,199	—
Ending balance	$724	$—	$2,500

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4
As of December 31, 2015
Commercial mortgage loans	$6,002	$1,033	$—	$7,035
Number of delinquent commercial mortgage loans	6	1	—	7

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96
As of December 31, 2015
Commercial mortgage loans:
With no related allowance recorded	$1,694	$1,728	$—	$847	$104	$117
With an allowance recorded	—	—	—	—	—	—

As of December 31, 2015 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2016 (Successor Company) were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Successor Company
As of December 31, 2016
Troubled debt restructuring:
Commercial mortgage loans	1	$468	$468

11.          DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$291,497	$—	$2,653,065
Capitalization of commissions, sales, and issue expenses	330,302	306,237	22,820
Amortization	(49,179)	(24,699)	1,080
Change in unrealized investment gains and losses	4,065	9,959	(96,830)
Balance, end of period	$576,685	$291,497	$2,580,135

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$1,270,876	$1,278,063	$501,981
Acquisitions	285,092	—	—
Amortization	(101,119)	(70,367)	(5,895)
Change in unrealized gains and losses	(7,010)	69,226	(79,417)
Other	—	(6,046)	—
Balance, end of period	$1,447,839	$1,270,876	$416,669

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the Merger previously disclosed in Note 4, Dai-ichi Merger, and in accordance with ASC Topic 805 - Business Combinations.

Concurrently, a VOBA asset was created representing the actuarial estimated present value of future cash flows from the Company’s insurance policies and investment contracts in-force on the date of the Merger.

Based on the balance recorded as of December 31, 2016 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2017	$129,610
2018	123,455
2019	116,523
2020	102,166
2021	90,317

12.          GOODWILL

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company decreased its goodwill balance by approximately $0.3 million. The decrease for the period of the Predecessor Company was due to an adjustment in the Acquisitions segment related to tax benefits realized during the period on the portion of tax goodwill in excess of GAAP basis goodwill. The goodwill balances associated with the Predecessor Company were replaced with newly established goodwill balances in conjunction with the Dai-ichi Merger, in accordance with ASC Topic 805, as described below.

On the date of the Merger, goodwill of $735.7 million was recognized as the excess of the purchase considerations over the fair value of identifiable assets acquired and liabilities assumed. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. During the fourth quarter of 2016, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2016 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2016 that would impact the Company’s conclusion and no such events were identified. As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3, Significant Transactions. The balance of goodwill for the Company as of December 31, 2016 (Successor Company) was $793.5 million. See Note 3, Significant Transactions for more information.

13.                             CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.5 billion as of December 31, 2016 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 7, Fair Value of Financial Instruments, and Note 8, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.83%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company and industry experience, lapse rates ranging from 0.5% - 38.7% (depending on product type and duration), and an average discount rate of 5.1%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.6 billion as of December 31, 2016 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2016 (Successor Company), was $142.4 million (including $123.1 million in the Annuities segment and $19.3 million in the Acquisitions segment) with a GMDB reserve of $24.7 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2016 for the Company was 70.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $10.2 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2016 (Successor Company), was 66 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$29,931	$23,893	$21,695	$13,608
Incurred guarantee benefits	(682)	8,285	2,506	10,130
Less: Paid guarantee benefits	1,414	2,247	442	2,043
Ending balance	$27,835	$29,931	$23,759	$21,695

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Equity mutual funds	$8,071,204	$5,476,366
Fixed income mutual funds	5,085,864	7,184,528
Total	$13,157,068	$12,660,894

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Deferred asset, beginning of period	$11,756	$—	$155,150	$146,651
Amounts deferred	16,212	14,557	82	18,302
Amortization	(5,471)	(2,801)	(1,139)	(9,803)
Deferred asset, end of period	$22,497	$11,756	$154,093	$155,150

14.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2016 (Successor Company), the Company had reinsured approximately 41% of the face value of its life insurance in-force. The Company has reinsured approximately 18% of the face value of its life insurance in-force with the following three reinsurers:

•                  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                  Swiss Re Life & Health America Inc.

•                  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), or December 31, 2014 (Predecessor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-duration and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company		Predecessor Company
	As of December 31,		As of December 31,
	2016	2015	2014
	(Dollars In Millions)		(Dollars In Millions)
Direct life insurance in-force	$739,249	$727,705	$721,036
Amounts assumed from other companies	116,265	39,547	43,237
Amounts ceded to other companies	(348,995)	(368,142)	(388,890)
Net life insurance in-force	$506,519	$399,110	$375,383

Percentage of amount assumed to net	23%	10%	12%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)         Includes annuity policy fees of $80.1 million, $77.2 million, $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

As of December 31, 2016 and 2015 (Successor Company), policy and claim reserves relating to insurance ceded of $5.1 billion and $5.3 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2016 and 2015 (Successor Company), the Company had paid $87.9 million and $77.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2016 and 2015 (Successor Company), the Company had receivables of $64.5 million and $64.9 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $5.1 billion and $5.3 billion as of December 31, 2016 and 2015 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2016		2015
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$762.2	A	$800.6	A
Swiss Re Life & Health America, Inc.	682.6	A+	719.2	A+
Lincoln National Life Insurance Co.	530.9	A+	546.0	A+
Transamerica Life Insurance Co.	367.8	A+	396.6	A+
SCOR Global Life(1)	354.8	A	320.4	A
American United Life Insurance Company	285.6	A+	314.2	A+
RGA Reinsurance Company	269.0	A+	303.5	A+
Centre Reinsurance (Bermuda) Ltd	243.6	NR	247.6	NR
Scottish Re (U.S.) Inc.	232.8	NR	268.6	NR
The Canada Life Assurance Company	216.2	A+	207.5	A+

(1)         Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

15.                             DEBT AND OTHER OBLIGATIONS

In conjunction with the Merger and in accordance with ASC Topic 805, the Company adjusted the carrying value of debt to fair value as of the date of the Merger, February 1, 2015. This resulted in PLC and the Company establishing premiums and discounts on PLC’s outstanding debt, subordinated debentures and PLC and the Company’s non-recourse funding obligations. The carrying value of the Company’s revolving line of credit approximates fair value due to the nature of the borrowings and the fact the Company pays a variable rate of interest that reflects current market conditions. The fair value of PLC’s senior notes and subordinated debt and PLC and the Company’s non-recourse funding obligations associated with Golden Gate II Captive Insurance Company and MONY Life Insurance Company were determined using market prices as of February 1, 2015. The fair value of the Golden Gate V non-recourse funding obligation was determined using a discounted cash flow model with inputs derived from comparable financial instruments. The premiums and discounts established as of February 1, 2015 are amortized over the expected life of the instruments using the effective interest method. The amortization of premiums and discounts are recorded as a component of interest expense and are recorded in “Other operating expenses” on the Company’s Consolidated Statements of Income.

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the “Credit Facility”). Under the Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC’s Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent’s prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC’s Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC’s Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The initial facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon PLC’s subsequent ratings upgrade on February 2, 2015. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2016 (Successor Company). PLC had an outstanding balance of $170.0 million bearing interest at a rate of LIBOR plus 1.00% as of December 31, 2016 (Successor Company). As of June 30, 2016 (Successor Company), the Company had used $30.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit on an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit was terminated during the period and no Letter of Credit was outstanding as of December 31, 2016 (Successor Company)

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.116 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.116 billion outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Prior to this transaction Golden Gate had three series of non-recourse funding obligations with a total outstanding balance of $800 million. PLC held the entire outstanding balance of non-recourse funding obligations. Series A1 non-recourse funding obligations had a balance of $400 million and accrued interest at 7.375%, the Series A2 non-recourse funding obligations had a balance of $100 million and accrued interest at 8%, and the Series A3 non-recourse funding obligations had a balance of $300 million and accrued interest at 8.45%. As a result of the transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2016 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2016 (Successor Company), securities related to $58.6 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $220.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $296.1 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2016 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2016 (Successor Company), the Company and its affiliates repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount. These repurchases did not result in a material gain or loss for the Company. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not repurchase any of its outstanding non-recourse funding obligations.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the

Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the principal balance of the Red Mountain note was $565 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $128.3 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $565 million outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(2)(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company(2)(3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2015
Golden Gate Captive Insurance Company(3)	$800,000	$1,148,237	2037	4.66%
Golden Gate II Captive Insurance Company	290,249	236,123	2052	1.22%
Golden Gate V Vermont Captive Insurance Company(3)	500,000	564,679	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,524	2024	6.19%
Total	$1,591,340	$1,951,563

(1)         Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)         Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)         Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the “LOC”) in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the “First Amended and Restated Reimbursement Agreement”), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the “Second Amended and Restated Reimbursement Agreement”), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions had been met. On June 25, 2014, Golden Gate III entered into a Third Amended and Restated Reimbursement Agreement with UBS (the “Third Amended and Restated Reimbursement Agreement”), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Pursuant to the terms of the Third Amended and Restated Reimbursement Agreement, the LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2016 (Successor Company), the LOC balance was $930 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016 and remained at this level as of December 31, 2016 (Successor Company). The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2016 (Successor Company), the fair value of securities pledged under the repurchase program was $861.7 million and the repurchase obligation of $797.7 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 65 basis points). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company). During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the maximum balance outstanding at any one point in time related to these programs was $912.7 million and $175.0 million, respectively. The average daily balance was $540.3 million and $77.4 million (at an average borrowing rate of 20 and 16 basis points, respectively) during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements
As of December 31, 2016 (Successor Company)
(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
State and municipal securities	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—
Corporate securities	—	—	—	—	—
Equity securities	—	—	—	—	—
Non-U.S. sovereign debt	—	—	—	—	—
Mortgage loans	480,269	—	—	—	480,269
Total borrowings	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $170.8 million, $106.4 million, $10.0 million, $118.6 million, for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

16.                             COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 20 cities, including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.4 million, $10.2 million, $0.9 million, and $10.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.4 million for the year ended December 31, 2016 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2017	$4,497
2018	4,515
2019	4,319
2020	4,044
2021	3,779
Thereafter	12,472

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2017	$1,653
2018	76,629

As of December 31, 2016 and 2015 (Successor Company), the Company had outstanding mortgage loan commitments of $855.3 million at an average rate of 4.17% and $601.9 million at an average rate of 4.43%, respectively.

Under the insurance guaranty fund laws of most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $4.5 million.

17.                             SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2016, 2015, and 2014, PL&A paid no dividends to PLC on its preferred stock.

18.                             STOCK-BASED COMPENSATION (PREDECESSOR COMPANY)

As a result of the Merger, PLC adopted a new long-term incentive program in 2015. The program was modified to reflect the fact that PLC no longer has a publicly traded class of stock to use in its compensation programs. Prior to that time, since 1973, PLC had stock-based incentive plans designed and established to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Due to change in control provision, the awards outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash. For more information refer to Note 4, Dai-ichi Merger.

Performance Shares (Predecessor)

The criteria for payment of the 2014 performance awards was based on PLC’s average operating return on average equity (“ROE”) over a three-year period. If PLC’s ROE was below 10.5%, no award was earned. If PLC’s ROE was at or above 12.0%, the award maximum was earned.

Performance shares were equivalent in value to one share of PLC’s common stock times the award earned percentage payout. Performance share awards of 203,295 performance share awards were issued during the year ended December 31, 2014 (Predecessor Company).

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484

Stock Appreciation Rights (Predecessor)

Stock Appreciation Rights (“SARs”) were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC’s common stock. The SARs were exercisable either 5 years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price was as follows:

	Weighted-Average Base Price Per Share	No. of SARs
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014 (Predecessor Company), were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
$43.46	22,300	3	22,300
$38.59	52,000	4	52,000
$3.50	46,110	5	46,110
$18.36	27,218	6	27,218

There were no SARs issued for the year ended December 31, 2014 (Predecessor Company). These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016. Due to the change in control provision, all SARs outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash.

Restricted Stock Units (Predecessor)

Restricted stock units were awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 (Predecessor Company). These awards had a total fair value at grant date of $5.1 million. Approximately half of these restricted stock units were to vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million in 2014. PLC’s obligations of its stock-based compensation plans that are expected to be settled in shares of PLC’s common stock are reported as a component of shareowner’s equity, net of deferred taxes. As of December 31, 2014 (Predecessor Company), the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense was accelerated as of the date of the merger due to a change in control provision.

The following table provides information as of December 31, 2014 (Predecessor Company), regarding equity compensation plans under which the Company’s common stock was authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014 (a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014 (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014 (c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07	(3)	4,092,546	(4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable		Not applicable	(5)
Total	2,154,679		$22.07		4,092,546

(1)         Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC’s Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC’s Stock Plan for Non-Employee Directors that the recipient deferred under PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)         Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC’s Directors before June 1, 2004 that the recipient deferred pursuant to PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC’s Directors deferred under the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLC’s Deferred Compensation Plan for Officers.

(3)         Based on exercise prices of outstanding SARs.

(4)         Represents shares of common stock available for future issuance under the LTIP and PLC’s Stock Plan for Non-Employee Directors.

(5)         The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans’ participants.

19.                             EMPLOYEE BENEFIT PLANS

Due to the Dai-ichi acquisition, PLC remeasured all materially impacted benefit plans as of January 31, 2015. Financial remeasurement was performed for the defined benefit pension plan, the unfunded excess benefit plan, and the postretirement life insurance plan as of January 31, 2015. The January results for the retiree life plan were not material, and therefore, remeasurement was not deemed necessary for this plan. PLC has disclosed relevant financial information related to the January 31, 2015 remeasurement.

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•                  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•                  Employees active on December 31, 2007, with age plus vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•                  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•                  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, PLC amended its defined benefit pension plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for PLC and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

On May 5, 2016, the Board of Directors of Protective Life Corporation decided to convert the accrued benefit payable under the excess benefit plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer, into a lump sum amount. On September 30, 2016, the lump sum amount was allocated to a book entry account that will be treated as though it were a deferral account under PLC’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits with respect to his continued service as an employee of PLC after March 31, 2016 in a manner that is consistent with the provisions of the excess benefit plan. The conversion event required PLC to re-measure the excess benefit plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), and January 31, 2015 (Predecessor Company):

	Successor Company				Predecessor Company
	December 31, 2016		December 31, 2015		January 31, 2015
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Accumulated benefit obligation, end of year	$247,595	$45,594	$250,133	$54,196	$262,290	$49,251
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$268,221	$56,985	$281,099	$51,243	$267,331	$49,575
Service cost	12,791	1,413	11,220	1,229	974	95
Interest cost	9,751	1,353	9,072	1,499	1,002	140
Amendments	—	—	—	—	—	—
Actuarial loss/(gain)	5,988	4,124	(19,235)	4,484	12,384	1,555
Benefits paid	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Projected benefit obligation at end of year	265,848	47,802	268,221	56,985	281,099	51,243
Change in plan assets:
Fair value of plan assets at beginning of year	196,042	—	201,820	—	203,772	—
Actual return on plan assets	15,815	—	6,751	—	(3,525)	—
Employer contributions(1)	20,889	16,073	1,406	1,470	2,165	122
Benefits paid(2)	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Fair value of plan assets at end of year	201,843	—	196,042	—	201,820	—
After reflecting FASB guidance:
Funded status	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in the balance sheet:
Other liabilities	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	(7,855)	6,294	(12,772)	4,484	96,965	22,401
Prior service cost/(credit)	—	—	—	—	(1,001)	23
Total amounts recognized in AOCI	$(7,855)	$6,294	$(12,772)	$4,484	$95,964	$22,424

(1)         Employer contributions disclosed are based on the Company’s fiscal filing year

(2)         Includes amount related to Mr. Johns’ excess benefit to deferred compensation plan conversion as discussed above in Unfunded Excess Benefit Plan

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2016	2015	2016	2015
Discount rate	4.04%	4.29%	3.60%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

The benefit obligations as of January 31 were determined based on the assumptions used in the 2014 year end disclosures with the following exception:

	Predecessor Company
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	3.55%	3.26%

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31,				For The Year Ended December 31,
	2016	2015	2016	2015	2014	2014
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan		Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	4.29%	3.95%	3.63%	3.65%	4.86%	4.30%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	3.0	4.0
Expected long-term return on plan assets	7.25%	7.50%	N/A	N/A	7.50%	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015		For The Year Ended December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Service cost — benefits earned during the period	$12,791	$1,413	$11,220	$1,229	$974	$95	$9,411	$954
Interest cost on projected benefit obligation	9,751	1,353	9,072	1,499	1,002	140	10,493	1,696
Expected return on plan assets	(13,780)	—	(13,214)	—	(1,293)	—	(12,166)	—
Amortization of prior service cost/(credit)	—	—	—	—	(33)	1	(392)	12
Amortization of actuarial loss/(gain)(1)	—	178	—	—	668	138	6,821	1,516
Preliminary net periodic benefit cost	8,762	2,944	7,078	2,728	1,318	374	14,167	4,178
Settlement/curtailment expense(2)	(964)	2,135	—	—	—	—	—	—
Total net periodic benefit cost	$7,798	$5,079	$7,078	$2,728	$1,318	$374	$14,167	$4,178

(1)            2016 average remaining service period used is 9.31 years and 8.58/8.63 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)            The unfunded excess benefit plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the defined benefit pension plan, PLC does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2017 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, PLC expects to amortize a loss of approximately $0.2 million from other comprehensive income into net periodic benefit cost during 2017.

Estimated future benefit payments under the defined benefit pension plan and unfunded excess benefit plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2017	$18,410	$3,014
2018	18,050	3,245
2019	19,112	6,364
2020	19,434	5,290
2021	19,990	4,873
2022 - 2026	106,672	21,890

Defined Benefit Pension Plan Assets

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2017	2016	2015
Cash and cash equivalents	2%	2%	2%
Equity securities	60	61	61
Fixed income	38	37	37
Total	100%	100%	100%

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee’s retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree’s name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, 2016 and 2015 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2016	2015
	(Dollars In Thousands)
Cash and cash equivalents	$4,175	$3,121
Equity securities:
Collective Russell 3000 equity index fund	67,627	72,663
Fidelity Spartan 500 index fund	58,815	52,551
Fixed income	71,226	67,707
Total investments	201,843	196,042
Employer contribution receivable	—	—
Total	$201,843	$196,042

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,121	$—	$—	$3,121
Collective investment funds:
Equity index funds	52,551	72,663	—	125,214
Group deposit administration annuity contract	—	—	67,707	67,707
Total investments	$55,672	$72,663	$67,707	$196,042

For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers between levels.

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day
As of December 31, 2015
Collective short-term investment fund	$3,121	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	72,663	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	52,551	Not Applicable	Daily	1 day

(1)   Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Copmany) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company		Predecessor Company
	December 31, 2016	December 31, 2015	January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of year	$67,707	$64,581	$64,296
Interest income	3,519	3,126	285
Transfers from collective short-term investments fund	—	—	—
Transfers to collective short-term investments fund	—	—	—
Balance, end of year	$71,226	$67,707	$64,581

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2016 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$71,226	Contract Value	Contract Rate	5.11 - 5.35%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Defined Benefit Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan’s assets by the plan’s funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan’s AFTAP may be different from the assumptions and methods used to measure the plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required defined benefit plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2016, PLC contributed $1.9 million to the defined benefit pension plan for the 2015 plan year and $19.0 million to its defined benefit pension plan for the 2016 plan year. The $19.0 million contribution for the 2016 plan year was an acceleration of the contributions due during 2017 and was related to the funding of payments resulting from the lump sum window offered during the year as previously discussed herein. PLC has not yet determined what amount it will fund for 2017, but estimates that the amount will be between $1 million and $10 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2016 and 2015 (Successor Company), the accumulated postretirement benefit obligation associated with these benefits was $0.1 million and $0.1 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$137	$247
Service cost	—	1
Interest cost	1	2
Actuarial (gain)/loss	(22)	(113)
Plan participant contributions	87	141
Benefits paid	(142)	(141)
Benefit obligation, end of year	$61	$137

For the retiree medical plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 1.70% and 1.54%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), PLC’s liability related to this benefit was less than $0.1 million. PLC’s obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	As of December 31, 2015	As of January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,063	$9,781	$9,288
Service cost	102	138	12
Interest cost	338	336	39
Actuarial (gain)/loss	604	(894)	511
Benefits paid	(473)	(298)	(69)
Benefit obligation, end of year	$9,634	$9,063	$9,781

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 4.35% and 4.60%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2016 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2016	2015
	(Dollars In Thousands)

Money market fund	$5,362	$5,653

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,653	$—	$—	$5,653

For the year ended December 31, 2016 and 2015 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($18,000 for 2016). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2016). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC’s 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), PLC recorded an expense of $7.5 million and $6.3 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.6 million, $0.5 million, and $0.4 million, respectively, in 2016, 2015, and 2014.

Prior to the Merger date of February 1, 2015, PLC’s outstanding and publicly traded common stock was a component of the investment options allowed to participants in the 401(k) Plan.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2015 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

20.          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2016 and 2015 (Successor Company), January 31, 2015 (Predecessor Company), and December 31, 2014 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014, net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)         See Reclassification table below for details.

(2)         As of December 31, 2014 and 2013, net unrealized losses reported in AOCI were offset by $(504.4) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)   See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(1,777)	Benefits and settlement expenses, net of reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$75,569	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

21.                             INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.6	1.4	0.5	0.5
Investment income not subject to tax	(3.1)	(6.8)	(2.8)	(2.7)
Uncertain tax positions	0.3	—	—	0.5
Other	(0.3)	(0.3)	0.7	0.1
	32.5%	29.3%	33.4%	33.4%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Current income tax expense:
Federal	$(41,244)	$50,722	$(48,469)	$176,238
State	2,581	(4,000)	1,085	5,525
Total current	$(38,663)	$46,722	$(47,384)	$181,763
Deferred income tax expense:
Federal	$204,810	$18,880	$90,774	$65,566
State	3,926	8,889	935	(491)
Total deferred	$208,736	$27,769	$91,709	$65,075

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$510,886	$115,667
Deferred compensation	101,626	108,416
Deferred policy acquisition costs	155,009	267,542
Premium on non-recourse funding obligations	4,482	13,872
Net unrealized loss on investments	353,149	671,176
Other	—	6,605
Valuation allowance	(5,039)	(3,466)
	1,120,113	1,179,812
Deferred income tax liabilities:
Premium receivables and policy liabilities	819,476	202,753
VOBA and other intangibles	720,878	632,176
Invested assets (other than unrealized gains (losses))	1,340,688	1,560,063
Other	30,032	—
	2,911,074	2,394,992
Net deferred income tax liability	$(1,790,961)	$(1,215,180)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2016 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management’s judgment, the gross deferred income tax asset as of December 31, 2016 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $7.8 million and $5.3 million as of December 31, 2016 and 2015 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $2.5 million, before federal income taxes, increased state income tax expense in 2016 by the same amount.

During the twelve months ended December 31, 2016 (Successor Company), the Company entered into a reinsurance transaction, as discussed in Note 3, Significant Transactions. This transaction is expected to generate an operating loss on the

Company’s consolidated 2016 U.S. income tax return. The Company has evaluated its ability to carry this loss back to receive funds of previously-paid taxes, plus utilize the remaining loss in future years. The Company expects to receive refunds for substantially all of the U.S. income taxes that it paid in 2014 and 2015, as well as fully utilize the remaining operating loss carryforward during the carryforward period. Based on the Company’s current assessment of future taxable income, including available tax planning opportunities, the Company anticipates that it is more likely than not that it will generate sufficient taxable income to realize all of its material deferred tax assets. The Company did not record a valuation allowance against its material deferred tax assets as of December 31, 2016 (Successor Company).

The Company has life net operating loss carryforwards for federal income tax purposes of $1,021.5 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Foreign tax credits of $5.6 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $14.0 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2017 and 2036.

As of December 31, 2016 and 2015 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$8,937	$105,850	$168,076	$85,846
Additions for tax positions of the current year	2,122	2,213	(5,010)	57,392
Additions for tax positions of prior years	1,318	1,812	1,149	34,371
Reductions of tax positions of prior years:
Changes in judgment	(975)	(644)	(58,365)	(9,533)
Settlements during the period	(1,546)	(100,294)	—	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$9,856	$8,937	$105,850	$168,076

Included in the end of period balance above, as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), are approximately $0.7 million, $1.4 million, $94.9 million, and $157.3 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $9.2 million, $7.5 million, $11.0 million, and $10.7 million as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2016, 2015, or 2014, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2016, 2015, or 2014.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 will not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the chart above. The Company believes that in the next 12 months, none of these unrecognized tax benefits will be significantly increased or reduced. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Nevertheless, certain of these pre-2014 years have pending U.S. tax refunds. Due to their size, these refunds are being reviewed by Congress’ Joint Committee on Taxation. Furthermore, due to the afore-mentioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns. At this time, the Company believes that the Joint Committee’s review of its U.S. tax refunds and the states’ acceptance of its amending returns will be completed this year. The underlying statutes of limitations are expected to close in due course on or before December 31, 2017.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred and is awaiting acceptance by the IRS. If the Company’s request for the non-automatic tax accounting method change is accepted as filed, the Company anticipates an overall increase to current tax expense of approximately $1.5 million which will be reflected on tax returns for the years ended December 31, 2016 through December 31, 2019. Of this total amount, a $2.9 million tax benefit will be reflected on the federal tax return for the year ended December 31, 2016 (Successor Company). This change, if approved, is not expected to have a material impact on our effective tax rate.

22.                               SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$142,463	$98,232	$21,567	$117,776
Income taxes	127,615	(75,869)	(1)	159,724

23.                               RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $5.8 million, $4.6 million, $0.4 million, and $4.9 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $258.0 million, $214.8 million, $19.0 million, and $206.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2016 and 2015 of $14.9 million and $22.5 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2016 or 2015 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $7.2 million, $45.3 million, $2.6 million, and $33.4 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $8.6 million, $10.0 million, $0.8 million, and $16.5 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2016 (Successor Company), PLC paid a management fee to Dai-ichi Life of $6.4 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2016 (Successor Company), PLC was the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate. During 2016, these notes were contributed, ultimately, to Golden Gate and extinguished.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000.

The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2016, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. In accordance with this agreement, $50 million of additional capital was provided to Shades Creek by PLC through cash contributions during the year ended December 31, 2016 (Successor Company). As of December 31, 2016 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

24.                               STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $(391.6) million, $440.0 million, and $554.2 million for the year ended December 31, 2016, 2015, and 2014, respectively. Statutory capital and surplus for the Company was $4.2 billion and $3.8 billion as of December 31, 2016 and 2015, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2017 is approximately $201.8 million. Additionally, as of December 31, 2016, approximately $1.4 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2016, the Company’s total adjusted capital and company action level RBC were approximately $4.5 billion and $731.0 million, respectively, providing an RBC ratio of approximately 619%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2016, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $43.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Non-admission of goodwill	$(257)	$(295)
Total (net)	$(257)	$(295)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,720	$1,715
Accounting for certain notes as admitted assets	$2,681	$500
Reserving based on state specific actuarial practices	$120	$117

25.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. There were no changes to the Company’s operating segments made or required to be made as a result of the Merger on February 1, 2015. A brief description of each segment follows.

•                                          The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent marketing organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and/or servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income,” “Operating income before tax,” or “Segment operating income.” In addition, we previously referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP measures.

There were no significant intersegment transactions during the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Life Marketing	$1,517,542	$1,316,832	$133,361	$1,421,795
Acquisitions	1,676,017	1,333,430	139,761	1,720,179
Annuities	547,512	396,651	130,918	785,176
Stable Value Products	114,580	79,670	8,181	127,708
Asset Protection	306,237	294,657	24,566	305,396
Corporate and Other	131,821	65,802	22,859	103,953
Total revenues	$4,293,709	$3,487,042	$459,646	$4,464,207
Adjusted Operating Income (Loss)
Life Marketing	$41,457	$54,864	$(2,271)	$116,875
Acquisitions	260,511	194,654	20,134	254,021
Annuities	174,362	146,828	11,363	204,015
Stable Value Products	61,294	56,581	4,529	73,354
Asset Protection	11,309	17,632	1,907	26,274
Corporate and Other	(161,820)	(118,832)	(16,662)	(99,048)
Pre-tax adjusted operating income	387,113	351,727	19,000	575,491
Realized investment (losses) gains - investments(1)	48,522	(185,202)	89,414	151,035
Realized investment (losses) gains - derivatives	87,046	87,663	24,433	12,263
Income before income tax	522,681	254,188	132,847	738,789
Income tax expense	(170,073)	(74,491)	(44,325)	(246,838)
Net income	$352,608	$179,697	$88,522	$491,951

Pre-tax adjusted operating income	$387,113	$351,727	$19,000	$575,491
Adjusted operating income tax (expense) benefit	(122,624)	(108,629)	(4,479)	(189,684)
After-tax adjusted operating income	264,489	243,098	14,521	385,807
Realized investment gains (losses)—investments(1)	48,522	(185,202)	89,414	151,035
Realized investment gains (losses)— derivatives	87,046	87,663	24,433	12,263
Income tax (expense) benefit on adjustments	(47,449)	34,138	(39,846)	(57,154)
Net income	$352,608	$179,697	$88,522	$491,951

Investment gains (losses)	$72,882	$(193,928)	$80,672	$198,027
Less: amortization related to DAC/VOBA and benefits and settlement expenses	24,360	(8,726)	(8,742)	46,992
Realized investment gains (losses)- investments	$48,522	$(185,202)	$89,414	$151,035

Derivative gains (losses)	$49,790	$58,436	$22,031	$(13,492)
Less: VA GLWB economic cost	(37,256)	(29,227)	(2,402)	(25,755)
Realized investment gains (losses)- derivatives	$87,046	$87,663	$24,433	$12,263

(1)         Includes credit related other-than-temporary impairments of $17.7 million, $27.0 million, $0.5 million, and $7.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net investment income
Life Marketing	$523,989	$446,518	$47,622	$553,006
Acquisitions	764,571	639,422	71,088	874,653
Annuities	318,511	296,839	37,189	465,849
Stable Value Products	107,010	78,459	6,888	107,170
Asset Protection	17,591	14,042	1,540	18,830
Corporate and Other	91,791	57,516	278	78,505
Total net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Amortization of DAC and VOBA
Life Marketing	$130,708	$107,811	$4,813	$175,807
Acquisitions	8,178	2,035	5,033	60,031
Annuities	(11,031)	(41,071)	(6,999)	47,448
Stable Value Products	1,176	43	25	380
Asset Protection	21,267	26,219	1,858	24,169
Corporate and Other	—	27	87	485
Total amortization of DAC and VOBA	$150,298	$95,064	$4,817	$308,320

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
Deferred policy acquisition costs and value of business acquired	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
Deferred policy acquisition costs and value of business acquired	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

Successor Company

	Operating Segment Assets As of December 31, 2015
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,258,639	$19,879,988	$19,715,901	$2,006,263
Deferred policy acquisition costs and value of business acquired	1,119,515	(178,662)	578,742	2,357
Other intangibles	319,623	39,658	196,780	9,389
Goodwill	200,274	14,524	336,677	113,813
Total assets	$14,898,051	$19,755,508	$20,828,100	$2,131,822

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$766,294	$9,464,906	$65,091,991
Deferred policy acquisition costs and value of business acquired	40,421	—	1,562,373
Other intangibles	79,681	—	645,131
Goodwill	67,155	—	732,443
Total assets	$953,551	$9,464,906	$68,031,938

26.                               CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	111,000	131,364	21,376	(141,068)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

Successor Company February 1, 2015 to December 31, 2015	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$506,386	$828,058	$793,572	$864,806
Reinsurance ceded	(146,813)	(351,196)	(312,256)	(364,606)
Net of reinsurance ceded	359,573	476,862	481,316	500,200
Net investment income	272,211	408,147	413,544	438,894
Realized investment gains (losses)	(40,004)	(97,515)	37,140	(35,113)
Other income	49,181	75,459	74,671	72,476
Total revenues	640,961	862,953	1,006,671	976,457
Total benefits and expenses	616,425	898,520	850,550	867,359
Income before income tax	24,536	(35,567)	156,121	109,098
Income tax expense	8,116	(9,991)	42,542	33,824
Net income	$16,420	$(25,576)	$113,579	$75,274

(1) First quarter includes February 1, 2015 to March 31, 2015

Predecessor Company	January 1, 2015 to January 31, 2015
(Dollars In Thousands)
Premiums and policy fees	$260,582
Reinsurance ceded	(91,632)
Net of reinsurance ceded	168,950
Net investment income	164,605
Realized investment gains (losses)	102,703
Other income	23,388
Total revenues	459,646
Total benefits and expenses	326,799
Income before income tax	132,847
Income tax expense	44,325
Net income	$88,522

27.          SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2016 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

Predecessor Company
For The Year Ended December 31, 2014
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)	Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Life insurance in-force	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Predecessor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015(2)
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$(388,890,060)	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)

Includes annuity policy fees of $80.1 million, $77.2 million $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

(2)

January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724
As of December 31, 2015
Allowance for losses on commercial mortgage loans	$—	$2,561	$—	$(2,561)	$—

	Predecessor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of January 31, 2015
Allowance for losses on commercial mortgage loans	$5,720	$(2,359)	$—	$(861)	$2,500

PART C

OTHER INFORMATION

Item 26. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (5)

(a)(2) Second Amended Distribution Agreement between IDI and PLICO. (16)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Protective Strategic Objectives VUL Form of Contract (20)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(e)  Protected insurability benefit rider. (1)

(f)  Term Rider for Covered Insured. (4)

(g)  Policy Value Credit Endorsement (20)

(h)  Terminal Illness Accelerated Death Benefit Endorsement. (17)

(i)  Lapse Protection Endorsement (20)

(j)  Overloan Protection Endorsement (17)

(k)  Income Provider Option (17)

(l)  Flexible Coverage Rider (20)

(m)  ExtendCare Rider 2017 (22)

5.  Form of Contract Application. (17)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (11)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (11)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company (15)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company (15)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (8)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (13)

(c)  List of Reinsurers. (24)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (5)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (6)

(d)  Participation Agreement (Lord Abbett Series Fund, Inc.). (7)

(e)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (9)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (14)

(f)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (10)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (14)

(g)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (10)

(h)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (11)

(i)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (11)

(j)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (11)

(k)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (11)

(l)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (11)

(m)  Participation Agreement (Legg Mason) (12)

(n)  Participation Agreement (PIMCO) (12)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (14)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (14)

(o)  Participation Agreement (Royce Capital) (12)

(p)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (12)

(q)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (14)

(r)  Participation Agreement (American Funds Insurance Series) (18)

(s)  Rule 22c-2 Shareholder Information Agreement (American Funds Insurance Series) (19)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of Max Berueffy, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Eversheds Sutherland (US) LLP (24)

(b)  Consent of PricewaterhouseCoopers, L.L.P. (24)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (21)

18.  Power of Attorney (23)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.

(5)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(9)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041) as filed with the Commission on September 16, 2011.

(16)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

(17)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (333-194115) filed with the Commission on July 7, 2014.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-6 Registration Statement (333-194115) filed with the Commission on June 26, 2015.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070) as filed with the Commission on April 30, 2008.

(20)  Incorporated herein by reference to the initial filing of Form N-6 Registration Statement (File No. 333-206951) as filed with the Commission on September 15, 2015.

(21)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (333-206951) as filed with the Commission on December 22, 2015.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on February 22, 2017.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-6 Registration Statement (File No. 333-206951) as filed with the Commission on February 22, 2017.

(24)  Filed herein

Item 27. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Chief Operating Officer Director Executive Committee President
Black, Lance P.	Senior Vice President Treasurer
Callaway, Steve M.	Assistant Secretary Chief Compliance Officer Senior Associate Counsel Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Chief Information and Operations Officer Senior Vice President
Drew, Mark L.	Executive Vice President General Counsel
Evesque, Wendy L.	Chief Human Resources Officer Senior Vice President

Name and Principal Business Address*	Position and Offices with Depositor
Goyer, Stephane	Head of Insurance Risk Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Chief Auditor Senior Vice President
Johns, John D.	Chairman of the Board Chief Executive Officer Director Executive Committee
Kohler, Matthew	Chief Technology Officer Senior Vice President
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Associate Counsel Senior Vice President
Martinez, Benjamin	Managing Director of Operations
Moloney, Michelle	Chief Risk Officer Senior Vice President
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Life and Annuity Executive Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Associate Counsel Senior Vice President, Government Affairs
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Chief Investment Officer Director Executive Vice President
Wagner, James	Senior Vice President, Annuity Sales
Walker, Steven G.	Chief Financial Officer Executive Vice President
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience
Wooden, Cynthia	Director of Regulatory Administration, APD

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2016 (File No. 001-11339) filed with the Commission on February 24, 2017.

Item 29. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Assistant Vice President, LLC Commissions
Caldwell, Edwin V. II	Director President	Vice President, New Business Operations, Life and Annuity Divisions
Callaway, Steve M.	Director Chief Compliance Officer Secretary	None
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Director Assistant Financial Officer	Assistant Vice President — Annuity Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Senior Compliance Analyst II, Life and Annuity Division
Majewski, Carol L.	Assistant Compliance Officer	Director II, Compliance Officer
Morsch, Letitia	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Tennent, Rayburn	Chief Financial Officer	None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 32. Management Services.

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 28, 2017.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 28, 2017
* Richard J. Bielen	President, Chief Operating Officer and Director (Principal Operating Officer)	April 28, 2017
* Steven G. Walker	Executive Vice President, Controller and Chief Financial Officer (Principal Financial Officer)	April 28, 2017
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 28, 2017
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 28, 2017

Exhibits

7  (c)  List of Reinsurers

14  (a)  Consent of Eversheds Sutherland (US) LLP

  (b)  Consent of PricewaterhouseCoopers, L.L.P.